UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

John D. Jackson

Assistant Secretary

Thrivent Mutual Funds

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-7190

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1.	Report to Stockholders

[Insert shareholder report]

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (ThriventFunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker dealer or bank) where you purchased shares or, if you purchased shares through Thrivent Financial, by enrolling at Thrivent.com/gopaperless or, if you purchased directly online, by enrolling at ThriventFunds.com.

You may elect to receive all future reports in paper free of charge. If you invest directly with a Fund, you can call 1-800- 847-4836 to let us know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.

Dear Shareholder:

We’ve often stated that Thrivent’s mission is to help people be wise with money. But I thought it might be helpful to go a step further and delve into the story behind that slogan—how we manage your money at Thrivent. Please bear with me; managing money may seem complicated and difficult to understand, but it can also be made very simple. In fact, that’s the whole point of much of what we do as an investment team at Thrivent.

Within the investment area, we do our best to offer low-cost, high-value products that are easy to understand. Although Thrivent offers a variety of funds, today I’d like to focus on some funds that we view as especially important in helping folks be wise with money: our Asset Allocation Funds and Income Plus Funds.

Our Asset Allocation Funds are intended to be a simple solution for investors seeking accumulation of assets for retirement or other purposes. We offer four funds—from Moderately Conservative to Aggressive—to suit the risk tolerance and objectives of a wide range of investors. Higher risk, of course, offers the potential for greater returns but also carries greater risk of loss.

We also offer three Income Plus funds—from our Balanced Income Plus Fund (which has approximately 50% in stocks and 50% in fixed-income) to our Diversified Income Plus Fund (which has approximately 30% in stocks and 70% in fixed-income) to our Opportunity Income Plus (which normally holds only fixed-income securities). Our Income Plus funds seek to provide greater income than our Asset Allocation funds and could be appropriate, for example, for someone looking for income in retirement.

We use the same process to manage both our Asset Allocation funds and Income Plus funds. We sometimes refer to these funds collectively as our “mixed-asset funds,” since each holds a variety of different types of securities. We also sometimes refer to our Asset Allocation funds and Income Plus funds as “solution-oriented funds.” We call them that because, unlike our single-strategy funds (such as our Mid Cap Stock Fund or our Large Cap Growth Fund), our primary goal isn’t just to beat a particular investment benchmark. We’re seeking a particular outcome for investors, namely, some combination of capital appreciation and income with a certain level of risk (depending on the fund).

Our mixed-asset funds are designed to be as simple as possible for an investor to understand. But within these funds, there’s a whole lot “going on under the hood,” so to speak. Our process starts with an in-depth, quantitative review of the historical risk, return and other characteristics of more than two dozen types of assets—stocks, bonds and hybrid securities, both domestic and international. We have a group of five investment professionals, led by David Spangler, CFA, whose primary job is to analyze our allocations across asset classes for our mixed-asset funds. They compile the best historical data available for each type of asset and run an optimization algorithm to determine which allocations, based on the historical data, should produce the best risk-adjusted returns.

But the future doesn’t always look like the past, so we don’t simply set our asset allocations based on algorithms running on historical information. When we set what we refer to as our “strategic allocations” for each asset class, we take into account the quantitative models and data, but we also apply a layer of judgment. Some periods in the market—think of the tech bubble in 1999-2000 or the credit crisis of 2008-09—can be so extreme as to distort long-term historical data. Our team of investment professionals uses its many years of experience to set what we believe to be the best strategic asset allocation for each fund based on its investment objective and its risk/ return profile. We redo this strategic allocation process about every 24 months to incorporate new and better historical information as it becomes available.

But while we view our strategic allocations as an important starting point—our “north star,” as we’ve termed it in our asset allocation meetings—our mixed-asset funds are rarely at their exact strategic allocations across all asset classes. There is nearly always something going on in the markets or in the world that gives us reason to believe we should over- or under-weight certain asset classes for some period of time. For instance, over the past year or so, we’ve been modestly below our strategic weightings for stocks because stocks seemed fully valued (but not over-valued), and we’ve been in a bull market for nearly 10 years. We refer to any departure from our strategic weightings as a “tactical allocation.”

Tactical allocations can be short- to intermediate-term trades. We may for example believe one asset class is significantly over-valued as compared to another. We would then buy the asset we view as cheap and sell the one we believe is too expensive. Such a trade could play out over a period of months or sometimes just weeks. We’re long-term investors, not market timers, but in our mixed-asset funds, part of our mandate is to continually seek to optimize our asset allocations, and that can sometimes involve being nimble and making some shorter-term trades to seek to add to shareholder returns.

A mutual fund may seem like an old and stodgy vehicle. After all, mutual funds have been around for more than 75 years. There are newer vehicles, such as managed accounts and even so-called “robo-advisors.” But a mutual fund has some significant advantages, and these advantages are a big part of the reason why mutual funds have withstood the test of time.

Mutual funds are called mutual funds because of the mutuality among shareholders. Expenses are allocated across all fund shareholders, which can give smaller investors access to economies of scale. But this mutuality is important from an investment management perspective as well. Since we’re managing pools of assets in our mixed-asset funds that belong to tens or hundreds of thousands of shareholders, we can use investment tools and techniques that would be difficult or impossible to utilize for an individual investor.

When we make tactical asset allocations, we typically do so using futures contracts or other derivative instruments, both to reduce transaction costs and to avoid disturbing our underlying portfolio managers by forcing them to buy or sell portfolio securities. We have in the past, for example, purchased an overweight position in foreign securities we believed to be undervalued, but hedged the relevant currency risk (because we thought the underlying currency might go down). I believe that, paradoxically, the fact that we’re managing large pools of assets actually allows us to be more nimble from an investment perspective.

The goal of this letter—and thank you for staying with me—is to help investors like you understand that when you invest in one of our Asset Allocation or Income Plus funds, there’s a lot going on within your fund in terms of investment management. Yet the whole point of the funds is to make things simple from an investor’s perspective.

We recognize that most of our shareholders have a long list of things they’d rather be doing than thinking about asset allocation and worrying about what might be going on in the markets. At Thrivent, we have a team of 116 investment professionals who are committed to helping you be wise with money and achieve your financial goals. I know that I sometimes wake up at night thinking about markets and asset allocation. I suspect others on our team do so as well. We’re continually thinking about how best to allocate our shareholders’ assets—so that you don’t have to.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Mutual Funds

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Go to ThriventFunds.com for a prospectus containing this information and read it carefully.

Dear Shareholder:

2018 was the most volatile year in the markets since the financial crisis of 2008-2009. Even after a late rally, the S&P 500 ended the year lower than it began for only the second time since the bull market began in March 2009.

The S&P 500 ended the year at 2,506.85—down 6.24% from its 2017 closing level of 2,673.61. The total return of the index (including dividends) was -4.38%.

Yields on 10-year U.S. Treasuries bounced around throughout the year, ending 2018 at 2.68%—up 0.27% for the year after ending 2017 at 2.41%. The Federal Reserve (Fed) approved four rate hikes of 0.25% during the year, raising the rate to a range of 2.25—2.50%. The Fed has raised interest rates nine times since December 2015.

Economic Review

The U.S. economy was solid throughout 2018. Gross domestic product (GDP), which is the broadest measure of economic output, grew at an annualized rate of 3.4% in the third quarter following a 4.2% growth rate in the second quarter, according to the U.S. Department of Commerce. For the year, the Fed estimated that GDP growth would be about 3%.

Several factors contributed to the solid GDP growth rate. Employment has continued to rise at a steady clip, with positive job growth for 99 consecutive months through December, according to the Bureau of Labor Statistics. The economy added an average of 215,000 new jobs per month in 2018. The unemployment rate ended the year at 3.9%. Wages increased by $0.84 per hour—3.2%—from a year ago.

Disposable personal income increased by 4.7% over the 12-month period through November 2018, according to the Bureau of Economic Analysis, while personal consumption expenditures increased by the very same rate of 4.7% for the period.

Retail sales were up 4.2% from a year earlier through the first 11 months of 2018, according to the U.S. Department of Commerce. Non-store retailers (primarily online) were up 10.8% for the year, food services and drinking places were up 5.6%, electronics and appliance store sales were up 4.0%, and gasoline station sales were up 8.2%, reflecting higher oil prices throughout much of the year.

After rallying through the first three quarters of 2019, oil prices sputtered in the 4th quarter, dropping nearly 40% through the final three months of 2018. For the year, the price of a barrel of West Texas Crude, which is a benchmark, was down 24.84%—slipping from its 2017 closing price of $60.42 to the 2018 close of $45.41.

Market Review

Stocks in both the U.S. and abroad ended 2018 with a thud in the final months of the year. The S&P 500 fell 19.9% from a high of 2940.91 in late September to a low of 2356.33 on December 24. The decline may be attributed to a variety of factors, including global trade and tariff issues, the fear of a Fed policy mistake, slowing global growth—and concerns that it may spread to the U.S. economy—political discord, and concerns over mounting government and corporate debt.

Most sectors of the S&P 500, which tracks 500 large-cap stocks, ended the year in negative territory. Only three of the 11 sectors posted a gain for the year, including Health Care, up 6.47%, Utilities, up 4.11%, and Consumer Discretionary, up 0.83%. The biggest losers for the year were Energy, down 18.10%, Materials, down 14.7%, and Industrials, down 13.29%.

International equity markets were weak throughout 2018. The MSCI EAFE Index, which tracks developed markets in Europe, Asia and Australia, was down 16.14%, as economic and trade concerns roiled markets in both Europe and Asia.

The MSCI Emerging Markets Index, which tracks stocks in developing economies, dropped 14.58% for the year. The MSCI World All Country Index (non-U.S.) declined 14.20%.

As interest rates have risen, bond prices have provided mixed results. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks a broad range of investment-grade bonds, finished the year about even (up 0.01%). The Bloomberg Barclays U.S. Corporate High Yield Bond Index dropped 2.08%, while the Bloomberg Barclays 1-3 Year Government/Credit Bond Index gained 1.6% for the year.

Our Outlook

Many risks continue to weigh on market returns, including global trade and tariff issues, rising government and corporate debt levels, political discord in the U.S., and rising interest rates.

We believe that rising debt levels may be the most problematic risk from a long-term standpoint. Given the diminished level of liquidity in the market, volatility may remain high, and further equity market declines are possible.

However, we believe a healthy domestic economy, a strong job market, sustained corporate earnings growth, relatively low interest rates, and more moderate stock valuations may counteract the rising tide of late cycle risks. But we continue to believe that long term returns will be muted as compared to the very strong returns over the past several years.

Finally, in periods such as this, it is important for investors to assess their real risk temperament relative to the time frame of their investment objectives and to ensure that their overall portfolios remain properly balanced and diversified across asset classes.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Mutual Funds

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THRIVENT DIVERSIFIED INCOME PLUS FUND

Mark L. Simenstad, CFA, Stephen D. Lowe, CFA, Noah J. Monsen, CFA, Gregory R. Anderson, CFA, and Matthew D. Finn, CFA, Portfolio Co-Managers*

The Fund seeks to maximize income while maintaining prospects for capital appreciation.

Investment in Thrivent Diversified Income Plus Fund involves risks including allocation, convertible securities, credit, derivatives, emerging markets, equity security, ETF, foreign currency, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, preferred securities, and quantitative investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*

Effective October 31, 2018, Gregory R. Anderson, CFA and Matthew D. Finn, CFA were named as portfolio managers of the Fund, and Reginald L. Pfeifer, CFA and John T. Groton, Jr., CFA no longer serve as portfolio managers of the Fund.

How did the Fund perform during the 12-month period ended December 31, 2018?

Thrivent Diversified Income Plus Fund earned a return of -3.10%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds category, of -2.97%. The Fund’s market benchmarks, the MSCI World Index–USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, returned -8.71%, 0.99%, 0.44% and -1.88%, respectively.

What factors affected the Fund’s performance?

Despite increasing trade war tensions and four interest-rate hikes by the Federal Reserve (Fed), the U.S. economy strengthened during much of 2018 while other economies across the globe slowed. The U.S. was spurred on by the late-2017 corporate tax cuts, business deregulation and improving economic data. Financial markets turned volatile in the fourth quarter, however, as investors worried that the Fed seemed intent on continuing to raise rates even though the economic outlook had begun to look less favorable, in part due to slowing global growth and ongoing trade and tariff tensions. This resulted in most fixed-income sectors turning negative by year-end. Domestic and international equity markets also ended the year negative, though domestic equity significantly outperformed international equity. The Real Estate Investment Trust (REIT) sector, which is fairly rate-sensitive, produced negative single-digit returns, not only underperforming U.S. equities but also Investment-Grade Credit and High-Yield Credit.

The Fund allocates about 70% of its assets to fixed-income and 30% to equities. The overall return of its fixed-income portfolio was modestly negative for the year—down about 0.22% before expenses—with the most significant losses registered in those sectors most sensitive to the economy, including High-Yield Debt and fixed-income alteratives such as Preferred Stocks, Convertible Bonds, Closed-End Funds and Exchange-Traded Funds (ETFs). Emerging Market Bonds also sustained losses. Security selection had a negative impact relative to the Fund’s benchmarks in several of those sectors, offset in part by positive, better-than-benchmark returns in Securitized Assets.

The Fund used Treasury futures to help adjust interest rate and yield curve exposure, positioning it for rising interest rates and a flatter Treasury yield curve. This had a net minimal impact on full-year returns. The Fund also used stock-index futures to manage equity-like risk in its fixed-income holdings, which delivered a modestly positive benefit.

Although absolute returns for the equity portfolio were negative, stock selection contributed positively to results, particularly in the Information Technology, Consumer Discretionary and Communication Services sectors. Stock selection detracted in Energy, Financials, Utilities and Health Care. International equity holdings benefited from an emphasis on low volatility and high quality, but a tilt toward smaller-cap stocks detracted. Country allocations aided performance, including an underweighting to Hong Kong and overweighting to Japan. Sector allocations modestly detracted, particularly our emphasis on the automotive industry. While currency exposure in the Fund was small, an underweighting to the euro proved beneficial.

What is your outlook?

The fourth-quarter market volatility left credit valuations attractive, presenting tactical opportunities within the fixed-income markets. We are cautious on corporate credit longer-term, particularly given high corporate debt levels and the increasing age of the economic and credit cycles. We anticipate the Fed will resume raising rates gradually at some point in 2019 but pause if economic data degrade. We do not hold a view as to whether stocks will rise or fall. We will maintain a bottom-up equity strategy in which our industry analysts search for the best investment ideas regardless of the macroeconomic backdrop or market direction.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Average Annual Total Returns1

As of December 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	-3.10%	3.00%	8.46%
with sales charge	-7.47%	2.06%	7.96%

Class S	1-Year	5 Years	10 Years
Net Asset Value	-2.88%	3.29%	8.77%

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

The MSCI World Index—USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

**

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

***

The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.

****	The S&P/LSTA Leveraged Loan Index is a market value-weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MULTIDIMENSIONAL INCOME FUND

Mark L. Simenstad, CFA, Gregory R. Anderson, CFA, Paul J. Ocenasek, CFA, Conrad E. Smith, CFA, Kent L. White, CFA, and Stephen D. Lowe, CFA Portfolio Co-Managers

The Fund seeks a high level of current income and, secondarily, growth of capital. The Fund’s investment objectives may be changed without shareholder approval.

Investment in Thrivent Multidimensional Income Fund involves risks including business development company (“BDC”), closed-end fund (“CEF”), convertible securities, credit, derivatives, emerging markets, ETF, foreign securities, growth investing, high yield, interest rate, investment adviser, investment in other investment companies, issuer, leveraged loan, liquidity, market, master limited partnership (“MLP”), mortgage-backed and other asset-backed securities, other funds, preferred securities, real estate investment trust (“REIT”), and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended December 31, 2018?

Thrivent Multidimensional Income Fund generated a return of -5.45%, compared with the median return of its peer group, the Lipper Flexible Income Funds category, of -4.66. The Fund’s market benchmarks, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. Corporate High Yield Bond Index, returned 0.99%, 0.44% and -2.08%, respectively.

What factors affected the Fund’s performance?

Bond market returns in 2018 were driven by three main factors: a series of four interest-rate hikes by the Federal Reserve (Fed), strong U.S. economic growth through most of the year, and, in the fourth quarter, a sharp downturn in investor sentiment triggered by concerns about future Fed rate hikes and the global economic outlook.

Despite trade war tensions, the U.S. economy strengthened during the first nine months of the year, expanding at an average annual rate of 2.2% in the first quarter, 4.2% in the second quarter and 3.4% in the third. Growth was spurred by the late-2017 corporate tax cuts and government deregulation of business, which drove numerous positive developments, including increased consumer spending, stronger manufacturing, rising business investment and falling unemployment. All this led the Federal Reserve to raise its target for the federal funds rate four times over the course of the year, by a quarter percentage point each time, reaching a range of 2.25% to 2.5% in December. Although bond prices go down when interest rates go up, the fixed-income markets, especially in the Credit sector, navigated this rising rate environment without dramatic impact for much of the year.

Investor sentiment turned negative in the fourth quarter, however, as investors began to worry that the Fed seemed intent on continuing to raise rates even though the global economic outlook had begun to look less favorable, in part due to escalating trade and tariff tensions. This contributed to a steep selloff in both the stock and corporate bond markets as investors shied away from risk. Treasury prices rallied as investors sought the security of bonds backed by the U.S. government, with the yield on 10-year Treasuries reaching 2.69% by year-end. That was up from 2.40% a year earlier, but down from 3.05% at the end of the third quarter. Spreads between credit and Treasury yields widened considerably.

The Fund is comprised of three main components: “core fixed-income,” which includes high-quality assets such as Investment-Grade Corporate Bonds and Securitized Assets; “core-plus fixed-income,” which includes High-Yield Corporate Bonds and Emerging-Market Bonds, as well as Leveraged Loans; and “alternative fixed-income,” which includes Preferred Securities, Closed-End Funds, Convertible Securities and Opportunistic Equities.

In 2018, all of these sectors except Securitized Loans delivered negative returns, led by fixed-income alternatives, which collectively lost just over 7% before expenses. Many of these fixed-income alternatives are highly sensitive to the economy and traded to some degree in sympathy with equities. So did the Fund’s high-yield bonds, which lost more than 5% before expenses. The Fund’s underperformance relative to its Lipper peer group was attributable largely to security selection, which adversely affected returns in the alternative fixed-income sectors, Corporate Credit, Leveraged Loans and International Bonds. Those shortfalls were partially offset by better-than-benchmark returns in Securitized Assets, which accounted for about 8% of holdings.

The Fund used Treasury futures to lessen exposure to the front end of the yield curve and dampen the interest rate impact of its longer-maturity Investment-Grade Corporate Bonds. These hedges had minimal net impact on the full-year Fund return.

What is your outlook?

We suspect the Fed will pause its rate-hike regime during the first part of 2019, perhaps resuming it sometime in the second half of the year if economic conditions reaccelerate. That said, we believe economic fundamentals in the U.S. are strong enough to support a rebound in bond prices during the first part of the year, especially in the Corporate Bond and Securitized sectors, where yield spreads relative to Treasuries widened in the fourth quarter to the point that valuations looked attractive. We are cautious long-term, however, mindful that we are approaching the end of a long period of economic recovery, and will look for opportunities to increase the overall quality of the Fund’s portfolio.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Average Annual Total Returns1

As of December 31, 2018

Class S	1-Year	From Inception 2/28/2017
Net Asset Value	-5.45%	-0.43%

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

*

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

**	The S&P/LSTA U.S. Leveraged Loan Index is a market-value weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
***	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bond.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period 7/1/2018- 12/31/2018*	Annualized Expense Ratio
Thrivent Diversified Income Plus Fund
Actual
Class A	$1,000	$962	$4.75	0.96%
Class S	$1,000	$961	$3.46	0.70%
Hypothetical**
Class A	$1,000	$1,020	$4.89	0.96%
Class S	$1,000	$1,022	$3.56	0.70%
Thrivent Multidimensional Income Fund
Actual
Class S	$1,000	$955	$5.70	1.15%
Hypothetical**
Class S	$1,000	$1,020	$5.89	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 185/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Thrivent Mutual Funds and Shareholders of Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of each of the funds listed in the table below (two of the funds constituting Thrivent Mutual Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Thrivent Diversified Income Plus Fund (1)	Thrivent Multidimensional Income Fund (2)

(1)	Statement of changes in net assets for each of the two years in the period ended December 31, 2018
(2)	Statement of changes in net assets for the year ended December 31, 2018 and for the period February 28, 2017 (commencement of operations) through December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks, transfer agent, and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

February 20, 2019

We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment company complex since 1987.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (13.1%)	Value	% of Net Assets
Basic Materials (0.7%)
	Other Securities^	$6,313,987	0.7%

	Total	6,313,987

Capital Goods (0.8%)
	Other Securities^	7,087,718	0.8%

	Total	7,087,718

Communications Services (2.5%)
	Altice France SA, Term Loan
$ 2,205,000	6.455%, (LIBOR 1M + 4.000%), 1/31/2026[a,b]	2,078,213	0.2%
	Sprint Communications, Inc., Term Loan
2,407,125	5.063%, (LIBOR 1M + 2.500%), 2/3/2024[a,b]	2,284,771	0.2%
	Other Securities^	18,395,239	2.1%

	Total	22,758,223

Consumer Cyclical (1.8%)
	Scientific Games International, Inc., Term Loan
2,838,550	5.250%, (LIBOR 1M + 2.750%), 8/14/2024[a,b]	2,657,082	0.3%
	Other Securities^	13,310,473	1.5%

	Total	15,967,555

Consumer Non-Cyclical (2.5%)
	Air Medical Group Holdings, Inc., Term Loan
2,915,550	5.682%, (LIBOR 1M + 3.250%), 4/28/2022[a,b]	2,716,010	0.3%
	Albertson’s, LLC, Term Loan
2,390,000	5.522%, (LIBOR 1M + 3.000%), 11/16/2025[a,b]	2,261,538	0.3%
	Bausch Health Companies, Inc., Term Loan
2,141,562	5.379%, (LIBOR 1M + 3.000%), 6/1/2025[a,b]	2,041,038	0.2%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
2,569,414	6.522%, (LIBOR 1M + 4.000%), 5/4/2022[a,b]	2,313,269	0.3%
	Other Securities^	13,037,264	1.4%

	Total	22,369,119

Energy (0.9%)
	Radiate Holdco, LLC, Term Loan
2,776,738	5.522%, (LIBOR 1M + 3.000%), 2/1/2024[a,b]	2,613,160	0.3%
	Other Securities^	5,367,696	0.6%

	Total	7,980,856

Financials (2.4%)
	INEOS U.S. Finance, LLC, Term Loan
2,272,050	4.522%, (LIBOR 1M + 2.000%), 3/31/2024[a,b]	2,141,407	0.2%
	Sable International Finance, Ltd., Term Loan
3,055,000	5.772%, (LIBOR 1M + 3.250%), 1/31/2026[a,b]	2,939,338	0.3%
	Other Securities^	16,247,719	1.9%

	Total	21,328,464

Technology (0.8%)
	First Data Corporation, Term Loan
2,805,000	4.504%, (LIBOR 1M + 2.000%), 4/26/2024[a,b]	2,673,165	0.3%
	Rackspace Hosting, Inc., Term Loan
2,307,892	5.582%, (LIBOR 3M + 3.000%), 11/3/2023[a,b]	2,030,945	0.2%
	Other Securities^	2,055,352	0.3%

	Total	6,759,462

Transportation (0.1%)
	Other Securities^	933,184	0.1%

	Total	933,184

Utilities (0.6%)
	Arctic LNG Carriers, Ltd., Term Loan
2,152,225	7.022%, (LIBOR 1M + 4.500%), 5/18/2023[a,b,c]	2,076,897	0.2%
	Other Securities^	3,028,418	0.4%

	Total	5,105,315

	Total Bank Loans (cost $123,299,573)	116,603,883

Principal Amount	Long-Term Fixed Income (48.2%)
Asset-Backed Securities (7.1%)
	Apidos CLO XXIV
2,070,000	3.919%, (LIBOR 3M + 1.450%), 10/20/2030, Ser. 2016-24A, Class A1BRb,d	2,042,550	0.2%
	Business Jet Securities, LLC
2,260,260	4.447%, 6/15/2033, Ser. 2018-2, Class Ad	2,284,377	0.3%
	Cent CLO, LP
2,575,000	4.790%, (LIBOR 3M + 2.300%), 10/25/2028, Ser. 2018-27A, Class Bb,d	2,541,332	0.3%
	Lendmark Funding Trust
2,050,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Ad	2,022,665	0.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.2%)	Value	% of Net Assets
Asset-Backed Securities (7.1%) - continued
	OZLM Funding II, Ltd.
$3,200,000	4.020%, (LIBOR 3M + 1.500%), 7/15/2031, Ser. 2012-2A, Class A1BRb,d	$3,169,248	0.4%
	OZLM IX, Ltd.
2,750,000	4.019%, (LIBOR 3M + 1.550%), 10/20/2031, Ser. 2014-9A, Class A1BRb,d	2,741,725	0.3%
	Park Avenue Institutional Advisers CLO, Ltd.
3,200,000	3.992%, (LIBOR 3M + 1.500%), 10/20/2031, Ser. 2018-1A, Class A1Bb,d	3,149,322	0.4%
	Sound Point CLO XXI, Ltd.
3,200,000	3.864%, (LIBOR 3M + 1.450%), 10/26/2031, Ser. 2018-3A, Class A1Bb,d	3,147,837	0.4%
	Spirit Master Funding, LLC
2,582,290	4.360%, 12/20/2047, Ser. 2017-1A, Class Ad	2,611,868	0.3%
	THL Credit Wind River CLO, Ltd.
5,000,000	3.848%, (LIBOR 3M + 1.450%), 10/22/2031, Ser. 2014-3A, Class A2R2[b,d]	4,919,260	0.6%
	Other Securities^	34,255,686	3.7%

	Total	62,885,870

Basic Materials (1.3%)
	Other Securities^	11,340,129	1.3%

	Total	11,340,129

Capital Goods (2.0%)
	Other Securities^	17,898,972	2.0%

	Total	17,898,972

Collateralized Mortgage Obligations (9.4%)
	Antler Mortgage Trust
3,000,000	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1[d]	2,994,549	0.3%
	Federal Home Loan Mortgage Corporation
18,785,499	2.500% - 3.000%, 12/15/2022 - 2/15/2033, Ser. 4177, Class EIe	1,378,753	0.1%
	Federal Home Loan Mortgage Corporation - REMIC
5,735,387	3.000%, 7/15/2027, Ser. 4074, Class IOe	467,907	0.1%
	Federal National Mortgage Association
7,027,000	2.500% - 3.500%, 2/25/2028 - 1/25/2033, Ser. 2012-150, Class YIe	661,032	<0.1%
	Federal National Mortgage Association - REMIC
23,546,063	2.500% - 3.000%, 8/25/2027 - 1/25/2028, Ser. 2012-95, Class HIe	1,830,757	0.2%
	IndyMac INDX Mortgage Loan Trust
2,298,548	3.755%, 10/25/2035, Ser. 2005-AR19, Class A1[b]	2,044,492	0.2%
	Oaktown Re II, Ltd.
2,500,000	4.056%, (LIBOR 1M + 1.550%), 7/25/2028, Ser. 2018-1A, Class M1[b,d]	2,503,029	0.3%
	Radnor RE, Ltd.
2,300,000	5.206%, (LIBOR 1M + 2.700%), 3/25/2028, Ser. 2018-1, Class M2[b,d]	2,297,568	0.3%
	Starwood Mortgage Residential Trust
2,277,925	4.121%, 10/25/2048, Ser. 2018-IMC2, Class A1[b,d]	2,296,174	0.3%
	Other Securities^	67,002,141	7.6%

	Total	83,476,402

Communications Services (2.8%)
	Other Securities^	25,107,993	2.8%

	Total	25,107,993

Consumer Cyclical (2.7%)
	Other Securities^	24,466,311	2.7%

	Total	24,466,311

Consumer Non-Cyclical (2.4%)
	Other Securities^	21,671,613	2.4%

	Total	21,671,613

Energy (2.9%)
	Other Securities^	25,918,671	2.9%

	Total	25,918,671

Financials (7.5%)
	GS Finance Corporation, Convertible
2,655,000	0.500%, 6/23/2025[c]	2,449,715	0.3%
	Other Securities^	64,111,134	7.2%

	Total	66,560,849

Mortgage-Backed Securities (7.0%)
	Federal Home Loan Mortgage Corporation
4,943,871	3.500%, 8/15/2035, Ser. 345, Class C8[e]	761,078	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.2%)	Value	% of Net Assets
Mortgage-Backed Securities (7.0%) - continued
	Federal Home Loan Mortgage Corporation - REMIC
$ 12,157,897	2.500% - 3.000%, 5/15/2027 - 4/15/2033, Ser. 4046, Class GIe	$920,247	<0.1%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
11,900,000	4.000%, 1/1/2049[f]	12,131,210	1.4%
	Federal National Mortgage Association
6,535,327	3.000%, 11/25/2027, Ser. 2012-121, Class BIe	532,536	0.1%
	Federal National Mortgage Association - REMIC
27,971,096	3.000% - 3.500%, 7/25/2027 - 2/25/2028, Ser. 2012-73, Class DIe	2,365,912	0.2%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
8,525,000	4.000%, 1/1/2049[f]	8,693,011	1.0%
30,575,000	4.500%, 1/1/2049[f]	31,675,420	3.6%
4,700,000	5.000%, 1/1/2049[f]	4,924,597	0.6%

	Total	62,004,011

Technology (1.6%)
	Other Securities^	14,730,864	1.6%

	Total	14,730,864

Transportation (0.4%)
	Other Securities^	3,180,114	0.4%

	Total	3,180,114

Utilities (1.1%)
	Other Securities^	9,832,379	1.1%

	Total	9,832,379

	Total Long-Term Fixed Income (cost $438,205,055)	429,074,178

Shares	Common Stock (26.2%)
Communications Services (1.4%)
36,870	Verizon Communications, Inc.	2,072,831	0.2%
	Other Securities^	10,388,234	1.2%

	Total	12,461,065

Consumer Discretionary (2.5%)
	Other Securities^	22,368,815	2.5%

	Total	22,368,815

Consumer Staples (1.6%)
	Other Securities^	14,357,123	1.6%

	Total	14,357,123

Energy (1.7%)
	Other Securities^	14,916,641	1.7%

	Total	14,916,641

Financials (5.3%)
216,061	Ares Capital Corporation	3,366,230	0.4%
129,791	Bank of America Corporation	3,198,050	0.4%
51,256	Citigroup, Inc.	2,668,387	0.3%
201,451	Golub Capital BDC, Inc.	3,321,927	0.4%
	Other Securities^	34,041,690	3.8%

	Total	46,596,284

Health Care (3.9%)
20,062	Johnson & Johnson	2,589,001	0.3%
51,154	Pfizer, Inc.	2,232,872	0.3%
10,600	UnitedHealth Group, Inc.	2,640,672	0.3%
	Other Securities^	27,389,518	3.0%

	Total	34,852,063

Industrials (3.3%)
	Other Securities^	29,205,087	3.3%

	Total	29,205,087

Information Technology (4.2%)
13,280	Apple, Inc.	2,094,787	0.2%
95,372	Cisco Systems, Inc.	4,132,469	0.5%
35,308	Microsoft Corporation	3,586,234	0.4%
	Other Securities^	27,703,736	3.1%

	Total	37,517,226

Materials (1.2%)
	Other Securities^	10,996,796	1.2%

	Total	10,996,796

Real Estate (0.7%)
	Other Securities^	6,260,649	0.7%

	Total	6,260,649

Utilities (0.4%)
	Other Securities^	3,621,891	0.4%

	Total	3,621,891

	Total Common Stock (cost $246,834,917)	233,153,640

Shares	Registered Investment Companies (6.0%)
Affiliated (5.0%)
4,847,570	Thrivent Core Emerging Markets Debt Fund	44,209,836	5.0%

	Total	44,209,836

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2018

Shares	Registered Investment Companies (6.0%)	Value	% of Net Assets
Unaffiliated (1.0%)
95,000	Invesco Senior Loan ETF	$2,069,100	0.2%
27,691	iShares iBoxx $ High Yield Corporate Bond ETF[g]	2,245,740	0.3%
49,500	Vanguard Short-Term Corporate Bond ETF	3,858,030	0.4%
	Other Securities^	827,672	0.1%

	Total	9,000,542

	Total Registered Investment Companies (cost $56,337,147)	53,210,378

Shares	Preferred Stock (1.6%)
Consumer Staples (0.2%)
	Other Securities^	1,837,304	0.2%

	Total	1,837,304

Energy (0.4%)
255,540	Crestwood Equity Partners, LP, 9.250%[h]	2,235,975	0.2%
	Other Securities^	1,354,231	0.2%

	Total	3,590,206

Financials (0.9%)
20,947	Federal National Mortgage Association, 0.000%[h,i]	145,582	<0.1%
1,762	Wells Fargo & Company, Convertible, 7.500%[h]	2,223,591	0.3%
	Other Securities^	5,117,740	0.6%

	Total	7,486,913

Real Estate (0.1%)
	Other Securities^	1,052,639	0.1%

	Total	1,052,639

	Total Preferred Stock (cost $14,453,872)	13,967,062

Shares	Collateral Held for Securities Loaned (1.1%)
10,250,019	Thrivent Cash Management Trust	10,250,019	1.1%

	Total Collateral Held for Securities Loaned (cost $10,250,019)	10,250,019

Shares or Principal Amount	Short-Term Investments (11.2%)
	Federal Home Loan Bank Discount Notes
2,600,000	2.308%, 1/29/2019[j,k]	2,595,359	0.3%
	Thrivent Core Short-Term Reserve Fund
9,596,274	2.670%	95,962,744	10.8%
	Other Securities^	699,418	0.1%

	Total Short-Term Investments (cost $99,257,480)	99,257,521

	Total Investments (cost $988,638,063) 107.4%	$955,516,681

	Other Assets and Liabilities, Net (7.4%)	(65,709,459)

	Total Net Assets 100.0%	$889,807,222

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $168,901,548 or 19.0% of total net assets.

e

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	All or a portion of the security is on loan.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Diversified Income Plus Fund held restricted securities as of December 31, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2018, the value of these investments was $927,031 or 0.1% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2018

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Fund as of December 31, 2018:

Securities Lending Transactions

Common Stock	$3,775,769
Taxable Debt Security	6,188,035

Total lending	$9,963,804
Gross amount payable upon return of collateral for securities loaned	$10,250,019

Net amounts due to counterparty	$286,215

Definitions:

CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$22,907,718
Gross unrealized depreciation	(56,866,777)

Net unrealized appreciation (depreciation)	($33,959,059)
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$1,030,691,099

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Diversified Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	6,313,987	—	4,770,796	1,543,191
Capital Goods	7,087,718	—	6,310,605	777,113
Communications Services	22,758,223	—	22,455,973	302,250
Consumer Cyclical	15,967,555	—	14,204,291	1,763,264
Consumer Non-Cyclical	22,369,119	—	22,369,119	—
Energy	7,980,856	—	7,326,246	654,610
Financials	21,328,464	—	21,022,079	306,385
Technology	6,759,462	—	6,759,462	—
Transportation	933,184	—	933,184	—
Utilities	5,105,315	—	3,028,418	2,076,897
Long-Term Fixed Income
Asset-Backed Securities	62,885,870	—	62,885,870	—
Basic Materials	11,340,129	—	11,340,129	—
Capital Goods	17,898,972	—	17,898,972	—
Collateralized Mortgage Obligations	83,476,402	—	79,758,428	3,717,974
Communications Services	25,107,993	—	25,107,993	—
Consumer Cyclical	24,466,311	—	24,466,311	—
Consumer Non-Cyclical	21,671,613	—	21,671,613	—
Energy	25,918,671	—	25,918,671	—
Financials	66,560,849	—	64,111,134	2,449,715
Mortgage-Backed Securities	62,004,011	—	62,004,011	—
Technology	14,730,864	—	14,730,864	—
Transportation	3,180,114	—	3,180,114	—
Utilities	9,832,379	—	9,832,379	—
Common Stock
Communications Services	12,461,065	9,207,287	3,253,778	—
Consumer Discretionary	22,368,815	13,254,936	9,113,879	—
Consumer Staples	14,357,123	7,331,808	7,025,315	—
Energy	14,916,641	13,484,971	1,431,670	—
Financials	46,596,284	39,528,465	7,067,819	—
Health Care	34,852,063	28,648,296	6,203,767	—
Industrials	29,205,087	20,659,788	8,545,299	—
Information Technology	37,517,226	32,407,082	5,110,144	—
Materials	10,996,796	4,948,308	6,048,488	—
Real Estate	6,260,649	4,173,214	2,087,435	—
Utilities	3,621,891	2,677,651	944,240	—
Preferred Stock
Consumer Staples	1,837,304	1,797,654	39,650	—
Energy	3,590,206	1,354,231	2,235,975	—
Financials	7,486,913	4,645,070	2,841,843	—
Real Estate	1,052,639	1,052,639	—	—
Registered Investment Companies
Unaffiliated	9,000,542	9,000,542	—	—
Short-Term Investments	3,294,777	—	3,294,777	—

Subtotal Investments in Securities	$805,094,082	$194,171,942	$597,330,741	$13,591,399

Other Investments*	Total
Affiliated Short-Term Investments	95,962,744
Affiliated Registered Investment Companies	44,209,836
Collateral Held for Securities Loaned	10,250,019

Subtotal Other Investments	$150,422,599

Total Investments at Value	$955,516,681

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2018

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	2,945,140	2,945,140	—	—

Total Asset Derivatives	$2,945,140	$2,945,140	$—	$—

Liability Derivatives
Futures Contracts	116,019	116,019	—	—

Total Liability Derivatives	$116,019	$116,019	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Diversified Income Plus Fund’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $3,294,777 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	349	March 2019	$41,581,197	$1,002,258
CBOT 5-Yr. U.S. Treasury Note	107	March 2019	12,062,910	208,652
CBOT U.S. Long Bond	121	March 2019	16,840,191	825,810
CME Ultra Long Term U.S. Treasury Bond	1	March 2019	152,214	8,442

Total Futures Long Contracts			$70,636,512	$2,045,162

CBOT 2-Yr. U.S. Treasury Note	(78)	March 2019	($16,444,356)	($116,019)
CME E-mini S&P 500 Index	(119)	March 2019	(15,805,918)	899,978

Total Futures Short Contracts			($32,250,274)	$783,959

Total Futures Contracts			$38,386,238	$2,829,121

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$899,978
Total Equity Contracts		899,978
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	2,045,162
Total Interest Rate Contracts		2,045,162

Total Asset Derivatives		$2,945,140

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	116,019
Total Interest Rate Contracts		116,019

Total Liability Derivatives		$116,019

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2018

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	15,664
Futures	Net realized gains/(losses) on Futures contracts	(1,018,372)
Total Interest Rate Contracts		(1,002,708)
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	866,052
Total Equity Contracts		866,052

Total		($136,656)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,408,465
Total Equity Contracts		1,408,465
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,003,036
Total Interest Rate Contracts		2,003,036

Total		$3,411,501

The following table presents Diversified Income Plus Fund’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$8,712,409
Futures - Short	(22,229,598)
Interest Rate Contracts
Futures - Long	54,211,279
Futures - Short	(18,665,239)
Written Options	(862,341)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Diversified Income Plus Fund, is as follows:

Fund	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$26,336	$20,749	$—	4,848	$44,210	5.0%

Total Affiliated Registered Investment Companies	26,336				44,210	5.0

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	99,147	352,704	355,888	9,596	95,963	10.8

Total Affiliated Short-Term Investments	99,147				95,963	10.8

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	1,282	139,449	130,481	10,250	10,250	1.1

Total Collateral Held for Securities Loaned	1,282				10,250	1.1

Total Value	$126,765				$150,423

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2018

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$—	$(2,875)	—	$1,799
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	—	—	—	2,260

Total Income from Affiliated Investments				$4,059

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	83

Total Affiliated Income from Securities Loaned, Net				$83

Total Value	$—	$(2,875)	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME FUND

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (16.3%)	Value	% of Net Assets
Basic Materials (1.5%)
	Pixelle Specialty Solutions, LLC, Term Loan
$95,000	8.522%, (LIBOR 1M + 6.000%), 10/31/2024[a,b]	$92,388	0.5%
	Other Securities^	179,701	1.0%

	Total	272,089

Capital Goods (1.2%)
	Other Securities^	217,692	1.2%

	Total	217,692

Communications Services (3.6%)
	CBS Radio, Inc., Term Loan
121,400	5.256%, (LIBOR 1M + 2.750%), 11/17/2024[a,b]	114,116	0.6%
	CSC Holdings, LLC, Term Loan
123,125	4.705%, (LIBOR 1M + 2.250%), 7/17/2025[a,b]	116,538	0.7%
	Other Securities^	407,553	2.3%

	Total	638,207

Consumer Cyclical (1.7%)
	Boyd Gaming Corporation, Term Loan
113,946	4.666%, (LIBOR 1W + 2.250%), 9/15/2023[a,b]	109,531	0.6%
	Other Securities^	201,828	1.1%

	Total	311,359

Consumer Non-Cyclical (2.1%)
	Other Securities^	371,886	2.1%

	Total	371,886

Energy (0.8%)
	Other Securities^	148,468	0.8%

	Total	148,468

Financials (2.9%)
	Other Securities^	514,794	2.9%

	Total	514,794

Technology (1.1%)
	Other Securities^	199,020	1.1%

	Total	199,020

Transportation (0.2%)
	Other Securities^	33,575	0.2%

	Total	33,575

Utilities (1.2%)
	Talen Energy Supply, LLC, Term Loan
94,566	6.522%, (LIBOR 1M + 4.000%), 7/6/2023[a,b]	93,108	0.5%
	Other Securities^	117,059	0.7%

	Total	210,167

	Total Bank Loans (cost $3,078,597)	2,917,257

Principal Amount	Long-Term Fixed Income (46.6%)
Basic Materials (4.0%)
	BHP Billiton Finance USA, Ltd.
100,000	6.750%, 10/19/2075[b,c]	104,000	0.6%
	Big River Steel, LLC
125,000	7.250%, 9/1/2025[c]	124,062	0.7%
	CF Industries, Inc.
125,000	5.150%, 3/15/2034	105,000	0.6%
	First Quantum Minerals, Ltd.
125,000	7.250%, 4/1/2023[c]	110,000	0.6%
	Grinding Media, Inc.
125,000	7.375%, 12/15/2023[c]	120,938	0.7%
	Other Securities^	147,926	0.8%

	Total	711,926

Capital Goods (2.6%)
	Ardagh Packaging Finance plc
125,000	6.000%, 2/15/2025[c]	115,390	0.7%
	H&E Equipment Services, Inc.
125,000	5.625%, 9/1/2025	114,688	0.7%
	Textron Financial Corporation
150,000	4.351%, (LIBOR 3M + 1.735%), 2/15/2042[b,c]	108,000	0.6%
	Other Securities^	126,266	0.6%

	Total	464,344

Collateralized Mortgage Obligations (3.3%)
	Countrywide Alternative Loan Trust
84,428	3.157%, (12 MTA + 1.000%), 12/25/2035, Ser. 2005-69, Class A1[b]	79,761	0.5%
	Other Securities^	516,983	2.8%

	Total	596,744

Communications Services (5.2%)
	Meredith Corporation
125,000	6.875%, 2/1/2026[c]	122,187	0.7%
	Sprint Corporation
125,000	7.625%, 2/15/2025	125,000	0.7%
	VeriSign, Inc.
125,000	4.750%, 7/15/2027	117,225	0.7%
	Other Securities^	562,701	3.1%

	Total	927,113

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME FUND

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (46.6%)	Value	% of Net Assets
Consumer Cyclical (2.1%)
	Delphi Jersey Holdings plc
$125,000	5.000%, 10/1/2025[c]	$105,217	0.6%
	Hanesbrands, Inc.
125,000	4.875%, 5/15/2026[c]	112,656	0.7%
	Wabash National Corporation
125,000	5.500%, 10/1/2025[c]	107,031	0.6%
	Other Securities^	46,881	0.2%

	Total	371,785

Consumer Non-Cyclical (3.1%)
	Albertsons Companies, LLC
125,000	6.625%, 6/15/2024	115,938	0.7%
	JBS USA, LLC
125,000	5.875%, 7/15/2024[c]	122,500	0.7%
	Other Securities^	317,190	1.7%

	Total	555,628

Energy (3.6%)
	Cheniere Corpus Christi Holdings, LLC
125,000	7.000%, 6/30/2024	131,875	0.8%
	Continental Resources, Inc.
125,000	3.800%, 6/1/2024	118,325	0.7%
	Endeavor Energy Resources, LP
125,000	5.500%, 1/30/2026[c]	128,125	0.7%
	Other Securities^	263,432	1.4%

	Total	641,757

Financials (15.3%)
	Australia and New Zealand Banking Group, Ltd.
100,000	6.750%, 6/15/2026[b,c,d,e]	98,125	0.6%
	Bank of America Corporation
100,000	6.250%, 9/5/2024[b,d]	98,800	0.6%
25,000	4.000%, 1/22/2025	24,364	0.2%
3,000	2.369%, 7/21/2021[b]	2,946	<0.1%
	BNP Paribas SA
100,000	7.625%, 3/30/2021[b,c,d]	101,875	0.6%
	Credit Agricole SA
100,000	8.125%, 12/23/2025[b,c,d]	102,750	0.6%
	Credit Suisse Group AG
125,000	7.500%, 12/11/2023[b,c,d]	127,062	0.7%
	J.P. Morgan Chase & Company
100,000	5.150%, 5/1/2023[b,d]	94,500	0.5%
5,000	2.972%, 1/15/2023	4,875	<0.1%
50,000	4.625%, 11/1/2022[b,d]	42,370	0.3%
4,000	2.776%, 4/25/2023[b]	3,878	<0.1%
4,000	3.418%, (LIBOR 3M + 0.680%), 6/1/2021[b]	3,976	<0.1%
	J.P. Morgan Chase Capital XXIII
100,000	3.616%, (LIBOR 3M + 1.000%), 5/15/2047[b]	73,000	0.4%
	Lloyds Banking Group plc
100,000	6.657%, 5/21/2037[b,c,d]	98,312	0.6%
	MetLife, Inc.
75,000	9.250%, 4/8/2038[c]	94,500	0.5%
	Quicken Loans, Inc.
125,000	5.750%, 5/1/2025[c]	116,875	0.7%
	Royal Bank of Scotland Group plc
100,000	7.500%, 8/10/2020[b,d]	99,000	0.6%
	Societe Generale SA
100,000	8.000%, 9/29/2025[b,c,d]	100,375	0.6%
	Standard Chartered plc
100,000	7.500%, 4/2/2022[b,c,d]	100,250	0.6%
	USB Realty Corporation
120,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,c,d]	103,800	0.6%
	Other Securities^	1,245,909	6.6%

	Total	2,737,542

Mortgage-Backed Securities (4.3%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
275,000	4.000%, 1/1/2049[f]	280,420	1.6%
400,000	4.500%, 1/1/2049[f]	414,396	2.3%
75,000	3.500%, 1/1/2049[f]	75,010	0.4%

	Total	769,826

Technology (2.4%)
	Alliance Data Systems Corporation
125,000	5.375%, 8/1/2022[c]	121,875	0.7%
	Harland Clarke Holdings Corporation
125,000	8.375%, 8/15/2022[c]	113,906	0.6%
	Other Securities^	190,354	1.1%

	Total	426,135

Transportation (<0.1%)
	Other Securities^	3,973	<0.1%

	Total	3,973

Utilities (0.7%)
	NiSource, Inc.
100,000	5.650%, 6/15/2023[b,c,d]	93,000	0.5%
	Other Securities^	34,111	0.2%

	Total	127,111

	Total Long-Term Fixed Income (cost $9,007,993)	8,333,884

Shares	Registered Investment Companies (25.2%)
Affiliated (10.7%)
208,786	Thrivent Core Emerging Markets Debt Fund	1,904,133	10.7%

	Total	1,904,133

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME FUND

Summary Schedule of Investments as of December 31, 2018

Shares	Registered Investment Companies (25.2%)	Value	% of Net Assets
Unaffiliated (14.5%)
11,100	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	$118,548	0.7%
6,634	BlackRock Core Bond Trust	80,935	0.5%
10,256	BlackRock Corporate High Yield Fund, Inc.	95,176	0.5%
11,000	BlackRock Credit Allocation Income Trust	122,980	0.7%
16,239	BlackRock Enhanced Equity Dividend Trust	126,177	0.7%
4,308	BlackRock Multi-Sector Income Trust	66,171	0.4%
12,827	BlackRock Resources & Commodities Strategy Trust	90,559	0.5%
2,637	Cohen & Steers Limited Duration Preferred & Income Fund, Inc.	57,513	0.3%
4,539	Cohen & Steers Quality Income Realty Fund, Inc.	47,024	0.3%
5,616	Cohen & Steers REIT and Preferred Income Fund, Inc.	99,965	0.5%
9,000	Liberty All-Star Equity Fund	48,420	0.3%
11,500	Nuveen Credit Strategies Income Fund	85,100	0.5%
10,700	Nuveen Quality Preferred Income Fund II	88,596	0.5%
3,487	Reaves Utility Income Fund	102,622	0.6%
	Other Securities^	1,363,376	7.5%

	Total	2,593,162

	Total Registered Investment Companies (cost $5,059,479)	4,497,295

Shares	Common Stock (5.1%)
Communications Services (0.2%)
	Other Securities^	32,003	0.2%

	Total	32,003

Consumer Discretionary (0.4%)
	Other Securities^	73,261	0.4%

	Total	73,261

Consumer Staples (0.1%)
	Other Securities^	13,894	0.1%

	Total	13,894

Energy (2.4%)
	Other Securities^	428,984	2.4%

	Total	428,984

Financials (0.5%)
1,122	Bank of America Corporation	27,646	0.1%
	Other Securities^	64,130	0.4%

	Total	91,776

Health Care (0.4%)
	Other Securities^	69,140	0.4%

	Total	69,140

Industrials (<0.1%)
	Other Securities^	1,513	<0.1%

	Total	1,513

Information Technology (0.8%)
	Other Securities^	147,567	0.8%

	Total	147,567

Real Estate (0.3%)
	Other Securities^	65,178	0.3%

	Total	65,178

	Total Common Stock (cost $1,126,361)	923,316

Shares	Preferred Stock (3.1%)
Consumer Staples (0.5%)
4,000	CHS, Inc., 6.750%[b,d]	96,240	0.5%

	Total	96,240

Energy (0.9%)
	Other Securities^	155,357	0.9%

	Total	155,357

Financials (1.4%)
2,085	Federal National Mortgage Association, 0.000%[d,g]	14,491	0.1%
	Other Securities^	236,311	1.3%

	Total	250,802

Real Estate (0.3%)
	Other Securities^	53,523	0.3%

	Total	53,523

	Total Preferred Stock (cost $592,167)	555,922

Shares	Collateral Held for Securities Loaned (0.6%)
113,850	Thrivent Cash Management Trust	113,850	0.6%

	Total Collateral Held for Securities Loaned (cost $113,850)	113,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME FUND

Summary Schedule of Investments as of December 31, 2018

Shares or Principal Amount	Short-Term Investments (8.6%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
100,000	2.255%, 1/8/2019[h,i]	$99,960	0.6%
	Thrivent Core Short-Term Reserve Fund
143,383	2.670%	1,433,832	8.0%

	Total Short-Term Investments (cost $1,533,787)	1,533,792

	Total Investments (cost $20,512,234) 105.5%	$18,875,316

	Other Assets and Liabilities, Net (5.5%)	(984,450)

	Total Net Assets 100.0%	$17,890,866

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $3,518,065 or 19.7% of total net assets.

d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
e	All or a portion of the security is on loan.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	Non-income producing security.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
i	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Multidimensional Income Fund held restricted securities as of December 31, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2018, the value of these investments was $82,905 or 0.5% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Multidimensional Income Fund as of December 31, 2018:

Securities Lending Transactions

Taxable Debt Security	$93,219
Common Stock	17,824

Total lending	$111,043
Gross amount payable upon return of collateral for securities loaned	$113,850

Net amounts due to counterparty	$2,807

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$137,450
Gross unrealized depreciation	(1,779,700)

Net unrealized appreciation (depreciation)	($1,642,250)
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$20,680,222

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME FUND

Summary Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Multidimensional Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	272,089	—	272,089	—
Capital Goods	217,692	—	168,817	48,875
Communications Services	638,207	—	638,207	—
Consumer Cyclical	311,359	—	311,359	—
Consumer Non-Cyclical	371,886	—	371,886	—
Energy	148,468	—	148,468	—
Financials	514,794	—	514,794	—
Technology	199,020	—	199,020	—
Transportation	33,575	—	33,575	—
Utilities	210,167	—	138,878	71,289
Long-Term Fixed Income
Basic Materials	711,926	—	711,926	—
Capital Goods	464,344	—	464,344	—
Collateralized Mortgage Obligations	596,744	—	596,744	—
Communications Services	927,113	—	927,113	—
Consumer Cyclical	371,785	—	371,785	—
Consumer Non-Cyclical	555,628	—	555,628	—
Energy	641,757	—	641,757	—
Financials	2,737,542	—	2,652,655	84,887
Mortgage-Backed Securities	769,826	—	769,826	—
Technology	426,135	—	426,135	—
Transportation	3,973	—	3,973	—
Utilities	127,111	—	127,111	—
Registered Investment Companies Unaffiliated	2,593,162	2,593,162	—	—
Common Stock
Communications Services	32,003	32,003	—	—
Consumer Discretionary	73,261	73,261	—	—
Consumer Staples	13,894	13,894	—	—
Energy	428,984	428,984	—	—
Financials	91,776	91,776	—	—
Health Care	69,140	69,140	—	—
Industrials	1,513	1,513	—	—
Information Technology	147,567	147,567	—	—
Real Estate	65,178	65,178	—	—
Preferred Stock
Consumer Staples	96,240	96,240	—	—
Energy	155,357	63,176	92,181	—
Financials	250,802	199,345	51,457	—
Real Estate	53,523	53,523	—	—
Short-Term Investments	99,960	—	99,960	—
Subtotal Investments in Securities	$15,423,501	$3,928,762	$11,289,688	$205,051

Other Investments *	Total
Affiliated Registered Investment Companies	1,904,133
Affiliated Short-Term Investments	1,433,832
Collateral Held for Securities Loaned	113,850

Subtotal Other Investments	$3,451,815

Total Investments at Value	$18,875,316

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME FUND

Summary Schedule of Investments as of December 31, 2018

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	15,600	15,600	—	—

Total Asset Derivatives	$15,600	$15,600	$—	$—

Liability Derivatives
Futures Contracts	6,069	6,069	—	—

Total Liability Derivatives	$6,069	$6,069	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Multidimensional Income Fund’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $99,960 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 5-Yr. U.S. Treasury Note	1	March 2019	$112,737	$1,950
CBOT U.S. Long Bond	2	March 2019	278,350	13,650

Total Futures Long Contracts			$391,087	$15,600

CBOT 10-Yr. U.S. Treasury Note	(2)	March 2019	($237,962)	($6,069)

Total Futures Short Contracts			($237,962)	($6,069)

Total Futures Contracts			$153,125	$9,531

Reference Description:

CBOT	-	Chicago Board of Trade

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Multidimensional Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$15,600
Total Interest Rate Contracts		15,600

Total Asset Derivatives		$15,600

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	6,069
Total Interest Rate Contracts		6,069

Total Liability Derivatives		$6,069

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Multidimensional Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,584
Total Interest Rate Contracts		3,584

Total		$3,584

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME FUND

Summary Schedule of Investments as of December 31, 2018

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Multidimensional Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	5,802
Total Interest Rate Contracts		5,802

Total		$5,802

The following table presents Multidimensional Income Fund’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$400,360
Futures - Short	(467,701)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Multidimensional Income Fund, is as follows:

Fund	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$880	$1,267	$85	209	$1,904	10.7%

Total Affiliated Registered Investment Companies	880				1,904	10.7

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	2,025	14,110	14,701	143	1,434	8.0

Total Affiliated Short-Term Investments	2,025				1,434	8.0

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	883	769	114	114	0.6

Total Collateral Held for Securities Loaned	—				114	0.6

Total Value	$2,905				$3,452

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 -12/31/2018
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$(6)	$(152)	—	$85
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	—	—	—	35

Total Income from Affiliated Investments				$120

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	1

Total Affiliated Income from Securities Loaned, Net				$1

Total Value	$(6)	$(152)	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

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THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2018	Diversified Income Plus Fund		Multidimensional Income Fund
Assets
Investments at cost	$988,638,063		$20,512,234
Investments in unaffiliated securities at value (#)	805,094,082		15,423,501
Investments in affiliated securities at value	150,422,599		3,451,815
Cash	72,187	(a)	—
Dividends and interest receivable	4,836,748		133,139
Prepaid expenses	34,564		2,227
Receivable for:
Investments sold	1,154,748		135
Fund shares sold	1,096,444		70
Expense reimbursements	—		6,497
Variation margin on open future contracts	220,392		1,188
Total Assets	962,931,764		19,018,572
Liabilities
Distributions payable	799,597		23,361
Accrued expenses	74,910		9,346
Cash overdraft	—		4,650
Payable for:
Investments purchased	1,429,135		963
Investments purchased on a delayed delivery basis	58,695,570		962,713
Return of collateral for securities loaned	10,250,019		113,850
Fund shares redeemed	1,044,874		1,177
Variation margin on open future contracts	125,208		781
Investment advisory fees	419,754		8,481
Administrative fees	14,501		293
Distribution fees	122,469		—
Transfer agent fees	51,711		801
Trustee fees	584		151
Trustee deferred compensation	76,596		886
Commitments and contingent liabilities^	—		—
Mortgage dollar roll deferred revenue	19,614		253
Total Liabilities	73,124,542		1,127,706
Net Assets
Capital stock (beneficial interest)	921,047,194		19,560,952
Distributable earnings/(accumulated loss)	(31,239,972)		(1,670,086)
Total Net Assets	$889,807,222		$17,890,866
Class A Share Capital	$569,751,975		$—
Shares of beneficial interest outstanding (Class A)	83,802,415		—
Net asset value per share	$6.80		$—
Maximum public offering price	$7.12		$—
Class S Share Capital	$320,055,247		$17,890,866
Shares of beneficial interest outstanding (Class S)	47,536,334		1,960,253
Net asset value per share	$6.73		$9.13
(#) Includes securities on loan of	9,963,804		111,043

(a)	Includes foreign currency holdings of $713 (cost $714).
^	Commitments and contingent liabilities accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS

For the year ended December 31, 2018	Diversified Income Plus Fund	Multidimensional Income Fund
Investment Income
Dividends	$8,096,427	$94,290
Taxable interest	24,254,295	639,133
Income from mortgage dollar rolls	967,024	13,790
Affiliated income from securities loaned, net	82,634	697
Income from affiliated investments	4,058,817	119,792
Non cash income	—	141,025
Foreign tax withholding	(267,113)	(1,301)
Total Investment Income	37,192,084	1,007,426
Expenses
Adviser fees	4,959,291	107,184
Administrative service fees	241,321	73,703
Amortization of offering costs	—	4,483
Audit and legal fees	50,047	38,598
Custody fees	90,022	18,234
Distribution expenses Class A	1,520,479	—
Insurance expenses	6,863	3,971
Printing and postage expenses Class A	101,161	—
Printing and postage expenses Class S	48,105	3,143
SEC and state registration expenses	87,198	27,476
Transfer agent fees Class A	455,645	—
Transfer agent fees Class S	190,832	8,836
Trustees’ fees	29,215	7,309
Other expenses	75,231	23,330
Total Expenses Before Reimbursement	7,855,410	316,267
Less:
Reimbursement from adviser	—	(92,155)
Total Net Expenses	7,855,410	224,112
Net Investment Income/(Loss)	29,336,674	783,314
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	25,685,711	117,775
Affiliated investments	—	(5,506)
In-kind contributions	(435,711)	—
Written option contracts	15,664	—
Futures contracts	(152,321)	3,584
Foreign currency transactions	(19,662)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(83,665,214)	(1,820,792)
Affiliated investments	(2,875,126)	(152,489)
Futures contracts	3,411,501	5,802
Foreign currency transactions	(4,936)	—
Net Realized and Unrealized Gains/(Losses)	(58,040,094)	(1,851,626)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(28,703,420)	$(1,068,312)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Diversified Income Plus Fund		Multidimensional Income Fund
For the periods ended	12/31/2018	12/31/2017	12/31/2018	12/31/2017(a)
Operations
Net investment income/(loss)	$29,336,674	$23,820,524	$783,314	$571,563
Net realized gains/(losses)	25,093,681	8,431,221	115,853	60,892
Change in net unrealized appreciation/(depreciation)	(83,133,775)	37,833,821	(1,967,479)	340,092
Net Change in Net Assets Resulting From Operations	(28,703,420)	70,085,566	(1,068,312)	972,547
Distributions to Shareholders (*)
From income/realized gains Class A	(31,993,083)	—	—	—
From income/realized gains Class S	(17,541,534)	—	(940,474)	—

Total from income/realized gains	(49,534,617)	—	(940,474)	—

From net investment income Class A	N/A	(17,695,649)	N/A	—
From net investment income Class S	N/A	(6,695,375)	N/A	(599,693)

Total From Net Investment Income	N/A	(24,391,024)	N/A	(599,693)

From net realized gains Class A	N/A	—	N/A	—
From net realized gains Class S	N/A	—	N/A	(57,072)

Total From Net Realized Gains	N/A	—	N/A	(57,072)

From return of capital Class S	—	—	(11,081)	(13,743)

Total From Return of Capital	—	—	(11,081)	(13,743)

Total Distributions to Shareholders	(49,534,617)	(24,391,024)	(951,555)	(670,508)
Capital Stock Transactions
Class A
Sold	55,801,870	55,568,612	—	—
Distributions reinvested	29,670,140	15,954,720	—	—
Redeemed	(82,604,700)	(80,071,248)	—	—

Total Class A Capital Stock Transactions	2,867,310	(8,547,916)	—	—

Class S
Sold	157,341,815	127,835,273	7,203,803	29,191,725
Distributions reinvested	16,962,458	6,450,296	863,660	652,883
Redeemed	(77,889,135)	(52,116,056)	(8,664,284)	(9,639,093)

Total Class S Capital Stock Transactions	96,415,138	82,169,513	(596,821)	20,205,515

Capital Stock Transactions	99,282,448	73,621,597	(596,821)	20,205,515
Net Increase/(Decrease) in Net Assets	21,044,411	119,316,139	(2,616,688)	20,507,554
Net Assets, Beginning of Period	868,762,811	749,446,672	20,507,554	—
Net Assets, End of Period	$889,807,222	$868,762,811	$17,890,866	$20,507,554
Capital Stock Share Transactions
Class A shares
Sold	7,592,310	7,679,951	—	—
Distributions reinvested	4,182,957	2,198,450	—	—
Redeemed	(11,266,659)	(11,055,314)	—	—

Total Class A shares	508,608	(1,176,913)	—	—

Class S shares
Sold	21,623,973	17,805,765	729,152	2,909,214
Distributions reinvested	2,417,389	895,407	89,060	64,507
Redeemed	(10,743,565)	(7,258,483)	(877,943)	(953,737)

Total Class S shares	13,297,797	11,442,689	(59,731)	2,019,984

(a)	For the period from February 28, 2017 (inception) through December 31, 2017.
(*)	Distributions to Shareholders. Additional information can be found in the accompanying Notes to Financial Statements – Recent Accounting Pronouncements – Disclosure Update and Simplification.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into 24 separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four asset allocation Funds, three income plus Funds, nine equity Funds, seven fixed-income Funds, and one money market Fund.

This shareholder report includes Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund, two of the Trust’s 24 Funds. The other Funds of the Trust have a fiscal year-end of October 31 and are presented under a separate shareholder report.

The Funds are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946—Financial Services—Investment Companies.

Share Classes – The Trust includes two classes of shares: Class A and Class S shares. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have an annual 12b-1 fee of 0.25% of average net assets, a reduced fee of 0.125% or no fee. For the Funds presented under this shareholder report, Class A shares have an annual 12b-1 fee of 0.25%. Class A shares have a maximum front-end sales load of 4.50%, although some Funds have a reduced or no front-end sales load. Class S shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Thrivent High Income Municipal Bond Fund, Thrivent Low Volatility Equity Fund, Thrivent Multidimensional Income Fund and Thrivent Small Cap Growth Fund offer only Class S Shares; each of the other 20 Funds of the Trust offer Class A and Class S shares.

Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/ dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the primary exchange settle price. Exchange cleared swap agreements are valued using a vendor provided settlement or clearing price used by the clearinghouse. Swap agreements not cleared on exchanges will be valued using the mid-price from the primary approved pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

The Board has delegated responsibility for daily valuation of the Funds’ securities to the Funds’ investment Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Funds’ valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities: typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith pursuant to procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.

Valuation of International Securities – The Funds value certain foreign securities traded on foreign exchanges that close prior to the close of the New York Stock Exchange using a fair value pricing service. The fair value pricing service uses a multi-factor model that may take into account the local close, relevant general and sector indices, currency fluctuation, prices of other securities (including ADRs, New York registered shares, and ETFs), and futures, as applicable, to determine price adjustments for each security in order to reflect the effects of post-closing events. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, the position would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of December 31, 2018, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended December 31, 2015 through 2018. Additionally, as of December 31, 2018, the tax year ended December 31, 2014 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of December 31, 2018, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

rates. These amounts are shown as foreign tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date. However, certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Non-cash income, if any, is recorded at the fair market value of the securities received.

For certain securities, including real estate investment trusts, the Funds record distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends from Diversified Income Plus Fund and Multidimensional Income Fund are declared and paid monthly. Additionally, it is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination cannot be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Derivative Financial Instruments – Each of the Funds may invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (“OTC”).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – Each of the Funds may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

During the year ended December 31, 2018, Diversified Income Plus Fund used treasury options to manage the duration of the Fund versus the benchmark. Options on mortgage backed securities were used to generate income.

Futures Contracts – Each of the Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. A futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

During the year ended December 31, 2018, Diversified Income Plus Fund and Multidimensional Income Fund used treasury futures to manage the duration and yield curve exposure of the respective Fund versus its benchmark.

During the year ended December 31, 2018, Diversified Income Plus Fund used equity futures to manage exposure to the equities market.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies, all Funds may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and a Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund.

Swap Agreements – Each of the Funds may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter. In these types of transactions the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (“CDX Indices”). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged(**)	Net Amount
Diversified Income Plus
Securities Lending	10,250,019	—	10,250,019	9,963,804	—	—	286,215	(^)
Multidimensional Income
Securities Lending	113,850	—	113,850	111,043	—	—	2,807	(^)

(**)	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
(^)	Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.

Mortgage Dollar Roll Transactions — Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral with the fund custodian—depending on market movements—on their mortgage dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

Securities Lending — The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Goldman Sachs Bank USA doing business as Goldman Sachs Agency Lending (“GSAL”). The Agreement authorizes GSAL to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, loaned securities are typically initially collateralized equal to at least 102% for U.S. securities and 105% for non-U.S. securities of the market value of the loaned securities. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. Any additional collateral is adjusted and settled on the next business day. The Trust has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to GSAL for services provided and any other securities lending expenses, are included in affiliated income from securities loaned, net on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. However, in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

As of December 31, 2018, the value of securities on loan is as follows:

Fund	Securities on Loan
Diversified Income Plus	$9,963,804
Multidimensional Income	111,043

When-Issued and Delayed Delivery Transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

Treasury In ation Protected Securities — Certain Funds may invest in treasury inflation protected securities (“TIPS”). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

Repurchase Agreements — Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Funds use a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, a Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Funds may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2018, none of the Funds engaged in these types of investments.

Equity-Linked Structured Securities — Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended December 31, 2018, none of the Funds engaged in these types of transactions.

Stripped Securities — Certain Funds may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest, and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Loan Commitments — Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments. During the year ended December 31, 2018, none of the Funds engaged in these types of investments.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Litigation — Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Bank Loans (Leveraged Loans) — Certain Funds may invest in bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade. A Fund may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks. Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale to not be readily available for a Fund to make additional investments. Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index, such as the London Interbank Offered Rate (“LIBOR”), plus a premium. Income is recorded daily on bank loan securities. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan. This commitment fee is accrued as income over the term of the bank loan. A Fund may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan. Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.

Amortization of Offering Costs — The offering costs referenced in the Statement of Operations for Multidimensional Income Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

Line of Credit — Each Fund along with other portfolios managed by the investment adviser or an affiliate, participate in a $100 million ($50 million committed, $50 million uncommitted) credit facility (the “line of credit”) issued by State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest is charged to each participating fund based on its borrowings at the higher of the Federal Funds Rate or the One-Month LIBOR rate plus 1.25%. Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing. Each participating fund paid commitment fees during the year ended December 31, 2018 in proportion to their respective net assets. The Funds had no borrowings during the year ended December 31, 2018.

Recent Accounting Pronouncements —

Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time management is evaluating the implications of this guidance and the impact it will have to financial statement amounts and footnote disclosures.

Fair Value Measurement (Topic 820)

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13 Fair Value Measurement (Topic 820). ASU No. 2018-13 updates the disclosure requirements on fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and the interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of this guidance and the impact it will have to financial statements amounts and footnote disclosures.

Disclosure Update and Simplification

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain disclosure requirements that the Commission has determined to be redundant, duplicative, overlapping, outdated, or superseded in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are effective for filings subsequent to November 5, 2018. Management has evaluated the impact of these amendments and has implemented disclosure changes to the Statement of Assets and Liabilities and the Statement of Changes in Net Assets. The components of distributable earnings are no longer required to be presented on the Statement of Assets and Liabilities. Additionally, the source of distributions to shareholders and the amount of undistributed net investment income is no longer required to be presented on the Statement of Changes in Net Assets.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

In-kind Contributions — During March 2018, Diversified Income Plus Fund contributed securities in-kind to Thrivent Core Emerging Markets Debt Fund in the amount of $15,019,338. As a result of the in-kind contribution, Thrivent Core Emerging Markets Debt Fund issued 1,577,662 shares at a $9.52/share net asset value. For financial reporting purposes, the contributing fund/portfolio recognizes gain on these transactions to the extent the value of the distributed securities on the date of contribution exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on these in-kind contributions are recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the contributing fund/portfolio as net realized gains/losses on in-kind contributions. These in-kind transactions were conducted at market value. The transactions were as follows:

	Shares	In-kind	Realized
Contributing Fund	Received	Amount	Gain/(Loss)
Diversified Income Plus Fund	1,577,662	$15,019,338	$(435,711)

Other — For financial statement purposes, investment security transactions are accounted for on the trade date.

Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees — The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

			Over	Over	Over	Over	Over	Over	Over	Over
	$0 to	Over $50	$100 to	$200 to	$250 to	$500 to	$750 to	$1,000 to	$2,000 to	$2,500 to	Over
Fund (M - Millions)	$50M	to $100M	$200M	$250M	$500M	$750M	$1,000M	$2,000M	$2,500M	$5,000M	$5,000M
Diversified Income Plus*	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%
Multidimensional Income	0.550%	0.550%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%

*	Effective January 1, 2019, the fees payable for investment advisory services are 0.550% for the first $1,000 million and 0.500% for assets over $1,000 million.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Expense Reimbursements — For the period ended December 31, 2018, contractual expense reimbursements to limit expenses to the following percentages were in effect:

				Expiration
Fund	Class A	Class S		Date
Multidimensional Income	N/A	1.15	%*	2/28/2019

*	Effective January 1, 2019, expense reimbursement is 1.00%.

Expense reimbursements are accrued daily and paid by Thrivent Asset Mgt. monthly. Thrivent Asset Mgt. does not recoup amounts previously reimbursed or waived in prior fiscal years.

Subject to certain limitations, each Fund may invest cash in other Funds in the Trust, Thrivent Cash Management Trust, and Thrivent Core Funds. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to any investment advisory fees indirectly incurred by the income plus and fixed income funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust.

Distribution Plan — Thrivent Distributors, LLC is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares have an annual 12b-1 fee of 0.25% of average net assets, a reduced fee of 0.125% or no fee. For the Funds presented under this shareholder report, Class A shares have an annual 12b-1 fee of 0.25%.

Sales Charges and Other Fees — For the year ended December 31, 2018, Thrivent Investment Management Inc. and Thrivent Distributors, LLC received $94,668 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. The Funds pay an annual fixed fee on a per-fund basis plus percentage of net assets to Thrivent Asset Mgt. These fees are accrued daily and paid monthly. For the year ended December 31, 2018, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $315,024 from the Funds covered in this shareholder report.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide transfer agency, sub transfer agency, and dividend payment services necessary to the Funds on a per-account basis. These fees are accrued daily and paid monthly. For the year ended December 31, 2018, Thrivent Investor Services received $664,753 for transfer agent services from the Funds covered in this shareholder report.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of Thrivent Mutual Funds, except for Money Market Fund as it is not eligible for the deferred plan. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate series of Thrivent Mutual Funds until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $30,987 in fees from the Funds covered in this shareholder report for the year ended December 31, 2018. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Distributors, LLC, and Thrivent Investor Services; however, they receive no compensation from the Trust. Affiliated employees and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.

Indirect Expenses — Some Funds invest in other open-ended funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios reported in the Financial Highlights. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made related to investments in these funds. This contractual provision may be terminated upon the mutual agreement between the independent Trustees of the Trust and the Adviser.

Interfund Lending — The Funds may participate in an interfund lending program (the “Program”) pursuant to an exemptive order issued by the SEC. The Program permits the Funds to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve Fund. Interest is charged to each participating Fund based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program. Each borrowing made under the Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

equal to 102% of the outstanding principal value of the loan. For the year ended December 31, 2018, none of the Funds borrowed cash through the Program.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. The differences between book-basis and tax-basis distributable earning are primarily attributable to timing differences in recognizing certain gains and losses on investment transactions, such as wash sales, unrealized and realized activity related to derivatives, and treatment of passive foreign investment companies. At the end of the fiscal year, reclassifications between net asset accounts are made for differences that are permanent in nature. These permanent differences primarily relate to the tax treatment of partnerships.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as increases or decreases as applicable in the table below:

Fund	Distributable earnings/ (accumulated loss)	Capital Stock
Diversified Income Plus	$126	($126)
Multidimensional Income	2,319	(2,319)

At December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income[a]	Undistributed Long-Term Capital Gain
Diversified Income Plus	$2,903,153	$—

a	Undistributed Ordinary Income includes income derived from Short-Term Capital Gains.

During the fiscal year 2018, capital loss carryovers utilized by the Funds were as follows:

Fund	Capital Loss Carryover
Diversified Income Plus	$5,816,184

The tax character of distributions paid during the years ended December 31, 2018 and 2017 was as follows:

	Ordinary Income [a]		Long-Term Capital Gain		Return of Capital
Fund	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2018	12/31/2017
Diversified Income Plus	$29,937,024	$24,391,024	$19,597,593	$—	$—	$—
Multidimensional Income	844,271	650,363	96,203	6,402	11,081	13,743

(a)	Ordinary income includes income derived from short-term capital gains.

(5) SECURITY TRANSACTIONS

Purchases and Sales of Investment Securities — For the year ended December 31, 2018, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Diversified Income Plus	$532,353	$465,309
Multidimensional Income	7,607	7,829

Purchases and Sales of U.S. Government Securities were:

	In thousands
Fund	Purchases	Sales
Diversified Income Plus	$778,225	$768,284
Multidimensional Income	10,166	10,656

Investments in Restricted Securities – Certain Funds may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2018, the following Funds held restricted securities:

	Number of	Percent of Fund’s
Fund	Securities	Net Assets
Diversified Income Plus	1	0.10%
Multidimensional Income	1	0.46%

The Funds have no right to require registration of unregistered securities.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

Each Fund is permitted to purchase or sell securities from or to the other Fund, certain other series of Thrivent Mutual Funds, or affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

(7) RELATED PARTY TRANSACTIONS

As of December 31, 2018, related parties held shares in excess of 5% of the Funds covered in this shareholder report as follows:

		Percent of Fund’s
		Outstanding
Fund	Shares	Shares
Multidimensional Income	870,838	44.4%

Subscription and Redemption activity by concentrated accounts may have a significant effect on the operation of these funds. In the case of a large redemption, these funds may be forced to sell investments at inopportune times, resulting in additional losses for the funds

(8) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

(10) SIGNIFICANT RISKS

Allocation Risk — The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.

Business Development Company (“BDC”) Risk — The value of a BDC’s investments will be affected by portfolio company specific performance as well as the overall economic environment. Shares of BDCs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial. The Fund may be exposed to greater risk and experience higher volatility than would a portfolio that was not invested in BDCs. Additionally, most BDCs employ leverage which can magnify the returns of underlying investments.

Closed-End Fund (“CEF”) Risk — Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio; fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns (i.e., trading at a discount or premium to its net asset value); and that CEFs are permitted to invest in a greater amount of “illiquid” securities than typical mutual funds. The Fund is subject to a pro-rata share of the management fees and expenses of each CEF in addition to the Fund’s management fees and expenses, resulting in Fund shareholders subject to higher expenses than if they invested directly in CEFs.

Convertible Securities Risk — Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Credit Risk — Credit risk is the risk that an issuer of a debt security to which the Fund is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.

Derivatives Risk — The use of derivatives (such as credit default swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.

Emerging Markets Risk — The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Fund’s share price to decline.

Equity Security Risk — Equity securities held by the Fund may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.

ETF Risk – An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.

Foreign Currency Risk – The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Foreign Securities Risk – Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of higher potential for political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Growth Investing Risk – Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

High Yield Risk – High yield securities – commonly known as “junk bonds” – to which the Fund is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected. High yield securities generally have a less liquid resale market.

Interest Rate Risk – Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.

Investment Adviser Risk – The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Investment in Other Investment Companies Risk – Investing in other investment companies, including CEFs and BDCs, could result in the duplication of certain fees, including management and administrative fees, and may expose the Fund to the risks of owning the underlying investments that the other investment company holds.

Issuer Risk – Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.

Leveraged Loan Risk – Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.

Liquidity Risk – Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.

Market Risk – Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Master Limited Partnership (“MLP”) Risk – An investment in an MLP exposes the Fund to the legal and tax risks associated with investing in partnerships. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold. Due to the tax requirements for MLPs, the income of many MLPs comes from energy infrastructure. Risks inherent in the energy infrastructure business include: sustained declines in demand for crude oil, natural gas and refined petroleum products, construction risk, changes in the regulatory environment or other regulatory exposure, weather risk, risks associated with terrorist activity and interest rate risk.

Mortgage-Backed and Other Asset-Backed Securities Risk – The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund.

Other Funds Risk – The performance of the Fund is dependent, in part, upon the performance of other funds managed by the Adviser or an affiliate (“Other Funds”) in which the Fund may invest. As a result, the Fund is subject to the same risks as those faced by the Other Funds.

Portfolio Turnover Rate Risk – The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.

Preferred Securities Risk – There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

Quantitative Investing Risk – The risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio.

Real Estate Investment Trust (“REIT”) Risk – REITs generally can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend paying stock than for stocks that pay little or no dividends. This may cause the value of real estate securities to decline during periods of rising interest rates,

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

which would reduce the overall return of the Fund. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. In addition, due to recent changes in the tax laws, certain tax benefits of REITs may not be passed through to mutual fund shareholders. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.

Sovereign Debt Risk – Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *

		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
DIVERSIFIED INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2018	$7.41	$0.23	$(0.45)	$(0.22)	$(0.24)	$(0.15)
Year Ended 12/31/2017	7.00	0.21	0.41	0.62	(0.21)	—
Year Ended 12/31/2016	6.79	0.22	0.23	0.45	(0.24)	—
Year Ended 12/31/2015	7.10	0.23	(0.27)	(0.04)	(0.24)	(0.03)
Year Ended 12/31/2014	7.25	0.24	0.02	0.26	(0.23)	(0.18)
Class S Shares
Year Ended 12/31/2018	7.34	0.25	(0.45)	(0.20)	(0.26)	(0.15)
Year Ended 12/31/2017	6.94	0.23	0.40	0.63	(0.23)	—
Year Ended 12/31/2016	6.74	0.24	0.22	0.46	(0.26)	—
Year Ended 12/31/2015	7.04	0.25	(0.26)	(0.01)	(0.26)	(0.03)
Year Ended 12/31/2014	7.19	0.26	0.02	0.28	(0.25)	(0.18)

MULTIDIMENSIONAL INCOME FUND
Class S Shares
Year Ended 12/31/2018	10.15	0.41	(0.95)	(0.54)	(0.44)	(0.02)
Year Ended 12/31/2017 (c)	10.00	0.29	0.20	0.49	(0.30)	(0.03)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, February 28, 2017.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

RATIOS/SUPPLEMENTAL DATA
					Ratio to Average Net Assets **		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly **
Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate
$ —	$(0.39)	$6.80	(3.10)%	$569.8	0.96%	3.16%	0.96%	3.16%	143%
—	(0.21)	7.41	8.98%	617.3	0.97%	2.86%	0.97%	2.86%	133%
—	(0.24)	7.00	6.70%	591.3	0.97%	3.23%	0.97%	3.23%	91%
—	(0.27)	6.79	(0.62)%	585.5	0.98%	3.28%	0.98%	3.28%	108%
—	(0.41)	7.10	3.54%	581.7	0.98%	3.33%	0.98%	3.33%	137%
—	(0.41)	6.73	(2.88)%	320.1	0.70%	3.46%	0.70%	3.46%	143%
—	(0.23)	7.34	9.20%	251.4	0.70%	3.13%	0.70%	3.13%	133%
—	(0.26)	6.94	6.91%	158.2	0.70%	3.51%	0.70%	3.51%	91%
—	(0.29)	6.74	(0.19)%	108.3	0.69%	3.56%	0.69%	3.56%	108%
—	(0.43)	7.04	3.90%	116.2	0.69%	3.60%	0.69%	3.60%	137%

(0.02)	(0.48)	9.13	(5.45)%	17.9	1.15%	4.02%	1.62%	3.55%	96%
(0.01)	(0.34)	10.15	4.92%	20.5	1.15%	3.38%	1.57%	2.96%	180%

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distribution in February 2019.

The funds designate the percentage of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and the percentage as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 as follows:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Diversified Income Plus	9%	16%
Multidimensional Income	11%	12%

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended December 31, 2018, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long-Term Capital Gains
Diversified Income Plus	$19,597,593
Multidimensional Income	96,203

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-847-4836, or visit ThriventFunds.com to access it online. In addition, you may review a report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 29 by clicking on the tab for each Fund and navigating to “Related Documents” under Fund Details – Holdings at ThriventFunds.com or SEC. gov where it is filed on Form N-PX.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at ThriventFunds.com or SEC.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a fund’s principal holdings. A complete listing of holdings for a fund in which the summary is included in the shareholder report is available free of charge by calling 800-847-4836. It is also available at ThriventFunds.com or SEC.gov where it is part of form N-CSR.

Board Approval of Advisory Agreement and Subadvisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the

ADDITIONAL INFORMATION

(unaudited)

board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At its meeting on November 13-14, 2018, the Board of Trustees (the “Board”) of the Thrivent Mutual Funds (the “Trust”), including the trustees who are not parties to the agreement or “interested persons” as defined in the 1940 Act (the “Independent Trustees”), considered and voted unanimously to renew the existing advisory agreement (the “Advisory Agreement”), as amended, between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series of the Trust, except the recently launched Thrivent High Income Municipal Bond Fund and Thrivent Small Cap Growth Fund (each, a “Fund”). The Board, including the Independent Trustees, also unanimously approved the subadvisory agreements for each of the Funds (the “Subadvisory Agreements”) for which there is an investment subadviser (each, a “Subadviser”).

The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of each Fund;

3.	The advisory fee and net operating expense ratio of each Fund compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

5.	The extent to which economies of scale may be realized as the Funds grow;

6.	Whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders;

7.	Other benefits realized by the Adviser and its affiliates from their relationship with the Trust; and

8.	Any other factors that the Board deemed relevant to its consideration.

The Contracts Committee of the Board (consisting of all of the Independent Trustees) met on five occasions from May 22 to November 14, 2018 to consider information relevant to the renewal process furnished by the Adviser and Subadviser in advance of the meetings. The Board had the opportunity to ask questions and request further information in connection with its consideration. The Independent Trustees also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Fund-by-Fund statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Funds in comparison to peer groups of comparable funds; portfolio turnover percentages; 3-year standard deviation ratios; brokerage costs; information with respect to services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Funds; the cost of services and profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds.

The Board received information from the Adviser regarding the personnel providing services to the Funds, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year. The Board also reviewed information from MPI, including Fund-by-Fund analyses and independent assessment of information relating to the Funds and the agreements.

The Subadvisers provided information to the Board in response to requests for information submitted on behalf of the Independent Trustees to facilitate the Board’s evaluation of the terms of the Subadvisory Agreements. The Board also noted that the Subadvisers’ responses were reviewed by individuals representing various functional areas of or supporting the Adviser. After reviewing the responses provided by the Subadvisers, the Board provided follow-up questions to certain Subadvisers. The Adviser requested responses to such questions from the Subadvisers, which were reviewed by the Board and the Adviser.

ADDITIONAL INFORMATION

(unaudited)

The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider the reapproval of the Advisory and Subadvisory Agreements for the Funds. As noted above, the Independent Trustees were assisted throughout the process by an independent consultant, MPI. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser, transfer agent, administrator and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board considered information relating to the investment experience and qualifications of the portfolio managers of the Adviser and Subadvisers overseeing investments for the Funds.

The Board received reports and presentations at each of its quarterly meetings from the Adviser’s senior investment team about each of the Funds. These reports and presentations gave the Board the opportunity to evaluate the abilities of the portfolio manager and other investment professionals and the quality of services they provide to the Funds. The Adviser reviewed with the Board the services provided by the Adviser and Subadvisers and the Adviser’s oversight of the Subadvisers. The Independent Trustees also met in-person, including in executive session, with and received quarterly reports from the Trust’s Chief Compliance Officer. The Board noted that the Chief Compliance Officer met regularly between quarterly meetings with the Chair of the Ethics and Compliance Committee.

The Board considered the depth and quality of the Adviser’s oversight of the Subadvisers. In addition, the Board noted the broad functions that the Adviser performed in support of the subadvised Funds, including, among other things, management of portfolio cash and short-term investments, subadviser expense management and payment, and investment performance and compliance monitoring. The Board noted that investment management staff of the Adviser and the Trust’s Chief Compliance Officer conduct in-person oversight visits of each Subadviser, follow through with additional inquiry on any questions or concerns that arise during the visit and then report the results of the visit to the Board. The Board also noted that, as part of its oversight practice, the Adviser requires the Subadvisers to respond to a variety of compliance checklists and certifications to ensure their ongoing compliance with a subadvised Fund’s policies. The Board noted that the Adviser requires the Subadvisers to complete an annual questionnaire addressing a range of compliance topics. The Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadvisers’ activities pertaining to the subadvised Funds.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of each Fund. In addition, the Adviser noted that its investments in technology and personnel have benefitted the Funds and discussed continued investments in these resources, noting, in particular, additional personnel to enhance its research function. The Adviser also discussed how it has continued to strengthen its compliance program. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and, as applicable, by the Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Funds

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, members of the Adviser’s senior investment team reviewed with the Board the economic and market environment, risk management, and style consistency

ADDITIONAL INFORMATION

(unaudited)

in connection with management of the Funds. The Board considered investment performance for each Fund, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Fund-by-Fund basis, it noted that, for the period ended June 30, 2018, the three-year average performance ranking of the Funds’ Class A shares against their Lipper categories was 37% (on a scale of 1-99%, with 1% being the best). The Board noted that, for the period ended June 30, 2018, the three-year average ranking of the Funds’ Class S shares against their Lipper categories was 31% (on a scale of 1-99%, with 1% being the best).

The Board noted that certain Funds did not fit well within a Lipper peer group because of differences between the principal investment strategies of these Funds and funds included in their respective Lipper peer group. In such cases, the Adviser provided additional information regarding these Funds’ performance compared to a customized benchmark that the Adviser believed better represented the investment strategies of such Funds. MPI assisted the Independent Trustees in connection with the evaluation of peer groups and customized benchmarks. The Board concluded that the performance of each individual Fund was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Funds. The Board noted that the majority of the Funds’ gross advisory fees were near or below the medians of their peer groups, with many in the lowest (i.e., least expensive) quartile. Although the Board conducted its review on a Fund-by-Fund basis, it noted that the average ranking of the Funds’ advisory fees for its Class A shares was 33% and the average ranking of the of the Funds’ advisory fees for its Class S shares was 35% (on a scale of 1-99%, with 1% being the lowest fee). With respect to the Thrivent Diversified Income Plus Fund, the Board viewed favorably the Adviser’s willingness to institute a new breakpoint on assets over $1 billion. With respect to Thrivent Large Cap Growth Fund, the Board viewed favorably the Adviser’s willingness to lower the advisory fees at certain asset level. With respect to Thrivent Money Market Fund, the Board viewed favorably the Adviser’s willingness to increase the contractual waiver of the advisory fee on Class A shares. With respect to Thrivent Partner Emerging Markets Equity Fund, the Board favorably viewed the Adviser’s proposal to lower the advisory fee at each breakpoint.

The Board also reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group. The Board conducted its review on a Fund-by-Fund basis and noted that all but one Fund (which is discussed below) had better total net expense ratios than their peer group medians. The Board further noted that the Funds’ Class A shares had an average ranking of 33% while the Funds’ Class S shares had an average ranking of 27% (on a scale of 1-99%, with 1% being the lowest expenses). The Board viewed favorably the Adviser’s proposal to provide fee waivers and expense limitations for certain Funds and considered the effect of the waivers in lowering the Funds’ expenses. With respect to Thrivent Multidimensional Income Fund, the Board viewed favorably the Adviser’s willingness to lower the contractual expense limit on Class S shares.

On the basis of its review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable.

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations, and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the Subadvisory Agreements.

ADDITIONAL INFORMATION

(unaudited)

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fees, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers and expense limitations by the Adviser, and/or a lower overall fee.

Other Benefits to the Adviser, Subadvisers and their Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, the engagement of affiliates as service providers to the Funds, and fees collected by affiliates for services provided to Fund shareholders. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the Adviser generated from commission dollars spent on the Funds’ portfolio trading.

In addition, the Board considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Board concluded that benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Trustees voting separately, approved each of the agreements.

BOARD OF TRUSTEES AND OFFICERS

The following table provides information about the Trustees and Officers of the Trust. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee overseas each of 24 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 29 funds that serve as underlying funds for variable contracts issued by Thrivent Financial and Thrivent Life Insurance Company and separate accounts of insurance companies not affiliated with Thrivent Financial.

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

•	Trustee of Thrivent Core Funds, a registered investment company consisting of four funds that are established solely for investment by Thrivent entities.

David Royal also serves as Trustee of Thrivent Church Loan and Income Fund, a closed-end registered investment company.

The Trust, Thrivent Series Fund, Inc., Thrivent Cash Management Trust, Thrivent Core Funds, and Thrivent Church Loan and Income Fund are collectively referred to as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 800-847-4836.

Interested Trustees (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
David S. Royal (1971) 2015	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015. Currently, Director of Children’s Cancer Research Fund and Advisory Board member of Twin Bridge Capital Partners; Director of Fairview Hospital Foundation until 2017.

Russell W. Swansen (1957) 2009	Retired; Chief Investment Officer, Thrivent Financial from 2003 to 2017. Currently, Advisory Board member of Twin Bridge Capital Partners, Advisory Board member of Invenshure LLC, and Director of Intellectual Takeout; Director of Children’s Cancer Research Fund until 2017.

Independent Trustees (2)(3)(4)(5)(7)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Janice B. Case (1952) 2011	Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008.

Robert J. Chersi (1961) 2017	Founder of Chersi Services LLC (consulting firm) since 2012; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Research (counseling) in the Department of Accounting & Information Systems at Rutgers University since 2013. Director and Chairman of the Audit Committee of Brightsphere Investment Group plc since 2016; Advisory Board member of the Pace University Lubin School of Business.

Richard A. Hauser (1943) 2004	Retired; Member, PowerHaus Advisors LLC since 2016; Vice President and Assistant General Counsel, The Boeing Company from 2007 to 2016.

Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.

Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.

James A. Nussle (1960) 2011	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) from 2010 to 2015; CEO of The Nussle Group LLC (consulting firm) since 2009. Advisory Board member of AVISTA Capital Partners and Director of Portfolio Recovery Associates (PRAA) since 2010.

BOARD OF TRUSTEES AND OFFICERS

Independent Trustees (2)(3)(4)(5)(7)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Verne O. Sedlacek (1954) 2017	Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015. Director of Association of Governing Boards of Universities and Collleges since 2007; Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies since 2016.

Constance L. Souders (1950) 2007	Retired.

BOARD OF TRUSTEES AND OFFICERS

Executive Officers (2)(4)

Name (Year of Birth) Position Held With Trust	Principal Occupation(s) During the Past Five Years

David S. Royal (1971) Trustee, President and Chief Investment Officer	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President and Mutual Funds Chief Financial Officer, Thrivent Financial since 2017; Vice President, Mutual Fund Accounting, Thrivent Financial from 2006 to 2017.

Michael W. Kremenak (1978) Secretary and Chief Legal Officer	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015.

Edward S. Dryden (1965) Chief Compliance Officer	Vice President, Chief Compliance Officer - Thrivent Funds, Thrivent Financial since 2018; Director, Chief Compliance Officer - Thrivent Funds, Thrivent Financial from 2010 to 2018.

Janice M. Guimond (1964) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.

Kathleen M. Koelling (1977) Privacy and Identity Theft and Anti-Money Laundering Officer (6)	Vice President, Deputy General Counsel, Thrivent Financial since 2018; Vice President, Managing Counsel, Thrivent Financial from 2016 to 2018; Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial from 2002 to 2016.

Kathryn A. Stelter (1962) Vice President	Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017; Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.

Troy A. Beaver (1967) Vice President	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015.

James M. Odland (1955) Assistant Secretary	Vice President, Managing Counsel, Thrivent Financial since 2005.

Jill M. Forte (1974) Assistant Secretary	Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015.

John D. Jackson (1977) Assistant Secretary	Senior Counsel, Thrivent Financial since 2017; Associate General Counsel, RBC Global Asset Management (US) Inc. from 2011 to 2017.

Sarah L. Bergstrom (1977) Assistant Treasurer	Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund Accounting Administration, Thrivent Financial from 2007 to 2017.

(1)

“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial. Mr. Swansen is considered an interested person because of his past occupation with Thrivent Financial.

(2)

Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.

(3)	Each Trustee, other than Mr. Royal, oversees 58 portfolios. Mr. Royal oversees 59 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415.
(5)	The Trustees, other than Mr. Royal and Mr. Swansen, are not “interested persons” of the Trust and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913.
(7)	Richard A. Hauser announced his retirement from the Board effective December 31, 2018.

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THRIVENT MUTUAL FUNDS

4321 N Ballard Rd, Appleton, WI 54919-0001

We're listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money.

- **If you purchased shares of Thrivent Mutual Funds through Thrivent Financial**
  If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or by calling us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request. This report is also available by visiting ThriventFunds.com.

- **If you purchased shares of Thrivent Mutual Funds from a firm other than Thrivent**
  If you wish to receive an additional copy of this report or wish to revoke householding in the future, please contact your financial advisor. This report is also available by visiting ThriventFunds.com.

Securities offered through Thrivent Distributors, LLC, a FINRA and SIPC member and a subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans.

24042AR R2-19

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Robert J. Chersi, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a) through (d)

Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund (each a “Fund” and collectively, the “Funds”) are each a series of Thrivent Mutual Funds, a Massachusetts business trust (the “Trust”). The Trust, as of the date of filing this Form N-CSR, contains a total of 21series (the “Series”), including the Funds. This Form N-CSR relates to the annual report of each Fund.

The following table presents the aggregate fees billed to the Funds for the respective fiscal years ended December 31, 2017 and December 31, 2018 by the Funds’ independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/2017	12/31/2018
Audit Fees	$49,604	$67,248
Audit-Related Fees(1)	$0	$435
Tax Fees(2)	$16,794	$21,533
All Other Fees(3)	$3,600	$23,550

Total	$69,998	$112,766

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees. The 2018 payments were for the review of a SEC comment letter.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation. These fees include payments for tax return compliance services, excise distribution review services, and other tax related matters.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services. The 2017 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. The 2018 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and for fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc. These figures are also reported in the response to Item 4(g) below.

The following table presents the aggregate fees billed to all Series of the Trust (other than the Funds) with fiscal years ending on October 31 for the fiscal years ended October 31, 2017 and October 31, 2018 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Series and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/2017	10/31/2018
Audit Fees	$421,705	$486,374
Audit-Related Fees(1)	$1,000	$3,515
Tax Fees(2)	$181,489	$53,293
All Other Fees(3)	$3,600	$23,550

Total	$607,794	$566,732

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees. The 2017 payments were for corporate action consultation services. The 2018 payments were for the review of a SEC comment letter.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation. These fees include payments for tax return compliance services, excise distribution review services, and other tax related matters.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services. The 2017 payments included payments for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. The 2018 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and for fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc. These figures are also reported in response to Item 4(g) below.

(e)

Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)

Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2018 was for work performed by persons other than full-time permanent employees of PwC.

(g)

The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years set forth below are disclosed in the table below. The disclosed payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards.

Fiscal Year Ended	10/31/2017	12/31/2017	10/31/2018	12/31/2018
Registrant(1)	$0	$0	$0	$0
Adviser	$3,600	$3,600	$23,550	$23,550

(h)

Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a) Registrant’s Schedule of Investments/Summary Schedule of Investments is included in the report to shareholders filed under Item 1. Where the registrant included a Summary Schedule of Investments in the report to shareholders filed under Item 1, the registrant has filed a Schedule of Investments under this item.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Thrivent Mutual Funds and Shareholders of Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of each of the funds listed in the table below (two of the funds constituting Thrivent Mutual Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Thrivent Diversified Income Plus Fund (1)	Thrivent Multidimensional Income Fund (2)

(1)   Statement of changes in net assets for each of the two years in the period ended December 31, 2018

(2)   Statement of changes in net assets for the year ended December 31, 2018 and for the period February 28, 2017 (commencement of operations) through December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402
T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

February 20, 2019

We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment company complex since 1987.

2

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (13.1%)[a]	Value
Basic Materials (0.7%)
	Ball Metalpack Finco, LLC, Term Loan
$174,125	7.022%, (LIBOR 1M + 4.500%), 7/31/2025[b,c]	$168,466
	Big River Steel, LLC, Term Loan
730,750	7.803%, (LIBOR 3M + 5.000%), 8/23/2023[b]	721,616
	Chemours Company, Term Loan
575,650	4.280%, (LIBOR 1M + 1.750%), 4/3/2025[b]	551,185
	CONSOL Energy, Inc., Term Loan
712,800	8.530%, (LIBOR 1M + 6.000%), 11/28/2022[b]	718,146
	Contura Energy, Inc., Term Loan
1,845,000	7.387%, (LIBOR 1M + 5.000%), 11/9/2025[b]	1,821,937
	Peabody Energy Corporation, Term Loan
813,850	5.272%, (LIBOR 1M + 2.750%), 3/31/2025[b,c]	787,400
	Pixelle Specialty Solutions, LLC, Term Loan
985,000	8.522%, (LIBOR 1M + 6.000%), 10/31/2024[b]	957,912
	Starfruit US Holdco, LLC, Term Loan
615,000	5.599%, (LIBOR 1M + 3.250%), 10/1/2025[b,c]	587,325

	Total	6,313,987

Capital Goods (0.8%)
	Advanced Disposal Services, Inc., Term Loan
383,903	4.669%, (LIBOR 1W + 2.250%), 11/10/2023[b]	368,186
	Flex Acquisition Company, Inc. Term Loan
588,525	5.599%, (LIBOR 1M + 3.250%), 6/22/2025[b]	555,862
	GFL Environmental, Inc., Term Loan
1,978,883	5.522%, (LIBOR 1M + 3.000%), 5/31/2025[b]	1,841,350
	Natgasoline, LLC, Term Loan
795,000	6.250%, (LIBOR 3M + 3.500%), 11/14/2025[b,c]	777,113
	Navistar, Inc., Term Loan
1,334,912	5.890%, (LIBOR 1M + 3.500%), 11/6/2024[b]	1,284,853
	Sotera Health Holdings, LLC, Term Loan
553,322	5.522%, (LIBOR 1M + 3.000%), 5/15/2022[b]	528,881
	Vertiv Group Corporation, Term Loan
1,913,229	6.707%, (LIBOR 3M + 4.000%), 11/15/2023[b]	1,731,473

	Total	7,087,718

Communications Services (2.5%)
	Altice France SA, Term Loan
586,075	5.272%, (LIBOR 1M + 2.750%), 7/31/2025[b]	535,087
2,205,000	6.455%, (LIBOR 1M + 4.000%), 1/31/2026[b]	2,078,213
	CenturyLink, Inc., Term Loan
2,168,100	5.272%, (LIBOR 1M + 2.750%), 1/31/2025[b]	2,018,501
	Charter Communications Operating, LLC, Term Loan
1,331,550	4.530%, (LIBOR 1M + 2.000%), 4/30/2025[b]	1,273,468
	CSC Holdings, LLC, Term Loan
1,078,575	4.705%, (LIBOR 1M + 2.250%), 7/17/2025[b]	1,020,871
	Frontier Communications Corporation, Term Loan
1,648,691	6.280%, (LIBOR 1M + 3.750%), 6/15/2024[b]	1,526,077
	Gray Television, Inc., Term Loan
602,769	4.599%, (LIBOR 1M + 2.250%), 2/7/2024[b]	577,151
720,000	0.000%, (LIBOR 3M + 2.500%), 11/2/2025[b,d,e]	694,289
	HCP Acquisition, LLC, Term Loan
1,100,775	5.522%, (LIBOR 1M + 3.000%), 5/16/2024[b]	1,059,155
	Intelsat Jackson Holdings SA, Term Loan
1,080,000	6.256%, (LIBOR 1M + 3.750%), 11/27/2023[b]	1,043,356
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
1,640,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	1,567,233
325,000	9.186%, (LIBOR 3M + 6.750%), 7/7/2023[b,c]	302,250
	Mediacom Illinois, LLC, Term Loan
602,944	4.170%, (LIBOR 1W + 1.750%), 2/15/2024[b]	573,803
	NEP Group, Inc., Term Loan
775,000	5.772%, (LIBOR 1M + 3.250%), 10/20/2025[b]	740,613
	SBA Senior Finance II, LLC, Term Loan
865,650	4.530%, (LIBOR 1M + 2.000%), 4/11/2025[b]	828,185
	Sprint Communications, Inc., Term Loan
2,407,125	5.063%, (LIBOR 1M + 2.500%), 2/3/2024[b]	2,284,771
750,000	5.563%, (LIBOR 1M + 3.000%), 2/3/2024[b]	723,750
	Syniverse Holdings, Inc., Term Loan
362,262	7.455%, (LIBOR 1M + 5.000%), 3/9/2023[b]	323,019
	TNS, Inc., Term Loan
1,007,304	6.710%, (LIBOR 3M + 4.000%), 8/14/2022[b]	995,972
	Unitymedia Finance, LLC, Term Loan
630,000	4.705%, (LIBOR 1M + 2.250%), 1/15/2026[b]	606,898
	Univision Communications, Inc., Term Loan
1,837,844	5.272%, (LIBOR 1M + 2.750%), 3/15/2024[b]	1,659,426

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (13.1%)[a]	Value
Communications Services (2.5%) - continued
	Windstream Services, LLC, Term Loan
$ 367,183	6.460%, (LIBOR 1M + 4.000%), 3/30/2021[b]	$326,135

	Total	22,758,223

Consumer Cyclical (1.8%)
	Boyd Gaming Corporation, Term Loan
501,363	4.666%, (LIBOR 1W + 2.250%), 9/15/2023[b]	481,935
	Cengage Learning, Inc., Term Loan
1,594,079	6.754%, (LIBOR 1M + 4.250%), 6/7/2023[b]	1,360,945
	Eldorado Resorts, Inc., Term Loan
369,503	4.500%, (LIBOR 2M + 2.000%), 4/17/2024[b]	352,569
	Four Seasons Hotels, Ltd., Term Loan
1,014,646	4.522%, (LIBOR 1M + 2.000%), 11/30/2023[b]	971,341
	Golden Entertainment, Inc., Term Loan
1,846,350	5.530%, (LIBOR 1M + 3.000%), 10/20/2024[b,c]	1,763,264
290,000	9.530%, (LIBOR 1M + 7.000%), 10/20/2025[b]	277,675
	Golden Nugget, LLC, Term Loan
1,401,593	5.237%, (LIBOR 3M + 2.750%), 10/4/2023[b]	1,345,529
	Men’s Warehouse, Inc., Term Loan
797,990	5.599%, (LIBOR 1M + 3.250%), 4/9/2025[b]	767,068
	Mohegan Gaming and Entertainment, Term Loan
1,523,482	6.522%, (LIBOR 1M + 4.000%), 10/13/2023[b]	1,352,852
	Neiman Marcus Group, Ltd., LLC, Term Loan
570,508	5.630%, (LIBOR 1M + 3.250%), 10/25/2020[b]	480,476
	Scientific Games International, Inc., Term Loan
2,838,550	5.250%, (LIBOR 1M + 2.750%), 8/14/2024[b]	2,657,082
	Seminole Hard Rock Entertainment, Inc., Term Loan
1,134,844	5.146%, (PRIME + 1.750%), 5/14/2020[b]	1,115,926
	Stars Group Holdings BV, Term Loan
1,875,575	6.303%, (LIBOR 3M + 3.500%), 7/10/2025[b]	1,808,373
	Tenneco, Inc., Term Loan
600,000	5.272%, (LIBOR 1M + 2.750%), 10/1/2025[b]	562,200
	Wyndham Hotels & Resorts, Inc., Term Loan
698,250	4.272%, (LIBOR 1M + 1.750%), 5/30/2025[b]	670,320

	Total	15,967,555

Consumer Non-Cyclical (2.5%)
	Air Medical Group Holdings, Inc., Term Loan
2,915,550	5.682%, (LIBOR 1M + 3.250%), 4/28/2022[b]	2,716,010
287,100	6.754%, (LIBOR 1M + 4.250%), 3/14/2025[b]	266,182
	Albertson’s, LLC, Term Loan
1,238,187	5.691%, (LIBOR 3M + 3.000%), 6/22/2023[b]	1,173,182
2,390,000	5.522%, (LIBOR 1M + 3.000%), 11/16/2025[b]	2,261,538
	Amneal Pharmaceuticals, LLC, Term Loan
1,139,010	6.063%, (LIBOR 1M + 3.500%), 5/4/2025[b]	1,077,310
	Bausch Health Companies, Inc., Term Loan
2,141,562	5.379%, (LIBOR 1M + 3.000%), 6/1/2025[b]	2,041,038
	CHS/Community Health Systems, Inc., Term Loan
928,174	5.957%, (LIBOR 3M + 3.250%), 1/27/2021[b]	890,388
	Endo International plc, Term Loan
1,752,706	6.813%, (LIBOR 1M + 4.250%), 4/27/2024[b]	1,656,307
	Energizer Holdings, Inc., Term Loan
590,000	0.000%, (LIBOR 3M + 2.250%), 12/17/2025[b,d,e]	568,612
	Grifols Worldwide Operations USA, Inc., Term Loan
997,237	4.669%, (LIBOR 1W + 2.250%), 1/31/2025[b]	954,995
	JBS USA LUX SA, Term Loan
2,023,950	5.260%, (LIBOR 1M + 2.500%), 10/30/2022[b]	1,942,992
	Libbey Glass, Inc., Term Loan
490,372	5.387%, (LIBOR 1M + 3.000%), 4/9/2021[b]	467,486
	McGraw-Hill Global Education Holdings, LLC, Term Loan
2,569,414	6.522%, (LIBOR 1M + 4.000%), 5/4/2022[b]	2,313,269
	MPH Acquisition Holdings, LLC, Term Loan
994,376	5.553%, (LIBOR 3M + 2.750%), 6/7/2023[b]	939,685
	Ortho-Clinical Diagnostics SA, Term Loan
1,433,175	5.756%, (LIBOR 1M + 3.250%), 6/1/2025[b]	1,326,131
	Plantronics, Inc., Term Loan
1,177,050	5.022%, (LIBOR 1M + 2.500%), 7/2/2025[b]	1,130,262
	Revlon Consumer Products Corporation, Term Loan
911,712	6.207%, (LIBOR 3M + 3.500%), 9/7/2023[b]	643,732

	Total	22,369,119

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (13.1%)[a]	Value
Energy (0.9%)
	BCP Raptor II, LLC, Term Loan
$310,000	7.143%, (LIBOR 2M + 4.750%), 12/19/2025[b]	$286,363
	Calpine Corporation, Term Loan
1,061,253	5.310%, (LIBOR 3M + 2.500%), 1/15/2024[b]	1,006,365
	Consolidated Energy Finance SA, Term Loan
676,600	4.932%, (LIBOR 1M + 2.500%), 5/7/2025[b,c]	654,610
	HFOTCO, LLC, Term Loan
1,791,000	5.280%, (LIBOR 1M + 2.750%), 6/26/2025[b]	1,750,703
	McDermott Technology (Americas), Inc., Term Loan
1,667,400	7.522%, (LIBOR 1M + 5.000%), 5/10/2025[b]	1,552,066
	MEG Energy Corporation, Term Loan
120,450	6.030%, (LIBOR 1M + 3.500%), 12/31/2023[b]	117,589
	Radiate Holdco, LLC, Term Loan
2,776,738	5.522%, (LIBOR 1M + 3.000%), 2/1/2024[b]	2,613,160

	Total	7,980,856

Financials (2.4%)
	Air Methods Corporation, Term Loan
1,927,542	6.303%, (LIBOR 3M + 3.500%), 4/21/2024[b]	1,517,245
	Avolon TLB Borrower 1 US, LLC, Term Loan
1,951,748	4.470%, (LIBOR 1M + 2.000%), 1/15/2025[b]	1,872,058
	Cyxtera DC Holdings, Inc., Term Loan
280,725	5.380%, (LIBOR 1M + 3.000%), 5/1/2024[b]	268,092
175,000	9.630%, (LIBOR 1M + 7.250%), 5/1/2025[b]	160,125
	Digicel International Finance, Ltd., Term Loan
1,712,661	5.960%, (LIBOR 3M + 3.250%), 5/10/2024[b]	1,549,958
	DJO Finance, LLC, Term Loan
323,205	5.709%, (LIBOR 1M + 3.250%), 6/7/2020[b]	318,518
	Genworth Holdings, Inc., Term Loan
312,637	6.955%, (LIBOR 1M + 4.500%), 3/7/2023[b,c]	306,385
	GGP Nimbus LP, Term Loan
1,920,000	5.022%, (LIBOR 1M + 2.500%), 8/24/2025[b]	1,805,395
	Grizzly Finco, Term Loan
1,316,700	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b]	1,283,783
	Harland Clarke Holdings Corporation, Term Loan
1,522,771	7.553%, (LIBOR 3M + 4.750%), 11/3/2023[b]	1,370,875
	INEOS U.S. Finance, LLC, Term Loan
2,272,050	4.522%, (LIBOR 1M + 2.000%), 3/31/2024[b]	2,141,407
	Level 3 Parent, LLC, Term Loan
2,045,000	4.754%, (LIBOR 1M + 2.250%), 2/22/2024[b]	1,937,638
	MoneyGram International, Inc., Term Loan
1,113,036	5.772%, (LIBOR 1M + 3.250%), 3/28/2020[b]	910,463
	Sable International Finance, Ltd., Term Loan
3,055,000	5.772%, (LIBOR 1M + 3.250%), 1/31/2026[b]	2,939,338
	Trans Union, LLC, Term Loan
1,064,596	4.522%, (LIBOR 1M + 2.000%), 4/9/2023[b]	1,022,012
	Tronox Finance, LLC, Term Loan
600,915	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b,d,e]	582,029
1,386,728	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b,d,e]	1,343,143

	Total	21,328,464

Technology (0.8%)
	First Data Corporation, Term Loan
2,805,000	4.504%, (LIBOR 1M + 2.000%), 4/26/2024[b]	2,673,165
	Micron Technology, Inc., Term Loan
704,580	4.280%, (LIBOR 1M + 1.750%), 4/26/2022[b]	690,489
	Rackspace Hosting, Inc., Term Loan
2,307,892	5.582%, (LIBOR 3M + 3.000%), 11/3/2023[b]	2,030,945
	SS&C Technologies Holdings Europe SARL, Term Loan
398,691	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	375,340
	SS&C Technologies, Inc., Term Loan
1,051,086	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	989,523

	Total	6,759,462

Transportation (0.1%)
	WideOpenWest Finance, LLC, Term Loan
1,010,213	5.720%, (LIBOR 1M + 3.250%), 8/19/2023[b]	933,184

	Total	933,184

Utilities (0.6%)
	Arctic LNG Carriers, Ltd., Term Loan
2,152,225	7.022%, (LIBOR 1M + 4.500%), 5/18/2023[b,c]	2,076,897
	Core and Main, LP, Term Loan
846,450	5.721%, (LIBOR 3M + 3.000%), 8/1/2024[b]	816,122
	EnergySolutions, LLC, Term Loan
626,850	6.553%, (LIBOR 3M + 3.750%), 5/11/2025[b]	576,702
	GIP III Stetson I, LP, Term Loan
410,000	6.695%, (LIBOR 3M + 4.250%), 7/18/2025[b]	394,112

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (13.1%)[a]	Value
Utilities (0.6%) - continued
	Talen Energy Supply, LLC, Term Loan
$ 697,219	6.522%, (LIBOR 1M + 4.000%), 7/6/2023[b]	$686,468
	TerraForm Power Operating, LLC, Term Loan
575,639	4.522%, (LIBOR 1M + 2.000%), 11/8/2022[b]	555,014

	Total	5,105,315

	Total Bank Loans (cost $123,299,573)	116,603,883

Principal Amount	Long-Term Fixed Income (48.2%)
Asset-Backed Securities (7.1%)
	Apidos CLO XXIV
2,070,000	3.919%, (LIBOR 3M + 1.450%), 10/20/2030, Ser. 2016-24A, Class A1BRb,f	2,042,550
	Babson CLO, Ltd.
1,900,000	5.369%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class Db,f	1,794,820
	Business Jet Securities, LLC
2,260,260	4.447%, 6/15/2033, Ser. 2018-2, Class Af	2,284,377
	Cent CLO, LP
2,575,000	4.790%, (LIBOR 3M + 2.300%), 10/25/2028, Ser. 2018-27A, Class Bb,f	2,541,332
	Foundation Finance Trust
1,031,952	3.300%, 7/15/2033, Ser. 2017-1A, Class Af	1,024,838
	GSAA Home Equity Trust
1,170,307	2.776%, (LIBOR 1M + 0.270%), 7/25/2037, Ser. 2007-7, Class A4[b]	1,111,865
	Harley Marine Financing, LLC
1,965,000	5.682%, 5/15/2043, Ser. 2018-1A, Class A2[f]	1,357,167
	J.P. Morgan Mortgage Acquisition Trust
1,617,243	4.260%, 3/25/2047, Ser. 2007-HE1, Class AF4[g]	1,204,241
	Lehman XS Trust
1,299,791	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bg	1,185,776
	Lendmark Funding Trust
2,050,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Af	2,022,665
	Madison Park Funding XIV, Ltd.
1,950,000	3.869%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,f	1,917,361
	Myers Park CLO, Ltd.
1,875,000	3.738%, (LIBOR 3M + 1.400%), 10/20/2030, Ser. 2018-1A, Class A2[b,f]	1,844,728
	Neuberger Berman CLO XIV, Ltd.
1,500,000	6.159%, (LIBOR 3M + 3.650%), 1/28/2030, Ser. 2013-14A, Class DRb,f	1,453,738
	Neuberger Berman CLO, Ltd.
1,000,000	6.119%, (LIBOR 3M + 3.650%), 4/22/2029, Ser. 2014-17A, Class DRb,f	968,776
	Oak Hill Advisors Residential Loan Trust
1,362,218	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1[f,g]	1,334,686
	Octagon Investment Partners XX, Ltd.
1,350,000	6.168%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DRb,f	1,341,696
	OHA Credit Funding 1, Ltd.
1,600,000	4.089%, (LIBOR 3M + 1.450%), 10/20/2030, Ser. 2018-1A, Class A2[b,f]	1,579,779
	OZLM Funding II, Ltd.
3,200,000	4.020%, (LIBOR 3M + 1.500%), 7/15/2031, Ser. 2012-2A, Class A1BRb,f	3,169,248
	OZLM IX, Ltd.
2,750,000	4.019%, (LIBOR 3M + 1.550%), 10/20/2031, Ser. 2014-9A, Class A1BRb,f	2,741,725
	Palmer Square Loan Funding, Ltd.
1,300,000	4.370%, (LIBOR 3M + 1.900%), 1/20/2027, Ser. 2018-5A, Class Bb,f	1,276,710
	Park Avenue Institutional Advisers CLO, Ltd.
3,200,000	3.992%, (LIBOR 3M + 1.500%), 10/20/2031, Ser. 2018-1A, Class A1Bb,f	3,149,322
	Preston Ridge Partners Mortgage Trust, LLC
403,611	4.250%, 1/25/2022, Ser. 2017-1A, Class A1[f,g]	402,827
698,033	3.470%, 9/25/2022, Ser. 2017-2A, Class A1[f,g]	691,870
1,756,063	3.750%, 4/25/2023, Ser. 2018-1A, Class A1[b,f]	1,745,568
	Pretium Mortgage Credit Partners, LLC
1,581,862	4.826%, 9/25/2058, Ser. 2018-NPL4, Class A1[f,g]	1,584,716
1,886,382	3.700%, 3/27/2033, Ser. 2018-NPL2, Class A1[f,g]	1,860,919
	Renaissance Home Equity Loan Trust
715,653	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[g]	486,906
1,487,840	5.797%, 8/25/2036, Ser. 2006-2, Class AF3[g]	861,921
	Sound Point CLO X, Ltd.
1,575,000	5.169%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DRb,f	1,477,763
	Sound Point CLO XXI, Ltd.
3,200,000	3.864%, (LIBOR 3M + 1.450%), 10/26/2031, Ser. 2018-3A, Class A1Bb,f	3,147,837
	Spirit Master Funding, LLC
2,582,290	4.360%, 12/20/2047, Ser. 2017-1A, Class Af	2,611,868

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.2%)	Value
Asset-Backed Securities (7.1%) - continued
	THL Credit Wind River CLO, Ltd.
$1,575,000	5.286%, (LIBOR 3M + 2.850%), 7/15/2028, Ser. 2016-1A, Class DRb	$1,479,446
5,000,000	3.848%, (LIBOR 3M + 1.450%), 10/22/2031, Ser. 2014-3A, Class A2R2[b,f]	4,919,260
	Vericrest Opportunity Loan Transferee
1,850,000	4.704%, 8/25/2048, Ser. 2018-NPL5, Class A1Bf,g	1,853,471
	Vericrest Opportunity Loan Trust
756,478	3.250%, 6/25/2047, Ser. 2017-NPL7, Class A1[f,g]	752,808
	Vericrest Opportunity Loan Trust LXV, LLC
1,677,802	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[f,g]	1,661,290

	Total	62,885,870

Basic Materials (1.3%)
	Alcoa Nederland Holding BV
925,000	6.750%, 9/30/2024[f]	938,875
	Anglo American Capital plc
284,000	4.125%, 9/27/2022[f]	279,885
1,200,000	4.750%, 4/10/2027[f]	1,149,879
	ArcelorMittal SA
421,000	6.125%, 6/1/2025[h]	440,811
	BWAY Holding Company
960,000	5.500%, 4/15/2024[f]	902,400
	CF Industries, Inc.
1,070,000	3.450%, 6/1/2023[h]	995,100
	E.I. du Pont de Nemours and Company
284,000	2.200%, 5/1/2020	281,966
	First Quantum Minerals, Ltd.
770,000	7.000%, 2/15/2021[f]	739,200
	FMG Resources Property, Ltd.
1,020,000	5.125%, 5/15/2024[f]	938,400
	Kinross Gold Corporation
142,000	5.125%, 9/1/2021	141,645
	LyondellBasell Industries NV
110,000	5.000%, 4/15/2019	110,120
	Packaging Corporation of America
211,000	2.450%, 12/15/2020	207,129
	Peabody Securities Finance Corporation
945,000	6.375%, 3/31/2025[f]	878,850
	Platform Specialty Products Corporation
660,000	5.875%, 12/1/2025[f]	617,100
	Sherwin-Williams Company
283,000	2.250%, 5/15/2020	278,627
	Syngenta Finance NV
200,000	3.933%, 4/23/2021[f]	197,260
	Trinseo Materials Operating SCA
1,010,000	5.375%, 9/1/2025[f]	882,740
	United States Steel Corporation
1,200,000	6.250%, 3/15/2026	1,050,000
	Vale Overseas, Ltd.
91,000	4.375%, 1/11/2022	92,592
	Xstrata Finance Canada, Ltd.
213,000	4.950%, 11/15/2021[f]	217,550

	Total	11,340,129

Capital Goods (2.0%)
	AECOM
1,410,000	5.875%, 10/15/2024	1,388,850
	Ashtead Capital, Inc.
825,000	4.125%, 8/15/2025[f]	754,875
	Bombardier, Inc.
900,000	7.500%, 3/15/2025[f]	848,250
	Building Materials Corporation of America
1,100,000	6.000%, 10/15/2025[f]	1,055,010
	Caterpillar Financial Services Corporation
211,000	1.850%, 9/4/2020	206,823
	Cemex SAB de CV
1,290,000	5.700%, 1/11/2025[f]	1,236,800
	Cintas Corporation No. 2
213,000	2.900%, 4/1/2022	209,507
	CNH Industrial Capital, LLC
215,000	4.875%, 4/1/2021	218,461
	Covanta Holding Corporation
1,000,000	6.000%, 1/1/2027	895,000
	Crown Americas Capital Corporation IV
1,080,000	4.500%, 1/15/2023	1,054,350
	Crown Cork & Seal Company, Inc.
610,000	7.375%, 12/15/2026	649,650
	Flex Acquisition Company, Inc.
1,125,000	7.875%, 7/15/2026[f]	1,012,500
	General Electric Company
753,000	5.000%, 1/21/2021[b,i]	576,045
	H&E Equipment Services, Inc.
1,120,000	5.625%, 9/1/2025	1,027,600
	L3 Technologies, Inc.
385,000	4.950%, 2/15/2021	393,961
	Lockheed Martin Corporation
90,000	2.500%, 11/23/2020	88,996
	Owens-Brockway Glass Container, Inc.
1,385,000	5.000%, 1/15/2022[f]	1,371,150
	Reynolds Group Issuer, Inc.
1,285,000	5.125%, 7/15/2023[f]	1,223,962
	Rockwell Collins, Inc.
142,000	2.800%, 3/15/2022	138,016
	Roper Technologies, Inc.
360,000	2.800%, 12/15/2021	352,668
	Standard Industries, Inc.
285,000	5.500%, 2/15/2023[f]	279,300
	Textron Financial Corporation
1,710,000	4.351%, (LIBOR 3M + 1.735%), 2/15/2042[b,f]	1,231,200
	Textron, Inc.
213,000	7.250%, 10/1/2019	219,487
	United Rentals North America, Inc.
1,240,000	5.500%, 7/15/2025	1,168,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.2%)	Value
Capital Goods (2.0%) - continued
	United Technologies Corporation
$300,000	3.950%, 8/16/2025	$297,811

	Total	17,898,972

Collateralized Mortgage Obligations (9.4%)
	Alternative Loan Trust
924,565	6.000%, 8/1/2036, Ser. 2006-24CB, Class A9	773,380
	Antler Mortgage Trust
3,000,000	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1[f]	2,994,549
	Banc of America Alternative Loan Trust
412,540	3.006%, (LIBOR 1M + 0.500%), 4/25/2035, Ser. 2005-3, Class 1CB1[b]	364,790
1,263,006	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	1,179,822
743,546	3.306%, (LIBOR 1M + 0.800%), 5/25/2046, Ser. 2006-4, Class 3CB1[b]	567,131
	Banc of America Funding
2,053,562	2.630%, (LIBOR 1M + 0.160%), 2/20/2047, Ser. 2007-A, Class 2A1[b]	1,944,147
	Bear Stearns Adjustable Rate Mortgage Trust
368,041	4.730%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[b]	370,820
	Bellemeade Re 2018-1, Ltd.
1,600,000	4.106%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,f	1,599,998
	Cascade Funding Mortgage Trust
1,750,326	4.580%, 6/25/2048, Ser. 2018-RM1, Class A1[c,f]	1,747,718
1,970,611	4.000%, 10/25/2068, Ser. 2018-RM2, Class Ab,c,f	1,970,256
	CHL Mortgage Pass-Through Trust
1,536,991	3.847%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	1,409,373
824,224	4.241%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	792,223
2,050,904	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	1,721,859
	CIM Trust
1,496,046	5.000%, 12/25/2057, Ser. 2018-R3, Class A1[b,f]	1,561,402
	Citicorp Mortgage Securities Trust
301,726	6.000%, 5/25/2037, Ser. 2007-4, Class 1A5	284,140
	Citigroup Mortgage Loan Trust, Inc.
301,080	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	297,337
	COLT Mortgage Loan Trust
296,391	2.750%, 9/25/2046, Ser. 2016-2, Class A1[b,f]	294,955
	Countrywide Alternative Loan Trust
272,875	2.906%, (LIBOR 1M + 0.400%), 2/25/2035, Ser. 2005-J1, Class 5A1[b]	259,922
480,908	3.864%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	416,503
349,278	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	316,385
207,724	6.000%, 4/25/2036, Ser. 2006-4CB, Class 1A1	168,203
748,397	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	462,461
155,563	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	145,704
1,304,041	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	1,072,598
	Countrywide Home Loan Mortgage Pass Through Trust
1,042,847	4.078%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	917,303
	Credit Suisse First Boston Mortgage Securities Corporation
255,423	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	248,764
	CSMC Mortgage-Backed Trust
715,498	5.500%, 3/25/2037, Ser. 2007-2, Class 3A4	591,409
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
1,532,923	5.250%, 6/25/2035, Ser. 2005-3, Class 4A6	1,547,143
784,225	3.457%, 8/25/2035, Ser. 2005-AR1, Class 2A3[b]	636,579
314,965	2.706%, (LIBOR 1M + 0.200%), 11/25/2035, Ser. 2005-5, Class 2A1[b]	193,779
499,928	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	519,714
	Federal Home Loan Mortgage Corporation
3,571,930	2.500%, 12/15/2022, Ser. 4155, Class AIj	133,134
1,498,854	2.500%, 5/15/2027, Ser. 4106, Class HIj	91,233
1,963,581	2.500%, 2/15/2028, Ser. 4162, Class AIj	147,565
5,975,414	2.500%, 3/15/2028, Ser. 4177, Class EIj	454,983
2,924,062	3.000%, 4/15/2028, Ser. 4193, Class AIj	237,486
2,851,658	3.000%, 2/15/2033, Ser. 4170, Class IGj	314,352
	Federal Home Loan Mortgage Corporation - REMIC
5,735,387	3.000%, 7/15/2027, Ser. 4074, Class IOj	467,907
	Federal National Mortgage Association
2,695,651	2.500%, 2/25/2028, Ser. 2013-46, Class CIj	174,959
1,839,231	3.000%, 4/25/2028, Ser. 2013-30, Class DIj	173,743
2,492,118	3.500%, 1/25/2033, Ser. 2012-150, Class YIj	312,330
	Federal National Mortgage Association - REMIC
10,740,005	3.000%, 8/25/2027, Ser. 2012-95, Class HIj	814,106

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.2%)	Value
Collateralized Mortgage Obligations (9.4%) - continued
$3,464,005	2.500%, 1/25/2028, Ser. 2012-152, Class AIj	$251,676
9,342,053	3.000%, 1/25/2028, Ser. 2012-147, Class EIj	764,975
	First Horizon Alternative Mortgage Securities Trust
566,977	4.010%, 3/25/2035, Ser. 2005-AA2, Class 1A1[b]	532,302
599,685	4.250%, 7/25/2035, Ser. 2005-AA5, Class 2A1[b]	582,901
781,081	6.000%, (LIBOR 1M + 1.000%), 8/25/2036, Ser. 2006-FA4, Class 1A4[b]	614,656
	First Horizon Mortgage Pass-Through Trust
809,300	4.509%, 8/25/2037, Ser. 2007-AR2, Class 1A2[b]	656,994
	GMAC Mortgage Corporation Loan Trust
1,040,327	3.801%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	988,010
	Government National Mortgage Association
1,998,346	4.000%, 1/16/2027, Ser. 2012-3, Class IOj	171,479
	Greenpoint Mortgage Funding Trust
700,993	2.706%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	618,660
	Impac Secured Assets Trust
1,793,917	2.746%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	1,492,880
	IndyMac IMJA Mortgage Loan Trust
1,041,968	6.250%, 11/25/2037, Ser. 2007-A3, Class A1	783,572
	IndyMac INDX Mortgage Loan Trust
2,298,548	3.755%, 10/25/2035, Ser. 2005-AR19, Class A1[b]	2,044,492
1,685,861	2.716%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bb	1,521,470
	J.P. Morgan Alternative Loan Trust
1,442,091	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	1,226,958
	J.P. Morgan Mortgage Trust
177,488	6.500%, 1/25/2035, Ser. 2005-S1, Class 1A2	191,435
837,907	4.140%, 2/25/2036, Ser. 2006-A1, Class 2A2[b]	754,940
472,583	4.196%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	407,373
778,388	2.886%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	398,860
513,018	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	284,026
	Lehman Mortgage Trust
486,639	3.256%, (LIBOR 1M + 0.750%), 12/25/2035, Ser. 2005-2, Class 3A1[b]	372,905
	Master Asset Securitization Trust
1,322,591	3.006%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	602,010
	MASTR Alternative Loans Trust
205,644	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	206,940
587,324	2.956%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	268,140
	Merrill Lynch Alternative Note Asset Trust
503,236	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A6	372,593
751,622	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	576,210
	Merrill Lynch Mortgage Investors Trust
1,203,336	3.977%, 6/25/2035, Ser. 2005-A5, Class M1[b]	1,197,146
	MortgageIT Trust
1,697,500	2.706%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	1,505,571
	Oaktown Re II, Ltd.
2,500,000	4.056%, (LIBOR 1M + 1.550%), 7/25/2028, Ser. 2018-1A, Class M1[b,f]	2,503,029
	Radnor RE, Ltd.
1,750,000	3.906%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1[b,f]	1,746,273
2,300,000	5.206%, (LIBOR 1M + 2.700%), 3/25/2028, Ser. 2018-1, Class M2[b,f]	2,297,568
	RCO Mortgage, LLC
1,695,056	3.197%, 11/25/2052, Ser. 2017-INV1, Class Ab,f	1,664,112
	Residential Accredit Loans, Inc. Trust
633,535	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	608,534
943,371	6.000%, 4/25/2036, Ser. 2006-QS4, Class A2	862,173
1,471,275	3.056%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	1,145,297
675,862	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	619,687
1,326,819	5.750%, 4/25/2037, Ser. 2007-QS6, Class A28	1,202,633
1,338,822	6.250%, 4/25/2037, Ser. 2007-QS6, Class A6	1,246,442
318,632	6.000%, 6/25/2037, Ser. 2007-QS8, Class A10	284,025
	Residential Asset Securitization Trust
1,154,042	6.203%, 8/25/2022, Ser. 2007-A8, Class 3A1[b]	977,964
827,246	3.280%, 1/25/2034, Ser. 2004-IP1, Class A1[b]	804,742
1,118,943	5.500%, 4/25/2035, Ser. 2005-A1, Class A3	1,140,036

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.2%)	Value
Collateralized Mortgage Obligations (9.4%) - continued
	Residential Funding Mortgage Security I Trust
$ 914,937	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	$846,495
	Sequoia Mortgage Trust
1,324,264	3.931%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	1,075,549
	Starwood Mortgage Residential Trust
2,277,925	4.121%, 10/25/2048, Ser. 2018-IMC2, Class A1[b,f]	2,296,174
	Structured Adjustable Rate Mortgage Loan Trust
533,908	4.198%, 7/25/2035, Ser. 2005-15, Class 4A1[b]	489,558
347,204	4.267%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	274,680
	Structured Asset Mortgage Investments, Inc.
1,113,277	2.816%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	1,068,230
	Toorak Mortgage Corporation 2018- 1, Ltd.
2,000,000	4.336%, 8/25/2021, Ser. 2018-1, Class A1[f,g]	2,003,026
	WaMu Mortgage Pass Through Certificates
1,239,476	3.030%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	1,127,926
91,819	3.877%, 8/25/2046, Ser. 2006-AR8, Class 1A1[b]	86,214
1,298,649	3.117%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	1,167,418
1,343,407	3.037%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	1,250,595
952,899	2.897%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	892,672
1,145,216	2.268%, (COF 11 + 1.250%), 3/25/2047, Ser. 2007-OA2, Class 2Ab	1,077,419
	Washington Mutual Mortgage Pass Through Certificates
743,692	6.000%, 11/25/2035, Ser. 2005-10, Class 2A9	669,758
1,376,647	7.000%, 4/25/2037, Ser. 2007-2, Class 1A1	821,358
841,833	3.077%, (12 MTA + 0.920%), 9/25/2046, Ser. 2006-AR11, Class 3A1Ab	779,208
	Wells Fargo Mortgage Backed Securities Trust
110,454	3.206%, (LIBOR 1M + 0.700%), 5/25/2037, Ser. 2007-6, Class A2[b]	101,647
269,558	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	264,621

	Total	83,476,402

Communications Services (2.8%)
	AMC Networks, Inc.
1,525,000	5.000%, 4/1/2024	1,444,937
	American Tower Corporation
95,000	2.800%, 6/1/2020	94,256
152,000	3.450%, 9/15/2021	151,965
	AT&T, Inc.
142,000	5.200%, 3/15/2020	145,054
	British Sky Broadcasting Group plc
140,000	3.125%, 11/26/2022[f]	138,123
	CenturyLink, Inc.
600,000	6.450%, 6/15/2021	598,500
	Charter Communications Operating, LLC
418,000	3.579%, 7/23/2020	417,481
155,000	4.500%, 2/1/2024	154,754
156,000	4.908%, 7/23/2025	155,049
	Clear Channel Worldwide Holdings, Inc.
1,445,000	6.500%, 11/15/2022	1,445,000
	Comcast Corporation
284,000	1.625%, 1/15/2022	271,785
152,000	3.700%, 4/15/2024	152,917
152,000	3.950%, 10/15/2025	153,869
	Crown Castle International Corporation
175,000	3.400%, 2/15/2021	174,933
141,000	3.150%, 7/15/2023	135,533
	CSC Holdings, LLC
1,025,000	5.500%, 5/15/2026[f]	966,063
110,000	5.500%, 4/15/2027[f]	102,300
	Digicel, Ltd.
1,400,000	6.000%, 4/15/2021[f,h]	1,256,500
	Discovery Communications, LLC
141,000	2.200%, 9/20/2019	139,527
282,000	2.950%, 3/20/2023	270,043
	DISH Network Corporation, Convertible
1,304,000	3.375%, 8/15/2026	1,053,001
	GCI Liberty, Inc., Convertible
1,377,000	1.750%, 9/30/2046[f]	1,340,825
	Gray Escrow, Inc.
1,185,000	7.000%, 5/15/2027[f]	1,155,280
	IAC FinanceCo, Inc., Convertible
920,000	0.875%, 10/1/2022[f]	1,222,011
	Intelsat Jackson Holdings SA
615,000	8.500%, 10/15/2024[f]	596,550
	Level 3 Communications, Inc.
670,000	5.375%, 1/15/2024	638,175
	Level 3 Financing, Inc.
430,000	5.375%, 5/1/2025	403,125
535,000	5.250%, 3/15/2026	489,525
	Liberty Media Corporation, Convertible
1,040,000	1.000%, 1/30/2023	1,071,117
	Meredith Corporation
1,055,000	6.875%, 2/1/2026[f]	1,031,263
	Moody’s Corporation
142,000	2.750%, 12/15/2021	139,252
	Neptune Finco Corporation
541,000	10.875%, 10/15/2025[f]	607,500
	Netflix, Inc.
1,120,000	4.875%, 4/15/2028	1,022,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.2%)	Value
Communications Services (2.8%) - continued
	Nexstar Escrow Corporation
$675,000	5.625%, 8/1/2024[f]	$631,125
	Orange SA
245,000	1.625%, 11/3/2019	241,938
	Sprint Corporation
1,230,000	7.625%, 2/15/2025	1,230,000
	Twitter, Inc., Convertible
579,000	0.250%, 6/15/2024[f]	504,612
	Verizon Communications, Inc.
117,000	2.946%, 3/15/2022	115,527
265,000	3.125%, 3/16/2022	263,222
281,000	3.716%, (LIBOR 3M + 1.100%), 5/15/2025[b]	272,466
	Viacom, Inc.
210,000	4.250%, 9/1/2023	209,167
315,000	5.875%, 2/28/2057[b]	286,184
	Windstream Services, LLC
800,000	8.625%, 10/31/2025[f]	712,000
	World Wrestling Entertainment, Inc., Convertible
494,000	3.375%, 12/15/2023[f,h]	1,503,539

	Total	25,107,993

Consumer Cyclical (2.7%)
	Allison Transmission, Inc.
1,520,000	5.000%, 10/1/2024[f]	1,459,200
	American Honda Finance Corporation
214,000	2.000%, 2/14/2020	211,480
	BMW U.S. Capital, LLC
185,000	1.500%, 4/11/2019[f]	184,288
	Brookfield Residential Properties, Inc.
990,000	6.125%, 7/1/2022[f]	935,550
	Caesars Entertainment Corporation, Convertible
205,000	5.000%, 10/1/2024	254,460
	D.R. Horton, Inc.
210,000	2.550%, 12/1/2020	204,905
	Daimler Finance North America, LLC
180,000	3.132%, (LIBOR 3M + 0.550%), 5/4/2021[b,f]	178,397
	Delphi Jersey Holdings plc
1,200,000	5.000%, 10/1/2025[f]	1,010,088
	Ford Motor Credit Company, LLC
284,000	2.262%, 3/28/2019	283,185
290,000	1.897%, 8/12/2019	287,151
155,000	2.597%, 11/4/2019	153,291
213,000	3.336%, 3/18/2021	206,669
	General Motors Financial Company, Inc.
213,000	2.650%, 4/13/2020	209,679
142,000	3.258%, (LIBOR 3M + 0.850%), 4/9/2021[b]	138,768
213,000	4.375%, 9/25/2021	213,863
154,000	4.200%, 11/6/2021	153,921
141,000	3.150%, 6/30/2022	134,407
	Home Depot, Inc.
140,000	2.000%, 4/1/2021	137,229
95,000	2.625%, 6/1/2022	93,999
	Hyundai Capital America
142,000	2.550%, 4/3/2020[f]	140,186
141,000	2.750%, 9/18/2020[f]	138,807
	Jaguar Land Rover Automotive plc
710,000	5.625%, 2/1/2023[f,h]	658,525
	L Brands, Inc.
860,000	5.625%, 2/15/2022	856,775
	Landry’s, Inc.
925,000	6.750%, 10/15/2024[f]	871,812
	Lennar Corporation
211,000	2.950%, 11/29/2020	204,438
86,000	4.125%, 1/15/2022	82,560
77,000	4.875%, 12/15/2023	73,920
1,475,000	4.500%, 4/30/2024	1,393,875
	Live Nation Entertainment, Inc.
250,000	5.375%, 6/15/2022[f]	248,125
640,000	4.875%, 11/1/2024[f]	608,000
580,000	5.625%, 3/15/2026[f]	566,950
	Macy’s Retail Holdings, Inc.
57,000	3.875%, 1/15/2022	56,404
89,000	2.875%, 2/15/2023[h]	82,402
	McDonald’s Corporation
284,000	2.625%, 1/15/2022	277,708
	MGM Resorts International
1,030,000	6.000%, 3/15/2023	1,035,150
1,285,000	5.750%, 6/15/2025	1,240,025
	Navistar International Corporation
1,055,000	6.625%, 11/1/2025[f]	1,018,075
	New Red Finance, Inc.
1,000,000	4.250%, 5/15/2024[f]	920,810
	Nissan Motor Acceptance Corporation
213,000	2.000%, 3/8/2019[f]	212,418
	Prime Security Services Borrower, LLC
1,054,000	9.250%, 5/15/2023[f]	1,086,938
	Ralph Lauren Corporation
95,000	2.625%, 8/18/2020	93,962
	Royal Caribbean Cruises, Ltd.
1,241,613	5.250%, 11/15/2022	1,304,118
	Six Flags Entertainment Corporation
970,000	4.875%, 7/31/2024[f]	914,225
	Starbucks Corporation
135,000	2.100%, 2/4/2021	131,678
	Stars Group Holdings BV
1,000,000	7.000%, 7/15/2026[f]	972,500
	Visa, Inc.
90,000	2.200%, 12/14/2020	89,004
	Volkswagen Group of America Finance, LLC
250,000	4.250%, 11/13/2023[f]	247,935
	Wabash National Corporation
1,165,000	5.500%, 10/1/2025[f]	997,531
	Yum! Brands, Inc.
1,545,000	5.000%, 6/1/2024[f]	1,490,925

	Total	24,466,311

Consumer Non-Cyclical (2.4%)
	Abbott Laboratories
284,000	2.550%, 3/15/2022	276,662
149,000	3.400%, 11/30/2023	148,536
	AbbVie, Inc.
284,000	2.500%, 5/14/2020	281,264

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.2%)	Value
Consumer Non-Cyclical (2.4%) - continued
$142,000	2.900%, 11/6/2022	$138,163
	Albertsons Companies, LLC
1,245,000	6.625%, 6/15/2024	1,154,737
	Amgen, Inc.
283,000	3.875%, 11/15/2021	286,731
284,000	2.650%, 5/11/2022	277,478
	Anheuser-Busch InBev Finance, Inc.
235,000	2.650%, 2/1/2021	230,983
145,000	3.819%, (LIBOR 3M + 1.260%), 2/1/2021[b]	145,794
142,000	3.300%, 2/1/2023	138,260
	Anheuser-Busch InBev Worldwide, Inc.
288,000	3.500%, 1/12/2024	281,374
	BAT Capital Corporation
143,000	2.297%, 8/14/2020	139,592
144,000	2.764%, 8/15/2022	136,019
	Bayer U.S. Finance II, LLC
290,000	3.500%, 6/25/2021[f]	287,936
	Bayer U.S. Finance, LLC
300,000	2.375%, 10/8/2019[f]	297,606
	Becton, Dickinson and Company
284,000	3.125%, 11/8/2021	280,084
	Boston Scientific Corporation
50,000	6.000%, 1/15/2020	51,258
	Bunge, Ltd. Finance Corporation
90,000	3.500%, 11/24/2020	89,765
	Cardinal Health, Inc.
143,000	1.948%, 6/14/2019	142,264
	Cigna Corporation
310,000	4.125%, 11/15/2025[f]	309,707
	Conagra Brands, Inc.
155,000	3.800%, 10/22/2021	155,048
155,000	4.300%, 5/1/2024	154,054
	CVS Health Corporation
282,000	3.350%, 3/9/2021	281,058
142,000	2.750%, 12/1/2022	136,654
423,000	3.700%, 3/9/2023	418,448
	Energizer Gamma Acquisition, Inc.
1,265,000	6.375%, 7/15/2026[f,h]	1,160,637
	Express Scripts Holding Company
142,000	4.750%, 11/15/2021	146,059
	Forest Laboratories, LLC
70,000	4.875%, 2/15/2021[f]	71,697
	HCA, Inc.
505,000	5.250%, 6/15/2026	501,212
925,000	4.500%, 2/15/2027	874,125
	J.M. Smucker Company
141,000	2.200%, 12/6/2019	139,761
	JBS USA, LLC
610,000	5.875%, 7/15/2024[f]	597,800
1,240,000	5.750%, 6/15/2025[f]	1,184,200
	Kellogg Company
278,000	3.125%, 5/17/2022	274,744
	Kraft Heinz Foods Company
280,000	5.375%, 2/10/2020	286,365
142,000	4.000%, 6/15/2023	141,619
	Kroger Company
144,000	2.800%, 8/1/2022	140,331
	Maple Escrow Subsidiary, Inc.
284,000	3.551%, 5/25/2021[f]	283,559
	Mead Johnson Nutrition Company
90,000	3.000%, 11/15/2020	89,719
	Medtronic Global Holdings SCA
284,000	1.700%, 3/28/2019	283,270
	Molson Coors Brewing Company
255,000	1.450%, 7/15/2019	252,396
	Mondelez International Holdings Netherlands BV
212,000	2.000%, 10/28/2021[f]	203,115
	Mylan NV
142,000	3.150%, 6/15/2021	139,055
	Mylan, Inc.
141,000	3.125%, 1/15/2023[f]	132,213
	PepsiCo, Inc.
285,000	2.938%, (LIBOR 3M + 0.530%), 10/6/2021[b]	285,651
	Pernod Ricard SA
250,000	5.750%, 4/7/2021[f]	262,013
	Perrigo Finance Unlimited Company
328,000	4.375%, 3/15/2026	297,812
	Pilgrim’s Pride Corporation
1,040,000	5.750%, 3/15/2025[f]	975,000
	Reynolds American, Inc.
52,000	3.250%, 6/12/2020	51,673
	Shire Acquisitions Investments Ireland Designated Activity Company
275,000	1.900%, 9/23/2019	271,150
282,000	2.400%, 9/23/2021	272,678
	Simmons Foods, Inc.
1,040,000	5.750%, 11/1/2024[f]	738,400
	Smithfield Foods, Inc.
213,000	2.700%, 1/31/2020[f]	210,092
	Teleflex, Inc.
1,015,000	4.875%, 6/1/2026	969,325
	Tenet Healthcare Corporation
1,435,000	8.125%, 4/1/2022	1,438,587
	Teva Pharmaceutical Finance IV, LLC
72,000	2.250%, 3/18/2020	70,057
	Teva Pharmaceutical Finance Netherlands III BV
200,000	2.200%, 7/21/2021	183,835
	TreeHouse Foods, Inc.
850,000	4.875%, 3/15/2022	835,125
	Tyson Foods, Inc.
152,000	4.500%, 6/15/2022	155,244
	UnitedHealth Group, Inc.
95,000	3.350%, 7/15/2022	95,431
	VRX Escrow Corporation
1,140,000	6.125%, 4/15/2025[f]	994,650
	Zimmer Biomet Holdings, Inc.
214,000	3.554%, (LIBOR 3M + 0.750%), 3/19/2021[b]	211,996
	Zoetis, Inc.
211,000	3.450%, 11/13/2020	211,542

	Total	21,671,613

Energy (2.9%)
	Alliance Resource Operating Partners, LP
370,000	7.500%, 5/1/2025[f]	370,925

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.2%)	Value
Energy (2.9%) - continued
	Anadarko Petroleum Corporation
$99,000	8.700%, 3/15/2019	$100,019
63,000	4.850%, 3/15/2021	64,502
	Antero Resources Corporation
1,080,000	5.125%, 12/1/2022	1,015,200
	BP Capital Markets America, Inc.
570,000	2.520%, 9/19/2022	551,194
	BP Capital Markets plc
142,000	2.315%, 2/13/2020	140,770
	Canadian Natural Resources, Ltd.
143,000	2.950%, 1/15/2023	136,678
	Canadian Oil Sands, Ltd.
141,000	9.400%, 9/1/2021[f]	157,249
	Cheniere Corpus Christi Holdings, LLC
1,035,000	7.000%, 6/30/2024	1,091,925
	Cheniere Energy Partners, LP
1,455,000	5.625%, 10/1/2026[f]	1,360,425
	Chesapeake Energy Corporation
610,000	7.000%, 10/1/2024[h]	527,650
	Continental Resources, Inc.
113,000	5.000%, 9/15/2022	112,193
	Crestwood Midstream Partners, LP
850,000	6.250%, 4/1/2023	818,125
	Enbridge, Inc.
145,000	2.900%, 7/15/2022	140,319
325,000	6.250%, 3/1/2078[b]	292,379
	Encana Corporation
248,000	3.900%, 11/15/2021	248,199
	Energy Transfer Equity, LP
1,240,000	5.500%, 6/1/2027	1,209,000
	Energy Transfer Operating, LP
142,000	4.200%, 9/15/2023	139,938
	Energy Transfer Partners, LP
220,000	4.150%, 10/1/2020	221,291
	Enterprise Products Operating, LLC
475,000	5.250%, 8/16/2077[b]	395,801
	EOG Resources, Inc.
230,000	2.625%, 3/15/2023	220,948
	EQM Midstream Partners LP
229,000	4.750%, 7/15/2023	227,927
	EQT Corporation
104,000	8.125%, 6/1/2019	105,765
141,000	3.000%, 10/1/2022	133,693
	Exxon Mobil Corporation
185,000	1.708%, 3/1/2019	184,671
	Hess Corporation
142,000	3.500%, 7/15/2024	133,583
	Kinder Morgan Energy Partners, LP
141,000	9.000%, 2/1/2019	141,608
284,000	3.450%, 2/15/2023	277,203
	Marathon Oil Corporation
142,000	2.700%, 6/1/2020	139,881
	Marathon Petroleum Corporation
90,000	3.400%, 12/15/2020	89,954
140,000	5.125%, 3/1/2021	144,060
	MEG Energy Corporation
140,000	6.375%, 1/30/2023[f]	132,300
	MPLX, LP
213,000	4.500%, 7/15/2023	215,120
	Nabors Industries, Inc.
525,000	5.750%, 2/1/2025	397,611
	Nabors Industries, Inc., Convertible
360,000	0.750%, 1/15/2024	221,296
	ONEOK Partners, LP
132,000	3.800%, 3/15/2020	132,222
	Parsley Energy, LLC
445,000	5.625%, 10/15/2027[f]	404,394
	PBF Holding Company, LLC
780,000	7.250%, 6/15/2025	733,200
	Petroleos Mexicanos
142,000	6.375%, 2/4/2021	143,562
	Plains All American Pipeline, LP
320,000	5.000%, 2/1/2021	325,458
325,000	6.125%, 11/15/2022[b,i]	273,000
	Regency Energy Partners, LP
1,080,000	5.000%, 10/1/2022	1,102,125
	Sabine Pass Liquefaction, LLC
142,000	6.250%, 3/15/2022	149,305
142,000	5.625%, 4/15/2023	149,600
1,290,000	5.625%, 3/1/2025	1,340,138
	Schlumberger Holdings Corporation
230,000	3.000%, 12/21/2020[f]	227,959
	Sinopec Group Overseas Development, Ltd.
290,000	1.750%, 9/29/2019[f]	286,952
	Southwestern Energy Company
1,045,000	7.500%, 4/1/2026	987,525
	SRC Energy, Inc.
1,270,000	6.250%, 12/1/2025	1,054,100
	Sunoco Logistics Partners Operations, LP
235,000	4.400%, 4/1/2021	237,601
	Sunoco, LP
375,000	5.500%, 2/15/2026	355,312
565,000	5.875%, 3/15/2028	528,490
	Tallgrass Energy Partners, LP
1,550,000	5.500%, 1/15/2028[f]	1,488,000
	Transocean Guardian, Ltd.
1,155,000	5.875%, 1/15/2024[f]	1,105,912
	W&T Offshore, Inc.
1,210,000	9.750%, 11/1/2023[f]	1,058,750
	Weatherford International, Ltd.
306,000	4.500%, 4/15/2022	179,010
	Western Gas Partners, LP
143,000	4.000%, 7/1/2022	141,769
	Whiting Petroleum Corporation, Convertible
730,000	1.250%, 4/1/2020	690,153
	Williams Partners, LP
280,000	4.500%, 11/15/2023	281,457
	WPX Energy, Inc.
755,000	5.750%, 6/1/2026	683,275

	Total	25,918,671

Financials (7.5%)
	ACE INA Holdings, Inc.
90,000	2.875%, 11/3/2022	89,233

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.2%)	Value
Financials (7.5%) - continued
	Aegon NV
$1,080,000	3.313%, (USISDA 10Y + 0.100%), 4/15/2019[b,i]	$702,000
	AIG Global Funding
288,000	2.150%, 7/2/2020[f]	283,685
	Air Lease Corporation
282,000	2.500%, 3/1/2021	274,902
	Aircastle, Ltd.
228,000	5.000%, 4/1/2023	228,883
	Ally Financial, Inc.
900,000	3.750%, 11/18/2019	896,625
500,000	4.125%, 3/30/2020	494,730
	American Express Company
142,000	3.375%, 5/17/2021	142,221
	American Express Credit Corporation
142,000	2.912%, (LIBOR 3M + 0.330%), 5/3/2019[b]	141,994
142,000	2.200%, 3/3/2020	140,463
245,000	3.828%, (LIBOR 3M + 1.050%), 9/14/2020[b]	246,642
	Ares Capital Corporation
282,000	3.875%, 1/15/2020	282,563
	Athene Global Funding
211,000	4.000%, 1/25/2022[f]	213,151
	Australia and New Zealand Banking Group, Ltd.
556,000	6.750%, 6/15/2026[b,f,h,i]	545,575
	Banco Bilbao Vizcaya Argentaria SA
200,000	6.125%, 11/16/2027[b,h,i]	167,500
	Banco Santander SA
800,000	6.375%, 5/19/2019[b,i]	764,229
200,000	3.545%, (LIBOR 3M + 1.120%), 4/12/2023[b]	196,117
	Bank of America Corporation
141,000	2.369%, 7/21/2021[b]	138,473
282,000	2.328%, 10/1/2021[b]	276,488
282,000	2.738%, 1/23/2022[b]	277,711
284,000	3.499%, 5/17/2022[b]	284,032
276,000	3.004%, 12/20/2023[b]	267,956
282,000	3.550%, 3/5/2024[b]	278,573
153,000	3.864%, 7/23/2024[b]	152,626
	Bank of Montreal
250,000	1.500%, 7/18/2019	248,125
214,000	2.100%, 6/15/2020	211,174
	Bank of New York Mellon Corporation
284,000	2.600%, 2/7/2022	278,572
	Bank of Nova Scotia
142,000	2.909%, (LIBOR 3M + 0.440%), 4/20/2021[b]	141,206
213,000	2.700%, 3/7/2022	208,343
	Barclays Bank plc
150,000	5.140%, 10/14/2020	151,596
	Barclays plc
300,000	4.610%, 2/15/2023[b]	297,455
947,000	7.750%, 9/15/2023[b,i]	910,938
250,000	4.338%, 5/16/2024[b]	243,047
	BB&T Corporation
282,000	2.150%, 2/1/2021	275,992
	BNP Paribas SA
590,000	7.625%, 3/30/2021[b,f,i]	601,062
	BNZ International Funding, Ltd.
250,000	3.758%, (LIBOR 3M + 0.980%), 9/14/2021[b,f]	251,212
	Capital One Financial Corporation
142,000	2.500%, 5/12/2020	140,142
421,000	3.050%, 3/9/2022	410,596
	Capital One NA
290,000	2.400%, 9/5/2019	288,243
	Cboe Global Markets, Inc.
214,000	1.950%, 6/28/2019	212,885
	Central Fidelity Capital Trust I
560,000	3.436%, (LIBOR 3M + 1.000%), 4/15/2027[b]	504,000
	CIT Group, Inc.
1,315,000	5.000%, 8/15/2022	1,296,919
	Citigroup, Inc.
225,000	2.050%, 6/7/2019	224,052
284,000	2.450%, 1/10/2020	281,689
284,000	2.650%, 10/26/2020	280,171
153,000	2.350%, 8/2/2021	148,628
142,000	2.750%, 4/25/2022	137,676
141,000	3.199%, (LIBOR 3M + 0.690%), 10/27/2022[b]	137,585
280,000	3.142%, 1/24/2023[b]	275,018
1,414,000	5.950%, 1/30/2023[b,i]	1,290,416
	Citizens Bank NA
250,000	2.200%, 5/26/2020	246,381
	CNA Financial Corporation
350,000	5.750%, 8/15/2021	369,354
	Commonwealth Bank of Australia
284,000	2.250%, 3/10/2020[f]	281,461
	Compass Bank
325,000	3.500%, 6/11/2021	324,082
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
282,000	3.950%, 11/9/2022	281,065
	Credit Agricole SA
142,000	3.375%, 1/10/2022[f]	139,670
531,000	8.125%, 12/23/2025[b,f,i]	545,603
	Credit Suisse Group AG
826,000	7.500%, 7/17/2023[b,f,i]	805,350
600,000	7.500%, 12/11/2023[b,f,i]	609,900
	Credit Suisse Group Funding Guernsey, Ltd.
426,000	3.800%, 9/15/2022	422,870
	Credit Suisse Group Funding, Ltd.
284,000	3.125%, 12/10/2020	281,165
	Deutsche Bank AG
141,000	2.700%, 7/13/2020	137,120
426,000	4.250%, 10/14/2021	416,505
	Deutsche Bank AG of New York
100,000	3.950%, 2/27/2023	94,410
	Digital Realty Trust, LP
212,000	2.750%, 2/1/2023	202,532
	Discover Bank
68,000	8.700%, 11/18/2019	70,923
280,000	3.100%, 6/4/2020	278,041
	Fidelity National Financial, Inc.
235,000	5.500%, 9/1/2022	248,571
	Fifth Third Bancorp
213,000	2.600%, 6/15/2022	207,185

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.2%)	Value
Financials (7.5%) - continued
	Five Corners Funding Trust
$350,000	4.419%, 11/15/2023[f]	$360,049
	GE Capital International Funding Company
310,000	3.373%, 11/15/2025	275,504
	Goldman Sachs Group, Inc.
282,000	5.375%, 5/10/2020[b,i]	272,488
213,000	2.600%, 12/27/2020	208,969
284,000	5.250%, 7/27/2021	294,807
220,000	3.786%, (LIBOR 3M + 1.170%), 11/15/2021[b]	219,488
284,000	3.000%, 4/26/2022	275,025
208,000	2.876%, 10/31/2022[b]	202,002
141,000	3.801%, (LIBOR 3M + 1.050%), 6/5/2023[b]	137,608
	GS Finance Corporation, Convertible
2,655,000	0.500%, 6/23/2025[c]	2,449,715
	Guardian Life Global Funding
250,000	2.000%, 4/26/2021[f]	243,617
	Hospitality Properties Trust
95,000	4.250%, 2/15/2021	95,276
	HSBC Holdings plc
426,000	3.400%, 3/8/2021	424,739
284,000	6.875%, 6/1/2021[b,i]	291,881
290,000	3.908%, (LIBOR 3M + 1.500%), 1/5/2022[b]	292,902
388,000	6.375%, 9/17/2024[b,i]	360,840
	Huntington Bancshares, Inc.
185,000	3.150%, 3/14/2021	184,170
	Icahn Enterprises, LP
415,000	6.750%, 2/1/2024	410,850
530,000	6.375%, 12/15/2025	510,125
	ILFC E-Capital Trust II
2,315,000	4.800%, (H15T30Y + 1.800%), 12/21/2065[b,f]	1,805,700
	ING Groep NV
300,000	4.100%, 10/2/2023	299,798
	International Lease Finance Corporation
284,000	4.625%, 4/15/2021	286,697
284,000	5.875%, 8/15/2022	297,463
	Iron Mountain, Inc.
825,000	4.875%, 9/15/2027[f]	719,813
	J.P. Morgan Chase & Company
211,000	3.418%, (LIBOR 3M + 0.680%), 6/1/2021[b]	209,717
290,000	2.295%, 8/15/2021	282,925
725,000	4.625%, 11/1/2022[b,i]	614,365
560,000	2.972%, 1/15/2023	545,957
213,000	2.776%, 4/25/2023[b]	206,525
289,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	288,927
310,000	4.023%, 12/5/2024[b]	312,620
	KeyBank NA
250,000	1.600%, 8/22/2019	247,779
	Liberty Mutual Group, Inc.
42,000	5.000%, 6/1/2021[f]	43,132
975,000	10.750%, 6/15/2058[b,f]	1,394,250
	Lincoln National Corporation
250,000	6.250%, 2/15/2020	258,007
300,000	4.998%, (LIBOR 3M + 2.358%), 5/17/2066[b]	244,710
	Lloyds Bank plc
1,000,000	12.000%, 12/16/2024[b,f,i]	1,169,351
	Lloyds Banking Group plc
285,000	3.000%, 1/11/2022	275,691
1,200,000	6.413%, 10/1/2035[b,f,i]	1,170,000
762,000	6.657%, 5/21/2037[b,f,i]	749,137
	Macquarie Bank, Ltd.
310,000	6.125%, 3/8/2027[b,f,i]	264,663
	MetLife Capital Trust IV
1,422,000	7.875%, 12/15/2037[f]	1,610,415
	MetLife, Inc.
125,000	9.250%, 4/8/2038[f]	157,500
	MGIC Investment Corporation, Convertible
738,000	9.000%, 4/1/2063*	927,031
	Mitsubishi UFJ Financial Group, Inc.
250,000	3.839%, (LIBOR 3M + 1.060%), 9/13/2021[b]	250,432
142,000	2.998%, 2/22/2022	140,005
282,000	3.455%, 3/2/2023	280,253
	Mizuho Financial Group, Inc.
250,000	3.919%, (LIBOR 3M + 1.140%), 9/13/2021[b]	250,953
	Morgan Stanley
290,000	2.800%, 6/16/2020	288,072
250,000	2.500%, 4/21/2021	244,971
282,000	5.500%, 7/28/2021	295,306
287,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[b]	286,059
141,000	2.750%, 5/19/2022	137,170
110,000	4.875%, 11/1/2022	113,348
282,000	3.125%, 1/23/2023	275,280
	MPT Operating Partnership, LP
850,000	5.500%, 5/1/2024	845,750
	National City Corporation
136,000	6.875%, 5/15/2019	137,867
	Nomura Holdings, Inc.
141,000	2.750%, 3/19/2019	140,879
	Park Aerospace Holdings, Ltd.
1,120,000	5.500%, 2/15/2024[f]	1,080,800
	PNC Bank NA
282,000	2.450%, 11/5/2020	278,489
	Quicken Loans, Inc.
1,480,000	5.750%, 5/1/2025[f]	1,383,800
	Realty Income Corporation
213,000	5.750%, 1/15/2021	221,608
	Regions Financial Corporation
115,000	3.200%, 2/8/2021	114,261
142,000	3.800%, 8/14/2023	142,245
	Reinsurance Group of America, Inc.
212,000	4.700%, 9/15/2023	221,205
	Royal Bank of Canada
284,000	2.125%, 3/2/2020	281,035
	Royal Bank of Scotland Group plc
870,000	7.500%, 8/10/2020[b,i]	861,300
412,000	8.625%, 8/15/2021[b,i]	426,420
1,145,000	5.125%, 5/28/2024	1,110,076
731,000	7.648%, 9/30/2031[b,i]	900,044
	Santander Holdings USA, Inc.
232,000	4.450%, 12/3/2021	236,009

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.2%)	Value
Financials (7.5%) - continued
	Santander UK Group Holdings plc
$290,000	2.875%, 8/5/2021	$279,750
	Simon Property Group, LP
345,000	2.500%, 9/1/2020	341,210
145,000	2.500%, 7/15/2021	142,703
	SITE Centers Corporation
67,000	4.625%, 7/15/2022	68,790
	Societe Generale SA
1,055,000	8.000%, 9/29/2025[b,f,i]	1,058,956
	Standard Chartered plc
290,000	3.770%, (LIBOR 3M + 1.130%), 8/19/2019[b,f]	291,255
	State Street Capital Trust IV
1,905,000	3.788%, (LIBOR 3M + 1.000%), 6/15/2047[b]	1,495,425
	State Street Corporation
95,000	3.540%, (LIBOR 3M + 0.900%), 8/18/2020[b]	95,433
	Sumitomo Mitsui Financial Group, Inc.
282,000	2.934%, 3/9/2021	279,022
285,000	4.447%, (LIBOR 3M + 1.680%), 3/9/2021[b]	290,487
141,000	2.784%, 7/12/2022	137,385
	Sumitomo Mitsui Trust Bank, Ltd.
250,000	2.050%, 3/6/2019[f]	249,566
	SunTrust Banks, Inc.
120,000	2.900%, 3/3/2021	118,958
	Synchrony Financial
141,000	3.000%, 8/15/2019	140,071
35,000	3.812%, (LIBOR 3M + 1.230%), 2/3/2020[b]	34,974
156,000	3.750%, 8/15/2021	151,812
150,000	4.250%, 8/15/2024	137,756
	Toronto-Dominion Bank
90,000	3.708%, (LIBOR 3M + 0.930%), 12/14/2020[b]	90,786
365,000	2.550%, 1/25/2021	361,279
	UBS Group Funding Jersey, Ltd.
282,000	3.000%, 4/15/2021[f]	279,809
	USB Realty Corporation
1,950,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,f,i]	1,686,750
	Ventas Realty, LP
142,000	3.100%, 1/15/2023	138,457
	Wachovia Capital Trust II
307,000	2.936%, (LIBOR 3M + 0.500%), 1/15/2027[b]	264,020
	Wand Merger Corporation
1,100,000	8.125%, 7/15/2023[f]	1,072,500
	Wells Fargo & Company
280,000	2.100%, 7/26/2021	271,247
144,000	2.625%, 7/22/2022	138,847
287,000	3.597%, (LIBOR 3M + 1.110%), 1/24/2023[b]	284,225
335,000	3.757%, (LIBOR 3M + 1.230%), 10/31/2023[b]	333,964
	Welltower, Inc.
213,000	4.950%, 1/15/2021	218,033
	Westpac Banking Corporation
375,000	3.490%, (LIBOR 3M + 0.850%), 8/19/2021[b]	376,212

	Total	66,560,849

Mortgage-Backed Securities (7.0%)
	Federal Home Loan Mortgage Corporation
4,943,871	3.500%, 8/15/2035, Ser. 345, Class C8[j]	761,078
	Federal Home Loan Mortgage Corporation - REMIC
4,859,531	3.000%, 5/15/2027, Ser. 4046, Class GIj	370,657
4,170,222	2.500%, 2/15/2028, Ser. 4161, Class UIj	288,987
3,128,144	3.000%, 4/15/2033, Ser. 4203, Class DIj	260,603
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
11,900,000	4.000%, 1/1/2049[e]	12,131,210
	Federal National Mortgage Association
6,535,327	3.000%, 11/25/2027, Ser. 2012-121, Class BIj	532,536
	Federal National Mortgage Association - REMIC
5,104,293	3.000%, 7/25/2027, Ser. 2012-74, Class AIj	400,211
8,230,385	3.000%, 7/25/2027, Ser. 2012-73, Class DIj	701,306
4,964,355	3.500%, 9/25/2027, Ser. 2012-98, Class YIj	474,696
6,841,383	3.000%, 12/25/2027, Ser. 2012-139, Class DIj	552,594
2,830,680	3.000%, 2/25/2028, Ser. 2013-2, Class GIj	237,105
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
8,525,000	4.000%, 1/1/2049[e]	8,693,011
30,575,000	4.500%, 1/1/2049[e]	31,675,420
4,700,000	5.000%, 1/1/2049[e]	4,924,597

	Total	62,004,011

Technology (1.6%)
	Alliance Data Systems Corporation
650,000	5.375%, 8/1/2022[f]	633,750
	Apple, Inc.
284,000	2.850%, 5/6/2021	284,182
284,000	2.965%, (LIBOR 3M + 0.350%), 5/11/2022[b]	283,102
282,000	2.400%, 1/13/2023	273,640
	Baidu, Inc.
143,000	3.000%, 6/30/2020	142,246
	Broadcom Corporation
288,000	2.650%, 1/15/2023	268,010
285,000	3.625%, 1/15/2024	269,620
	Citrix Systems, Inc., Convertible
492,000	0.500%, 4/15/2019	698,574

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.2%)	Value
Technology (1.6%) - continued
	CommScope Technologies Finance, LLC
$965,000	6.000%, 6/15/2025[f]	$878,150
	Cypress Semiconductor Corporation, Convertible
600,000	4.500%, 1/15/2022	708,671
	Diamond 1 Finance Corporation
284,000	5.450%, 6/15/2023[f]	288,993
	Electronics For Imaging, Inc., Convertible
202,000	2.250%, 11/15/2023[f]	195,889
	Equinix, Inc.
950,000	5.750%, 1/1/2025	957,125
	Fidelity National Information Services, Inc.
51,000	3.625%, 10/15/2020	51,223
375,000	2.250%, 8/15/2021	362,116
	Harland Clarke Holdings Corporation
990,000	8.375%, 8/15/2022[f]	902,137
	Hewlett Packard Enterprise Company
365,000	3.600%, 10/15/2020	365,880
	Inception Merger Sub, Inc.
945,000	8.625%, 11/15/2024[f,h]	737,100
	Intel Corporation
160,000	1.700%, 5/19/2021	155,482
95,000	3.100%, 7/29/2022	95,095
	Intel Corporation, Convertible
756,000	3.250%, 8/1/2039	1,726,988
	Marvell Technology Group, Ltd.
142,000	4.200%, 6/22/2023	141,580
	Microchip Technology, Inc., Convertible
244,000	1.625%, 2/15/2027	238,337
	Micron Technology, Inc., Convertible
600,000	3.000%, 11/15/2043	665,112
	Microsoft Corporation
284,000	2.400%, 2/6/2022	280,715
	NetApp, Inc.
211,000	2.000%, 9/27/2019	208,688
	NXP BV
755,000	3.875%, 9/1/2022[f]	724,800
	ON Semiconductor Corporation, Convertible
275,000	1.625%, 10/15/2023	295,130
	Oracle Corporation
95,000	2.500%, 5/15/2022	92,986
	Red Hat, Inc., Convertible
128,000	0.250%, 10/1/2019	304,008
	Seagate HDD Cayman
535,000	4.750%, 1/1/2025	474,675
	Texas Instruments, Inc.
95,000	1.750%, 5/1/2020	93,499
	Verint Systems, Inc., Convertible
182,000	1.500%, 6/1/2021	176,064
	Vishay Intertechnology, Inc., Convertible
700,000	2.250%, 6/15/2025[f]	619,217
	VMware, Inc.
141,000	2.300%, 8/21/2020	138,080

	Total	14,730,864

Transportation (0.4%)
	American Airlines Pass Through Trust
90,630	4.950%, 1/15/2023	91,994
	Delta Air Lines, Inc.
213,000	2.875%, 3/13/2020	211,558
17,643	4.950%, 11/23/2020	17,740
	J.B. Hunt Transport Services, Inc.
95,000	3.300%, 8/15/2022	94,223
	Ryder System, Inc.
305,000	3.500%, 6/1/2021	305,383
	Union Pacific Corporation
213,000	3.750%, 7/15/2025	215,116
	United Airlines Pass Through Trust
90,000	3.700%, 12/1/2022	87,957
	United Continental Holdings, Inc.
1,190,000	4.250%, 10/1/2022	1,148,350
	XPO Logistics, Inc.
638,000	6.500%, 6/15/2022[f]	632,418
390,000	6.125%, 9/1/2023[f]	375,375

	Total	3,180,114

Utilities (1.1%)
	Alabama Power Company
142,000	2.450%, 3/30/2022	138,244
	Ameren Corporation
90,000	2.700%, 11/15/2020	88,779
	Berkshire Hathaway Energy Company
395,000	2.400%, 2/1/2020	392,376
	Calpine Corporation
870,000	6.000%, 1/15/2022[f]	863,475
520,000	5.375%, 1/15/2023	487,500
	CenterPoint Energy, Inc.
142,000	2.500%, 9/1/2022	135,803
	Consolidated Edison, Inc.
142,000	2.000%, 3/15/2020	140,095
	Dominion Energy, Inc.
282,000	2.579%, 7/1/2020	277,543
	DTE Energy Company
232,000	3.300%, 6/15/2022	230,207
	Duke Energy Corporation
282,000	2.400%, 8/15/2022	270,912
	Dynegy, Inc.
1,200,000	7.375%, 11/1/2022	1,239,000
	Edison International
142,000	2.125%, 4/15/2020	138,211
	Emera U.S. Finance, LP
150,000	2.150%, 6/15/2019	148,774
	Eversource Energy
141,000	2.500%, 3/15/2021	138,573
	Exelon Generation Company, LLC
144,000	5.200%, 10/1/2019	145,857
213,000	2.950%, 1/15/2020	211,969
	FirstEnergy Corporation
214,000	2.850%, 7/15/2022	208,560
	Fortis, Inc.
250,000	2.100%, 10/4/2021	240,331
	NextEra Energy Capital Holdings, Inc.
120,000	2.300%, 4/1/2019	119,725
	NiSource, Inc.
230,000	3.650%, 6/15/2023[f]	230,375
1,500,000	5.650%, 6/15/2023[b,f,i]	1,395,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.2%)	Value
Utilities (1.1%) - continued
	Pinnacle West Capital Corporation
$141,000	2.250%, 11/30/2020	$138,188
	PPL Capital Funding, Inc.
350,000	3.500%, 12/1/2022	344,306
	PSEG Power, LLC
60,000	3.000%, 6/15/2021	59,008
	Southern Company
255,000	1.850%, 7/1/2019	253,753
141,000	2.350%, 7/1/2021	137,080
	TerraForm Power Operating, LLC
1,110,000	5.000%, 1/31/2028[f]	976,800
	TransCanada Trust
725,000	5.875%, 8/15/2076[b]	681,935

	Total	9,832,379

	Total Long-Term Fixed Income (cost $438,205,055)	429,074,178

Shares	Common Stock (26.2%)
Communications Services (1.4%)
5,405	Activision Blizzard, Inc.	251,711
1,133	Alphabet, Inc., Class Ak	1,183,940
1,163	Alphabet, Inc., Class Ck	1,204,414
18,101	AT&T, Inc.	516,603
29,634	Auto Trader Group plc[f]	171,978
11,437	CBS Corporation	500,026
1,049	Charter Communications, Inc.[k]	298,934
33,810	Comcast Corporation	1,151,230
19,746	DISH Network Corporation[k]	493,058
6,138	Facebook, Inc.[k]	804,630
1,653	Ipsos SA	38,891
286,728	ITV plc	456,375
3,100	Kakaku.com, Inc.	54,835
152,951	KCOM Group plc	142,314
2,300	KDDI Corporation	54,958
23,696	Mediaset Espana Comunicacion SA	148,958
12,300	NTT DOCOMO, Inc.	276,371
7,057	ProSiebenSat.1 Media AG	125,569
21,999	Seven West Media, Ltd.[k]	8,526
47,026	Telenor ASA	913,259
155,344	Telstra Corporation, Ltd.	311,754
17,600	TV Asahi Holdings Corporation	316,878
25,397	Twitter, Inc.[k]	729,910
36,870	Verizon Communications, Inc.	2,072,831
3,964	Wolters Kluwer NV	233,112

	Total	12,461,065

Consumer Discretionary (2.5%)
1,250	Amazon.com, Inc.[k]	1,877,462
25,002	American Axle & Manufacturing Holdings, Inc.[k]	277,522
2,100	AOKI Holdings, Inc.	24,598
1,900	Aoyama Trading Company, Ltd.	45,570
5,542	Aptiv plc	341,221
3,400	Autobacs Seven Company, Ltd.	56,352
7,400	Benesse Holdings, Inc.	188,245
5,013	Berkeley Group Holdings plc	222,342
496	Booking Holdings, Inc.[k]	854,320
1,364	Bovis Homes Group plc	14,973
30,100	Bridgestone Corporation	1,154,812
1,589	Bright Horizons Family Solutions, Inc.[k]	177,094
31,801	Bunzl plc	960,353
7,399	Burberry Group plc	162,475
33,676	Caesars Entertainment Corporation[h,k]	228,660
1,598	Carnival plc	76,739
1,474	Century Casinos, Inc.[k]	10,893
3,891	Children’s Place, Inc.	350,540
2,700	Chiyoda Company, Ltd.	43,366
29,100	Citizen Watch Company, Ltd.	143,312
1,773	Compass Group plc	37,312
8,256	Core-Mark Holding Company, Inc.	191,952
5,810	Countryside Properties plc[f]	22,542
16,356	Crocs, Inc.[k]	424,929
7,054	D.R. Horton, Inc.	244,492
2,900	DCM Holdings Company, Ltd.	30,350
17,600	Denso Corporation	779,111
4,142	Dollar Tree, Inc.[k]	374,105
1,266	Emerald Expositions Events, Inc.	15,622
600	Exedy Corporation	14,656
3,150	Expedia Group, Inc.	354,848
3,082	G-III Apparel Group, Ltd.[k]	85,957
11,673	Harley-Davidson, Inc.	398,283
6,387	Home Depot, Inc.	1,097,414
22,000	Honda Motor Company, Ltd.	579,592
13,474	Inchcape plc	94,814
3,258	Las Vegas Sands Corporation	169,579
17,630	Lowe’s Companies, Inc.	1,628,307
3,100	Lululemon Athletica, Inc.[k]	376,991
15,387	Magna International, Inc.	699,339
20,801	Marks and Spencer Group plc	65,240
1,852	McDonald’s Corporation	328,860
13,403	Moneysupermarket.com Group plc	47,058
1,060	Netflix, Inc.[k]	283,720
2,938	Next plc	149,594
17,400	NHK Spring Company, Ltd.	152,019
6,173	NIKE, Inc.	457,666
141,300	Nissan Motor Company, Ltd.	1,130,304
1,959	Oxford Industries, Inc.	139,167
16,786	Peugeot SA	358,009
1,900	Plenus Company, Ltd.[h]	32,967
9,980	Red Rock Resorts, Inc.	202,694
17,095	Redrow plc	107,078
3,950	RHk	473,289
5,461	Ross Stores, Inc.	454,355
5,200	Sangetsu Company, Ltd.	94,598
800	Sankyo Company, Ltd.	30,424
76,000	Sekisui House, Ltd.	1,116,066
4,100	SHIMAMURA Company, Ltd.	313,960
3,559	SmartCentres Real Estate Investment Trust	80,372
1,097	Stamps.com, Inc.[k]	170,737
10,800	Sumitomo Rubber Industries, Ltd.	127,147
8,488	Super Retail Group, Ltd.	42,067
1,000	Takara Standard Company, Ltd.	14,961
14,355	Toll Brothers, Inc.	472,710
20,300	Toyoda Gosei Company, Ltd.	399,641
500	TS Tech Company, Ltd.	13,773
500	United Arrows, Ltd.	15,932
68,800	Yahoo Japan Corporation	171,155
4,810	Zumiez, Inc.[k]	92,208

	Total	22,368,815

Consumer Staples (1.6%)
2,992	Altria Group, Inc.	147,775
3,100	Arcs Company, Ltd.	69,032
12,225	Bunge, Ltd.	653,304
2,102	Carlsberg AS	223,609
2,520	Casey’s General Stores, Inc.	322,913

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Shares	Common Stock (26.2%)	Value
Consumer Staples (1.6%) - continued
13,915	Colgate-Palmolive Company	$828,221
24,828	Cott Corporation	346,102
22,355	Empire Company, Ltd.	472,088
4,010	ForFarmers BV	36,931
972	Glanbia plc	18,253
26,865	Hain Celestial Group, Inc.[k]	426,079
35,476	Imperial Brands plc	1,076,758
64,800	Japan Tobacco, Inc.	1,539,719
3,899	John B. Sanfilippo & Son, Inc.	217,018
3,000	Kimberly-Clark Corporation	341,820
24,475	Koninklijke Ahold Delhaize NV	618,293
5,210	Kroger Company	143,275
619	L’Oreal SA	141,642
1,000	Ministop Company, Ltd.	18,746
5,702	Monster Beverage Corporation[k]	280,653
13,820	PepsiCo, Inc.	1,526,834
4,474	Philip Morris International, Inc.	298,684
3,400	Sugi Holdings Company, Ltd.	134,379
31,741	SunOpta, Inc.[k]	122,838
9,865	Swedish Match AB	388,360
6,000	TreeHouse Foods, Inc.[k]	304,260
8,895	Turning Point Brands, Inc.	242,122
17,554	Unilever NV	950,941
25,457	Unilever plc	1,336,564
12,130	Wal-Mart Stores, Inc.	1,129,910

	Total	14,357,123

Energy (1.7%)
11,263	Anadarko Petroleum Corporation	493,770
8,530	BP plc ADR	323,458
57,822	Callon Petroleum Company[k]	375,265
15,273	Chevron Corporation	1,661,550
14,304	Contura Energy, Inc.[k]	940,345
3,475	Diamondback Energy, Inc.	322,132
43,050	Enbridge, Inc.[h]	1,337,994
2,145	Eni SPA	33,885
69,050	Enterprise Products Partners, LP	1,697,939
4,420	EQT Corporation	83,494
31,520	Euronav NV	218,434
16,092	Exxon Mobil Corporation	1,097,313
644	Gaztransport Et Technigaz SA	49,524
15,349	Halliburton Company	407,976
46,800	Marathon Oil Corporation	671,112
6,741	Marathon Petroleum Corporation	397,786
9,835	Nine Energy Service, Inc.[k]	221,681
326	OMV AG	14,237
28,877	Pacific Drilling SAk	385,508
23,200	Patterson-UTI Energy, Inc.	240,120
3,343	Phillips 66	287,999
4,051	Pioneer Natural Resources Company	532,788
1,936	Royal Dutch Shell plc, Class A	56,982
42,714	Royal Dutch Shell plc, Class B	1,277,042
4,106	Talos Energy, Inc.[k]	67,010
84,690	Weatherford International plc[k]	47,342
2,041	Whiting Petroleum Corporation[k]	46,310
60,000	Williams Companies, Inc.	1,323,000
26,841	WPX Energy, Inc.[k]	304,645

	Total	14,916,641

Financials (5.3%)
7,348	Aareal Bank AG	226,885
12,240	Aflac, Inc.	557,654
3,105	Allianz SE	623,967
9,399	Allstate Corporation	776,639
18,950	Ally Financial, Inc.	429,407
3,916	American Express Company	373,273
6,998	American Financial Group, Inc.	633,529
6,880	American International Group, Inc.	271,141
116,456	Apollo Investment Corporation	1,444,054
216,061	Ares Capital Corporation	3,366,230
1,512	Argo Group International Holdings, Ltd.	101,682
29,319	Assured Guaranty, Ltd.	1,122,331
2,789	ASX, Ltd.	117,849
30,522	Australia and New Zealand Banking Group, Ltd.	527,380
32,669	Banca Monte dei Paschi di Siena SPA[h,k]	56,018
8,917	BancorpSouth Bank	233,090
129,791	Bank of America Corporation	3,198,050
384	Bank of Marin Bancorp	15,836
375	Bank of New York Mellon Corporation	17,651
23,174	Bankinter SA	185,951
4,244	Berkshire Hathaway, Inc.[k]	866,540
16,630	Blackstone Group, LP	495,740
1,818	BOK Financial Corporation	133,314
10,745	BrightSphere Investment Group	114,757
22,218	CaixaBank SA	80,461
16,464	Capital One Financial Corporation	1,244,514
2,491	Central Pacific Financial Corporation	60,656
1,906	Charles Schwab Corporation	79,156
3,870	Chubb, Ltd.	499,927
40,482	CI Financial Corporation	512,400
51,256	Citigroup, Inc.	2,668,387
25,266	CNP Assurances	536,310
4,610	Comerica, Inc.	316,661
1,543	Community Trust Bancorp, Inc.	61,118
45,479	Direct Line Insurance Group plc	184,870
8,298	Discover Financial Services	489,416
42,567	DnB ASA	683,271
3,865	Dynex Capital, Inc.	22,108
11,268	E*TRADE Financial Corporation	494,440
2,536	Ellington Residential Mortgage REIT	25,943
3,194	Enterprise Financial Services Corporation	120,190
9,184	Euronext NVf	529,160
384	FBL Financial Group, Inc.	25,210
31,790	Fifth Third Bancorp	748,019
461	Financial Institutions, Inc.	11,848
26,443	Finecobank Banca Fineco SPA	266,055
3,210	First Busey Corporation	78,773
418	First Defiance Financial Corporation	10,245
177	First Financial Corporation	7,107
6,118	First Hawaiian, Inc.	137,716
5,757	First Interstate BancSystem, Inc.	210,476
298	First Mid-Illinois Bancshares, Inc.	9,512
5,650	First Republic Bank	490,985
80,907	FlexiGroup, Ltd.	77,283
8,621	Genworth MI Canada, Inc.[h]	253,856
2,991	Goldman Sachs Group, Inc.	499,647
201,451	Golub Capital BDC, Inc.	3,321,927
1,986	Great Southern Bancorp, Inc.	91,416
4,681	Hamilton Lane, Inc.	173,197
7,129	Hancock Whitney Corporation	247,020
4,484	Hannover Rueckversicherung SE	604,310
21,373	Hartford Financial Services Group, Inc.	950,030
20,110	Heritage Commerce Corporation	228,047
1,202	Hometrust Bancshares, Inc.	31,468
4,370	Horace Mann Educators Corporation	163,657
4,483	Houlihan Lokey, Inc.	164,974

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Shares	Common Stock (26.2%)	Value
Financials (5.3%) - continued
59,070	Huntington Bancshares, Inc.	$704,114
4,035	IBERIABANK Corporation	259,370
543	Independent Bank Corporation	11,414
4,147	Intercontinental Exchange, Inc.	312,394
8,465	Investment Technology Group, Inc.	255,982
8,459	J.P. Morgan Chase & Company	825,768
4,293	Kemper Corporation	284,969
41,980	KeyCorp	620,464
807	Lakeland Bancorp, Inc.	11,952
614	Markel Corporation[k]	637,363
458,895	Medibank Private, Ltd.	830,776
10,722	Meridian Bancorp, Inc.	153,539
10,720	MetLife, Inc.	440,163
3,980	MidWestOne Financial Group, Inc.	98,823
11,486	Morgan Stanley	455,420
1,861	National Bank Holdings Corporation	57,449
4,131	National Bank of Canada	169,603
2,524	Paragon Banking Group plc	12,423
3,868	Pargesa Holding SA	278,968
12,889	PCSB Financial Corporation	252,109
330	Peapack-Gladstone Financial Corporation	8,309
3,002	Primerica, Inc.	293,325
8,365	Principal Financial Group, Inc.	369,482
6,788	Provident Financial Services, Inc.	163,795
3,510	Prudential Financial, Inc.	286,241
268	QCR Holdings, Inc.	8,600
20,300	Radian Group, Inc.	332,108
6,840	Raymond James Financial, Inc.	508,964
460	S&P Global, Inc.	78,172
3,856	Sandy Spring Bancorp, Inc.	120,847
9,870	Santander Consumer USA Holdings Inc.	173,613
9,630	Seacoast Banking Corporation of Florida[k]	250,573
2,800	Senshu Ikeda Holdings, Inc.	7,645
10,975	SLM Corporation[k]	91,202
4,022	State Auto Financial Corporation	136,909
3,327	State Street Corporation	209,834
3,168	Stifel Financial Corporation	131,219
2,894	Sun Life Financial, Inc.	96,007
1,997	SunTrust Banks, Inc.	100,729
9,108	Synovus Financial Corporation	291,365
4,422	Topdanmark AS	206,371
5,598	TrustCo Bank Corporation	38,402
10,460	U.S. Bancorp	478,022
5,602	United Community Banks, Inc.	120,219
273	Washington Trust Bancorp, Inc.	12,976
13,297	Wells Fargo & Company	612,726
36,692	Zions Bancorporations NA	1,494,832

	Total	46,596,284

Health Care (3.9%)
9,478	Agilent Technologies, Inc.	639,386
231	Allergan plc	30,875
5,836	Amgen, Inc.	1,136,094
3,313	Amplifon SPA	53,492
6,873	Anthem, Inc.	1,805,056
7,385	Baxter International, Inc.	486,081
1,021	Becton, Dickinson and Company	230,052
3,402	Biogen, Inc.[k]	1,023,730
2,195	BioMarin Pharmaceutical, Inc.[k]	186,904
5,983	Catalent, Inc.[k]	186,550
1,572	Cigna Holding Company	298,554
16,726	CVS Health Corporation	1,095,888
16,265	Danaher Corporation	1,677,247
5,561	Edwards Lifesciences Corporation[k]	851,778
2,290	Eli Lilly and Company	264,999
11,209	Gilead Sciences, Inc.	701,123
66,539	GlaxoSmithKline plc	1,268,102
2,201	GN Store Nord AS	82,469
25,838	Halozyme Therapeutics, Inc.[k]	378,010
1,202	Heska Corporation[k]	103,492
3,308	Illumina, Inc.[k]	992,168
458	Intuitive Surgical, Inc.[k]	219,345
200	Jazz Pharmaceuticals, Inc.[k]	24,792
20,062	Johnson & Johnson	2,589,001
2,800	KYORIN Holdings, Inc.	61,164
3,815	LHC Group, Inc.[k]	358,152
1,925	Ligand Pharmaceuticals, Inc.[k]	261,223
428	LNA Sante	21,353
17,620	Medtronic plc	1,602,715
23,530	Merck & Company, Inc.	1,797,927
4,971	Neurocrine Biosciences, Inc.[k]	354,979
17,082	Novartis AG	1,462,975
37,802	Novo Nordisk AS	1,736,136
3,838	NuVasive, Inc.[k]	190,211
4,713	Omnicell, Inc.[k]	288,624
8,986	Optinose, Inc.[k]	55,713
3,355	PerkinElmer, Inc.	263,535
51,154	Pfizer, Inc.	2,232,872
967	Recordati SPA	33,488
5,980	Roche Holding AG	1,484,588
7,091	Syneos Health, Inc.[k]	279,031
1,017	Teleflex, Inc.	262,874
34,754	Teva Pharmaceutical Industries, Ltd. ADR[k]	535,907
5,627	Thermo Fisher Scientific, Inc.	1,259,266
10,600	UnitedHealth Group, Inc.	2,640,672
3,900	Universal Health Services, Inc.	454,584
18,300	Valeant Pharmaceuticals International, Inc.[k]	338,001
1,512	Vertex Pharmaceuticals, Inc.[k]	250,554
1,493	West Pharmaceutical Services, Inc.	146,359
1,800	Zoetis, Inc.	153,972

	Total	34,852,063

Industrials (3.3%)
17,071	ACS Actividades de Construccion y Servicios, SAk	660,773
2,700	Acuity Brands, Inc.	310,365
9,951	AGCO Corporation	553,972
8,594	AMETEK, Inc.	581,814
2,826	Arcosa, Inc.[k]	78,252
2,900	Asahi Glass Company, Ltd.	90,141
28,245	Atlas Copco AB, Class A	673,870
25,203	Atlas Copco AB, Class B	552,243
814	AZZ, Inc.	32,853
3,058	Boeing Company	986,205
5,777	Brink’s Company	373,483
1,987	BWX Technologies, Inc.	75,963
2,970	CIA De Distribucion Integral	74,315
2,437	Crane Company	175,903
20,054	CSX Corporation	1,245,955
1,356	Curtiss-Wright Corporation	138,475
14,670	Delta Air Lines, Inc.	732,033
4,475	Dycom Industries, Inc.[k]	241,829
5,389	EMCOR Group, Inc.	321,669
9,178	Emerson Electric Company	548,385
5,460	Encore Wire Corporation	273,983
2,041	Ferguson plc	130,416
4,076	General Dynamics Corporation	640,788

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Shares	Common Stock (26.2%)	Value
Industrials (3.3%) - continued
3,366	Genesee & Wyoming, Inc.[k]	$249,151
700	Glory, Ltd.	15,742
360	Gorman-Rupp Company	11,668
1,936	Granite Construction, Inc.	77,982
37,331	GWA Group, Ltd.	73,147
7,100	Hino Motors, Ltd.	66,857
3,900	Hitachi Zosen Corporation	11,821
993	Hochtief AG	134,106
15,228	Honeywell International, Inc.	2,011,923
4,350	Huntington Ingalls Industries, Inc.	827,848
1,525	Illinois Tool Works, Inc.	193,202
4,700	Inaba Denki Sangyo Company, Ltd.	175,627
7,050	Ingersoll-Rand plc	643,172
26,548	KeyW Holding Corporation[k]	177,606
1,528	Kirby Corporation[k]	102,926
4,812	Lincoln Electric Holdings, Inc.	379,426
2,665	Lindsay Corporation	256,506
2,596	Lockheed Martin Corporation	679,737
1,265	Masonite International Corporation[k]	56,710
16,995	Meggitt plc	102,090
3,600	Mitsuboshi Belting, Ltd.	69,257
4,000	Mitsui & Company, Ltd.	61,453
3,066	Monadelphous Group, Ltd.	29,749
24,201	MRC Global, Inc.[k]	295,978
14,507	National Express Group plc	69,155
11,692	Nexeo Solutions, Inc.[k]	100,434
12,000	Nitto Kogyo Corporation	190,195
6,161	Nobina ABf	41,556
4,844	Norfolk Southern Corporation	724,372
4,414	Northgate plc	21,233
7,974	Oshkosh Corporation	488,886
34,209	PageGroup plc	196,512
15,935	Primoris Services Corporation	304,837
2,563	Raven Industries, Inc.	92,755
1,390	Raytheon Company	213,156
3,731	Regal-Beloit Corporation	261,357
40,861	RELX plc	842,570
14,391	RELX plc	296,099
2,476	Ritchie Brothers Auctioneers, Inc.	81,015
1,073	Rockwool International AS	280,594
19,159	Sandvik AB	274,515
3,271	Schindler Holding AG, Participation Certificate	649,467
4,981	Schneider Electric SE	337,868
5,300	SiteOne Landscape Supply, Inc.[k]	292,931
27,065	SKF AB	411,351
309	Societe BIC SA	31,566
20,300	Southwest Airlines Company	943,544
1,916	Spirax-Sarco Engineering plc	152,506
576	Standex International Corporation	38,696
63,100	Sumitomo Electric Industries, Ltd.	835,655
1,800	Taikisha, Ltd.	47,918
5,619	Terex Corporation	154,916
4,800	Toppan Forms Company, Ltd.	37,704
10,900	Toppan Printing Company, Ltd.	160,222
7,381	Transcontinental, Inc.	104,346
1,880	TransUnion	106,784
3,700	Tsubakimoto Chain Company	121,004
89	UniFirst Corporation	12,733
7,400	United Continental Holdings, Inc.[k]	619,602
4,120	United Parcel Service, Inc.	401,824
9,612	United Technologies Corporation	1,023,486
1,487	Valmont Industries, Inc.	164,983
4,300	Verisk Analytics, Inc.[k]	468,872
5,614	Vinci SA	461,651
4,885	WABCO Holdings, Inc.[k]	524,356
3,805	Waste Connections, Inc.	282,521
1,437	XPO Logistics, Inc.[k]	81,966
2,100	Yuasa Trading Company, Ltd.	60,005

	Total	29,205,087

Information Technology (4.2%)
58,599	Advanced Micro Devices, Inc.[k]	1,081,738
12,200	Akamai Technologies, Inc.[k]	745,176
4,150	Alliance Data Systems Corporation	622,832
10,139	Amadeus IT Holding SA	705,448
7,994	Amphenol Corporation	647,674
3,629	ANSYS, Inc.[k]	518,729
13,280	Apple, Inc.	2,094,787
1,053	Arista Networks, Inc.[k]	221,867
2,054	Autodesk, Inc.[k]	264,165
5,868	Automatic Data Processing, Inc.	769,412
2,866	Blackline, Inc.[k]	117,363
2,196	Booz Allen Hamilton Holding Corporation	98,974
36,200	Canon, Inc.	996,068
8,495	Capgemini SA	844,956
21,349	CGI Group, Inc.[k]	1,305,773
22,597	Ciena Corporation[k]	766,264
95,372	Cisco Systems, Inc.	4,132,469
10,363	Clearwater Energy, Inc., Class A	175,342
5,568	Cognizant Technology Solutions Corporation	353,457
6,006	Computershare, Ltd.	72,788
1,503	Dialog Semiconductor plc[k]	38,948
7,352	Dolby Laboratories, Inc.	454,648
10,415	Fiserv, Inc.[k]	765,398
2,160	Guidewire Software, Inc.[k]	173,297
32,514	Halma plc	566,408
2,884	Intel Corporation	135,346
568	Kulicke and Soffa Industries, Inc.	11,513
1,729	Lam Research Corporation	235,438
5,102	M/A-COM Technology Solutions Holdings, Inc.[k]	74,030
10,198	MasterCard, Inc.	1,923,853
45,200	Micron Technology, Inc.[k]	1,434,196
35,308	Microsoft Corporation	3,586,234
909	Monolithic Power Systems, Inc.	105,671
444	Motorola Solutions, Inc.	51,078
9,818	National Instruments Corporation	445,541
6,300	NEC Networks & System Integration Corporation	140,176
2,471	NVIDIA Corporation	329,879
6,062	NXP Semiconductors NV	444,223
37,942	Oracle Corporation	1,713,081
4,100	Otsuka Corporation	112,838
7,521	PayPal Holdings, Inc.[k]	632,441
2,174	Pegasystems, Inc.	103,982
6,233	Plexus Corporation[k]	318,382
1,148	Q2 Holdings, Inc.[k]	56,883
6,974	Red Hat, Inc.[k]	1,224,913
2,972	Rogers Corporation[k]	294,406
2,400	Ryoyo Electro Corporation	33,683
5,637	SailPoint Technologies Holdings, Inc.[k]	132,413
5,541	Salesforce.com, Inc.[k]	758,951
34,900	Shinko Electric Industries Company, Ltd.	222,366
456	Siltronic AG	37,940
7,671	Synopsys, Inc.[k]	646,205
10,200	Teradata Corporation[k]	391,272
11,400	Teradyne, Inc.	357,732
15,180	Texas Instruments, Inc.	1,434,510

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Shares	Common Stock (26.2%)	Value
Information Technology (4.2%) - continued
1,300	Tokyo Seimitsu Company, Ltd.	$32,752
794	VeriSign, Inc.[k]	117,742
8,329	Virtusa Corporation[k]	354,732
5,665	Visa, Inc.	747,440
3,463	Xilinx, Inc.	294,944
8,108	Zix Corporation[k]	46,459

	Total	37,517,226

Materials (1.2%)
9,080	Alcoa Corporation[k]	241,346
1,482	Balchem Corporation	116,115
8,900	Ball Corporation	409,222
27,689	BHP Billiton, Ltd.	669,272
47,702	BHP Group plc	1,007,992
6,001	Celanese Corporation	539,910
10,130	CF Industries Holdings, Inc.	440,756
3,759	Chemours Company	106,079
300	Daido Steel Company, Ltd.	11,772
8,220	Eastman Chemical Company	600,964
15,738	Evonik Industries AG	392,839
938	Fuchs Petrolub SE	38,779
12,215	Granges AB	110,914
6,981	Hexpol AB	55,403
2,600	Hitachi Chemical Company, Ltd.	39,114
3,100	Hokuetsu Corporation	14,077
16,600	JSR Corporation	249,175
1,133	Kadant, Inc.	92,294
24,300	Kuraray Company, Ltd.	341,768
11,900	Kyoei Steel, Ltd.[h]	179,494
2,000	Lintec Corporation	42,958
9,954	Methanex Corporation	479,484
26,100	Mitsubishi Gas Chemical Company, Inc.	390,967
18,686	Mondi plc	389,187
12,700	Nippon Kayaku Company, Ltd.	161,265
8,900	Nippon Light Metal Holdings Company, Ltd.	18,055
41,000	Nippon Steel & Sumitomo Metal Corporation	704,417
3,203	OMNOVA Solutions, Inc.[k]	23,478
23,350	Owens-Illinois, Inc.[k]	402,554
84	Rio Tinto, Ltd.	4,649
33,201	Sandfire Resources NL	156,335
700	Sanyo Special Steel Company, Ltd.	14,782
4,912	Scotts Miracle-Gro Company	301,892
17,471	SSAB AB, Class A	60,254
14,450	Steel Dynamics, Inc.	434,078
1,700	Taiyo Holdings Company, Ltd.	47,807
8,200	Toagosei Company, Ltd.	90,376
1,300	Ube Industries, Ltd.	26,290
1,858	United States Lime & Minerals, Inc.	131,918
32,810	UPM-Kymmene Oyj	830,547
15,234	Verso Corporation[k]	341,242
7,600	WestRock Company	286,976

	Total	10,996,796

Real Estate (0.7%)
3,427	Alexandria Real Estate Equities, Inc.	394,928
9,519	Armada Hoffler Properties, Inc.	133,837
1,089	Artis Real Estate Investment Trust	7,371
6,674	Camden Property Trust	587,646
1,680	Castellum AB	31,044
11,661	Cousins Properties, Inc.	92,122
1,594	Crown Castle International Corporation	173,156
2,328	CyrusOne, Inc.	123,105
7,100	Daito Trust Construction Company, Ltd.	972,015
1,548	Deutsche EuroShop AG	45,044
3,426	Digital Realty Trust, Inc.	365,040
8,624	Douglas Emmett, Inc.	294,337
14,686	Duke Realty Corporation	380,367
370	Granite REIT	14,421
2,067	Highwoods Properties, Inc.	79,972
1,700	Hitachi High-Technologies Corporation	53,235
21,276	Host Hotels & Resorts, Inc.	354,671
16,437	Hudson Pacific Properties, Inc.	477,659
70,000	Hysan Development Company, Ltd.	332,877
153,410	Mirvac Group	242,284
8,000	Monmouth Real Estate Investment Corporation	99,200
8,455	Physicians Realty Trust	135,534
7,025	QTS Realty Trust, Inc.	260,276
7,390	Quebecor, Inc.	155,573
22,000	Road King Infrastructure, Ltd.	39,109
479	Saul Centers, Inc.	22,618
6,500	Swire Pacific, Ltd.	68,627
5,651	Terreno Realty Corporation	198,746
1,735	Wereldhave NV	53,984
50,700	Wing Tai Holdings, Ltd.	71,851

	Total	6,260,649

Utilities (0.4%)
32,366	Enagas SA	874,920
5,850	Entergy Corporation	503,509
9,637	Exelon Corporation	434,629
2,869	New Jersey Resources Corporation	131,027
2,018	NorthWestern Corporation	119,950
3,800	Osaka Gas Company, Ltd.	69,320
25,234	PG&E Corporation[k]	599,307
4,884	PNM Resources, Inc.	200,684
10,000	Public Service Enterprise Group, Inc.	520,500
1,869	Southwest Gas Holdings, Inc.	142,978
495	Unitil Corporation	25,067

	Total	3,621,891

	Total Common Stock (cost $246,834,917)	233,153,640

Shares	Registered Investment Companies (6.0%)
Affiliated (5.0%)
4,847,570	Thrivent Core Emerging Markets Debt Fund	44,209,836

	Total	44,209,836

Unaffiliated (1.0%)
95,000	Invesco Senior Loan ETF	2,069,100
27,691	iShares iBoxx $ High Yield Corporate Bond ETF[h]	2,245,740
1,893	iShares Russell 2000 Index Fund	253,473
1,406	iShares Russell 2000 Value Index Fund	151,201
2,627	SPDR S&P Retail ETF	107,681
963	SPDR S&P Semiconductor ETF	62,306
469	VanEck Vectors Semiconductor ETF	40,934
2,844	Vanguard Real Estate ETF	212,077

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Shares	Registered Investment Companies (6.0%)	Value
Unaffiliated (1.0%) - continued
49,500	Vanguard Short-Term Corporate Bond ETF	$3,858,030

	Total	9,000,542

	Total Registered Investment Companies (cost $56,337,147)	53,210,378

Shares	Preferred Stock (1.6%)
Consumer Staples (0.2%)
31,000	CHS, Inc., 6.750%[b,i]	745,860
42,600	CHS, Inc., 7.100%[b,i]	1,051,794
363	Henkel AG & Company KGaA, 1.790%	39,650

	Total	1,837,304

Energy (0.4%)
255,540	Crestwood Equity Partners, LP, 9.250%[i]	2,235,975
56,805	NuStar Logistics, LP, 9.170%[b]	1,354,231

	Total	3,590,206

Financials (0.9%)
8,335	Agribank FCB, 6.875%[b,i]	850,170
12,970	CoBank ACB, 6.250%[b,i]	1,297,000
20,947	Federal National Mortgage Association, 0.000%[i,k]	145,582
945	First Tennessee Bank NA, 3.750%[b,f,i]	694,673
38,150	GMAC Capital Trust I, 8.401%[b]	967,103
21,740	Hartford Financial Services Group, Inc., 7.875%[b]	594,589
27,084	Morgan Stanley, 7.125%[b,i]	714,205
1,762	Wells Fargo & Company, Convertible, 7.500%[i]	2,223,591

	Total	7,486,913

Real Estate (0.1%)
45,490	Colony Capital, Inc., 8.75%[i]	1,052,639

	Total	1,052,639

	Total Preferred Stock (cost $14,453,872)	13,967,062

Shares	Collateral Held for Securities Loaned (1.1%)
10,250,019	Thrivent Cash Management Trust	10,250,019

	Total Collateral Held for Securities Loaned (cost $10,250,019)	10,250,019

Shares or Principal Amount	Short-Term Investments (11.2%)
	Federal Home Loan Bank Discount Notes
200,000	2.220%, 1/4/2019[l,m]	199,973
400,000	2.240%, 1/16/2019[l,m]	399,630
2,600,000	2.308%, 1/29/2019[l,m]	2,595,359
100,000	2.330%, 1/30/2019[l,m]	99,815
	Thrivent Core Short-Term Reserve Fund
9,596,274	2.670%	95,962,744

	Total Short-Term Investments (cost $99,257,480)	99,257,521

	Total Investments (cost $988,638,063) 107.4%	$955,516,681

	Other Assets and Liabilities, Net (7.4%)	(65,709,459)

	Total Net Assets 100.0%	$889,807,222

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $168,901,548 or 19.0% of total net assets.

g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2018.
h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
j

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Diversified Income Plus Fund as of December 31, 2018 was $927,031 or 0.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2018.

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2018

Security	Acquisition Date	Cost
MGIC Investment Corporation, Convertible, 4/1/2063	8/31/2016	$917,448

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Fund as of December 31, 2018:

Securities Lending Transactions
Common Stock	$3,775,769
Taxable Debt Security	6,188,035

Total lending	$9,963,804
Gross amount payable upon return of collateral for securities loaned	$10,250,019

Net amounts due to counterparty	$286,215

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
COF 11	-	11th District Cost of Funds
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate
USISDA 10Y	-	ICE Swap USD Rate 10 Year

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (16.3%)[a]	Value
Basic Materials (1.5%)
	CONSOL Energy, Inc., Term Loan
$29,700	8.530%, (LIBOR 1M + 6.000%), 11/28/2022[b]	$29,923
	Contura Energy, Inc., Term Loan
50,000	7.387%, (LIBOR 1M + 5.000%), 11/9/2025[b]	49,375
	MRC Global (US), Inc., Term Loan
64,511	5.522%, (LIBOR 1M + 3.000%), 9/20/2024[b]	62,253
	Pixelle Specialty Solutions, LLC, Term Loan
95,000	8.522%, (LIBOR 1M + 6.000%), 10/31/2024[b]	92,388
	Venator Finance SARL, Term Loan
40,000	5.522%, (LIBOR 3M + 3.000%), 8/8/2024[b,c,d]	38,150

	Total	272,089

Capital Goods (1.2%)
	Natgasoline, LLC, Term Loan
50,000	6.250%, (LIBOR 3M + 3.500%), 11/14/2025[b,e]	48,875
	Navistar, Inc., Term Loan
39,700	5.890%, (LIBOR 1M + 3.500%), 11/6/2024[b]	38,211
	Sotera Health Holdings, LLC, Term Loan
44,648	5.522%, (LIBOR 1M + 3.000%), 5/15/2022[b]	42,676
	Vertiv Group Corporation, Term Loan
97,160	6.707%, (LIBOR 3M + 4.000%), 11/15/2023[b]	87,930

	Total	217,692

Communications Services (3.6%)
	Altice France SA, Term Loan
78,800	5.272%, (LIBOR 1M + 2.750%), 7/31/2025[b]	71,944
	CBS Radio, Inc., Term Loan
121,400	5.256%, (LIBOR 1M + 2.750%), 11/17/2024[b]	114,116
	CSC Holdings, LLC, Term Loan
123,125	4.705%, (LIBOR 1M + 2.250%), 7/17/2025[b]	116,538
	Frontier Communications Corporation, Term Loan
49,873	6.280%, (LIBOR 1M + 3.750%), 6/15/2024[b]	46,164
	HCP Acquisition, LLC, Term Loan
34,475	5.522%, (LIBOR 1M + 3.000%), 5/16/2024[b]	33,171
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
90,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	86,007
	Sprint Communications, Inc., Term Loan
80,000	5.563%, (LIBOR 1M + 3.000%), 2/3/2024[b]	77,200
	Unitymedia Finance, LLC, Term Loan
50,000	4.705%, (LIBOR 1M + 2.250%), 1/15/2026[b]	48,167
	Univision Communications, Inc., Term Loan
49,728	5.272%, (LIBOR 1M + 2.750%), 3/15/2024[b]	44,900

	Total	638,207

Consumer Cyclical (1.7%)
	Boyd Gaming Corporation, Term Loan
113,946	4.666%, (LIBOR 1W + 2.250%), 9/15/2023[b]	109,531
	Eldorado Resorts, Inc., Term Loan
82,479	4.500%, (LIBOR 2M + 2.000%), 4/17/2024[b]	78,698
	Golden Nugget, LLC, Term Loan
42,188	5.237%, (LIBOR 3M + 2.750%), 10/4/2023[b]	40,501
	Neiman Marcus Group, Ltd., LLC, Term Loan
29,766	5.630%, (LIBOR 1M + 3.250%), 10/25/2020[b]	25,068
	Stars Group Holdings BV, Term Loan
59,700	6.303%, (LIBOR 3M + 3.500%), 7/10/2025[b]	57,561

	Total	311,359

Consumer Non-Cyclical (2.1%)
	Amneal Pharmaceuticals, LLC, Term Loan
34,817	6.063%, (LIBOR 1M + 3.500%), 5/4/2025[b]	32,931
	Bausch Health Companies, Inc., Term Loan
57,750	5.379%, (LIBOR 1M + 3.000%), 6/1/2025[b]	55,039
	CHS/Community Health Systems, Inc., Term Loan
33,463	5.957%, (LIBOR 3M + 3.250%), 1/27/2021[b]	32,100
	Endo International plc, Term Loan
88,650	6.813%, (LIBOR 1M + 4.250%), 4/27/2024[b]	83,774
	JBS USA LUX SA, Term Loan
64,507	5.260%, (LIBOR 1M + 2.500%), 10/30/2022[b]	61,927
	McGraw-Hill Global Education Holdings, LLC, Term Loan
64,668	6.522%, (LIBOR 1M + 4.000%), 5/4/2022[b]	58,222
	Plantronics, Inc., Term Loan
49,875	5.022%, (LIBOR 1M + 2.500%), 7/2/2025[b]	47,893

	Total	371,886

Energy (0.8%)
	BCP Raptor II, LLC, Term Loan
75,000	7.143%, (LIBOR 2M + 4.750%), 12/19/2025[b]	69,281

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (16.3%)[a]	Value
Energy (0.8%) - continued
	Radiate Holdco, LLC, Term Loan
$ 84,144	5.522%, (LIBOR 1M + 3.000%), 2/1/2024[b]	$79,187

	Total	148,468

Financials (2.9%)
	Air Methods Corporation, Term Loan
113,096	6.303%, (LIBOR 3M + 3.500%), 4/21/2024[b]	89,022
	Cyxtera DC Holdings, Inc., Term Loan
59,100	5.380%, (LIBOR 1M + 3.000%), 5/1/2024[b]	56,440
65,000	9.630%, (LIBOR 1M + 7.250%), 5/1/2025[b]	59,475
	Digicel International Finance, Ltd., Term Loan
44,674	5.960%, (LIBOR 3M + 3.250%), 5/10/2024[b]	40,430
	DTZ U.S. Borrower, LLC, Term Loan
49,875	5.772%, (LIBOR 1M + 3.250%), 8/21/2025[b]	47,631
	GGP Nimbus LP, Term Loan
50,000	5.022%, (LIBOR 1M + 2.500%), 8/24/2025[b]	47,016
	Grizzly Finco, Term Loan
49,875	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b]	48,628
	Harland Clarke Holdings Corporation, Term Loan
87,205	7.553%, (LIBOR 3M + 4.750%), 11/3/2023[b]	78,507
	INEOS U.S. Finance, LLC, Term Loan
19,800	4.522%, (LIBOR 1M + 2.000%), 3/31/2024[b]	18,661
	Tronox Finance, LLC, Term Loan
9,047	0.000%, (LIBOR 1M + 3.000%), 9/22/2024[b,c,d]	8,763
20,877	0.000%, (LIBOR 1M + 3.000%), 9/22/2024[b,c,d]	20,221

	Total	514,794

Technology (1.1%)
	Micron Technology, Inc., Term Loan
44,657	4.280%, (LIBOR 1M + 1.750%), 4/26/2022[b]	43,763
	Rackspace Hosting, Inc., Term Loan
69,646	5.582%, (LIBOR 3M + 3.000%), 11/3/2023[b]	61,289
	SS&C Technologies, Inc., Term Loan
64,491	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b,c,d]	60,743
	Western Digital Corporation, Term Loan
34,912	4.256%, (LIBOR 1M + 1.750%), 4/29/2023[b,c,d]	33,225

	Total	199,020

Transportation (0.2%)
	Hertz Corporation, Term Loan
35,000	0.000%, (LIBOR 3M + 2.750%), 6/30/2023[b,c,d]	33,575

	Total	33,575

Utilities (1.2%)
	Arctic LNG Carriers, Ltd., Term Loan
73,875	7.022%, (LIBOR 1M + 4.500%), 5/18/2023[b,e]	71,289
	EnergySolutions, LLC, Term Loan
49,750	6.553%, (LIBOR 3M + 3.750%), 5/11/2025[b]	45,770
	Talen Energy Supply, LLC, Term Loan
94,566	6.522%, (LIBOR 1M + 4.000%), 7/6/2023[b]	93,108

	Total	210,167

	Total Bank Loans (cost $3,078,597)	2,917,257

Principal Amount	Long-Term Fixed Income (46.6%)
Basic Materials (4.0%)
	Anglo American Capital plc
5,000	4.125%, 9/27/2022[f]	4,928
	BHP Billiton Finance USA, Ltd.
100,000	6.750%, 10/19/2075[b,f]	104,000
	Big River Steel, LLC
125,000	7.250%, 9/1/2025[f]	124,062
	CF Industries, Inc.
125,000	5.150%, 3/15/2034	105,000
	E.I. du Pont de Nemours and Company
5,000	2.200%, 5/1/2020	4,964
	First Quantum Minerals, Ltd.
125,000	7.250%, 4/1/2023[f]	110,000
	Grinding Media, Inc.
125,000	7.375%, 12/15/2023[f]	120,938
	Hexion, Inc.
100,000	6.625%, 4/15/2020	79,750
	Kinross Gold Corporation
20,000	4.500%, 7/15/2027	17,275
	Sherwin-Williams Company
5,000	2.250%, 5/15/2020	4,923
	Syngenta Finance NV
20,000	3.933%, 4/23/2021[f]	19,726
	Teck Resources, Ltd.
15,000	6.125%, 10/1/2035	14,325
	Vale Overseas, Ltd.
2,000	4.375%, 1/11/2022	2,035

	Total	711,926

Capital Goods (2.6%)
	Ardagh Packaging Finance plc
125,000	6.000%, 2/15/2025[f]	115,390
	Caterpillar Financial Services Corporation
4,000	1.850%, 9/4/2020	3,921
	Cintas Corporation No. 2
4,000	2.900%, 4/1/2022	3,934

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (46.6%)	Value
Capital Goods (2.6%) - continued
	CNH Industrial Capital, LLC
$ 5,000	4.875%, 4/1/2021	$5,080
	CNH Industrial NV
15,000	3.850%, 11/15/2027	13,651
	General Electric Company
100,000	5.000%, 1/21/2021[b,g]	76,500
	H&E Equipment Services, Inc.
125,000	5.625%, 9/1/2025	114,688
	Textron Financial Corporation
150,000	4.351%, (LIBOR 3M + 1.735%), 2/15/2042[b,f]	108,000
	Textron, Inc.
25,000	3.375%, 3/1/2028	23,180

	Total	464,344

Collateralized Mortgage Obligations (3.3%)
	Countrywide Alternative Loan Trust
84,428	3.157%, (12 MTA + 1.000%), 12/25/2035, Ser. 2005-69, Class A1[b]	79,761
	CSMC Mortgage-Backed Trust
62,035	6.000%, 11/25/2036, Ser. 2006-9, Class 6A14	59,238
	GMACM Mortgage Loan Trust
43,263	4.638%, 11/19/2035, Ser. 2005-AR6, Class 1A1[b]	41,717
	Impac Secured Assets Trust
59,797	2.746%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	49,762
	Residential Accredit Loans, Inc. Trust
93,627	3.056%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	72,883
86,104	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	78,948
	WaMu Mortgage Pass Through Certificates
39,252	3.117%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	35,285
89,561	3.037%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	83,373
	Wells Fargo Mortgage Backed Securities Trust
36,602	5.500%, 11/25/2021, Ser. 2006-17, Class A1	36,227
61,825	5.500%, 4/25/2036, Ser. 2006-4, Class 2A2	59,550

	Total	596,744

Communications Services (5.2%)
	British Sky Broadcasting Group plc
3,000	3.125%, 11/26/2022[f]	2,960
	Charter Communications Operating, LLC
15,000	4.908%, 7/23/2025	14,909
	Cox Communications, Inc.
5,000	3.350%, 9/15/2026[f]	4,615
	Digicel Group, Ltd.
100,000	8.250%, 9/30/2020[f]	67,500
	Discovery Communications, LLC
6,000	2.200%, 9/20/2019	5,937
18,000	2.950%, 3/20/2023	17,237
	DISH Network Corporation, Convertible
93,000	3.375%, 8/15/2026	75,099
	GCI Liberty, Inc., Convertible
41,000	1.750%, 9/30/2046[f]	39,923
	IAC FinanceCo, Inc., Convertible
24,000	0.875%, 10/1/2022[f]	31,879
	Liberty Media Corporation, Convertible
34,000	1.000%, 1/30/2023	35,017
	Meredith Corporation
125,000	6.875%, 2/1/2026[f]	122,187
	Sprint Corporation
125,000	7.625%, 2/15/2025	125,000
	VeriSign, Inc.
125,000	4.750%, 7/15/2027	117,225
	Verizon Communications, Inc.
5,000	3.716%, (LIBOR 3M + 1.100%), 5/15/2025[b]	4,848
	Viacom, Inc.
5,000	4.250%, 9/1/2023	4,980
25,000	6.875%, 4/30/2036	26,854
100,000	5.875%, 2/28/2057[b]	90,852
	World Wrestling Entertainment, Inc., Convertible
17,000	3.375%, 12/15/2023[f]	51,741
	Zayo Group, LLC
95,000	6.375%, 5/15/2025	88,350

	Total	927,113

Consumer Cyclical (2.1%)
	Delphi Jersey Holdings plc
125,000	5.000%, 10/1/2025[f]	105,217
	Ford Motor Credit Company, LLC
5,000	2.262%, 3/28/2019	4,986
4,000	3.336%, 3/18/2021	3,881
	General Motors Financial Company, Inc.
4,000	2.650%, 4/13/2020	3,938
3,000	3.258%, (LIBOR 3M + 0.850%), 4/9/2021[b]	2,932
4,000	4.375%, 9/25/2021	4,016
3,000	3.150%, 6/30/2022	2,860
	Hanesbrands, Inc.
125,000	4.875%, 5/15/2026[f]	112,656
	Hyundai Capital America
3,000	2.550%, 4/3/2020[f]	2,962
3,000	2.750%, 9/18/2020[f]	2,953
	Lennar Corporation
4,000	2.950%, 11/29/2020	3,876
	Macy’s Retail Holdings, Inc.
5,000	2.875%, 2/15/2023	4,629
	McDonald’s Corporation
5,000	2.625%, 1/15/2022	4,889

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (46.6%)	Value
Consumer Cyclical (2.1%) - continued
	Volkswagen Group of America Finance, LLC
$ 5,000	4.250%, 11/13/2023[f]	$4,959
	Wabash National Corporation
125,000	5.500%, 10/1/2025[f]	107,031

	Total	371,785

Consumer Non-Cyclical (3.1%)
	Abbott Laboratories
17,000	3.750%, 11/30/2026	16,798
	Albertsons Companies, LLC
125,000	6.625%, 6/15/2024	115,938
	Alliance One International, Inc.
100,000	9.875%, 7/15/2021	75,750
	Amgen, Inc.
5,000	2.650%, 5/11/2022	4,885
	Anthem, Inc., Convertible
15,000	2.750%, 10/15/2042	54,238
	BAT Capital Corporation
3,000	2.297%, 8/14/2020	2,929
3,000	2.764%, 8/15/2022	2,834
	Bayer U.S. Finance II, LLC
15,000	4.875%, 6/25/2048[f]	13,499
	Becton, Dickinson and Company
5,000	3.125%, 11/8/2021	4,931
	Cardinal Health, Inc.
3,000	1.948%, 6/14/2019	2,985
	CVS Health Corporation
10,000	4.780%, 3/25/2038	9,593
	Forest Laboratories, LLC
2,000	4.875%, 2/15/2021[f]	2,049
	J.M. Smucker Company
3,000	2.200%, 12/6/2019	2,974
	JBS USA, LLC
125,000	5.875%, 7/15/2024[f]	122,500
	Kellogg Company
5,000	3.125%, 5/17/2022	4,941
	Kraft Heinz Foods Company
6,000	5.375%, 2/10/2020	6,136
	Kroger Company
3,000	2.800%, 8/1/2022	2,924
	Medtronic Global Holdings SCA
5,000	1.700%, 3/28/2019	4,987
	Mondelez International Holdings Netherlands BV
4,000	2.000%, 10/28/2021[f]	3,832
	Mylan, Inc.
5,000	3.125%, 1/15/2023[f]	4,688
	Perrigo Finance Unlimited Company
5,000	4.375%, 3/15/2026	4,540
5,000	4.900%, 12/15/2044	4,141
	Shire Acquisitions Investments Ireland Designated Activity Company
6,000	2.400%, 9/23/2021	5,802
	Simmons Foods, Inc.
100,000	5.750%, 11/1/2024[f]	71,000
	Smithfield Foods, Inc.
5,000	2.650%, 10/3/2021[f]	4,778
	Teva Pharmaceutical Finance IV, LLC
2,000	2.250%, 3/18/2020	1,946
	Zoetis, Inc.
4,000	3.450%, 11/13/2020	4,010

	Total	555,628

Energy (3.6%)
	BP Capital Markets America, Inc.
6,000	2.520%, 9/19/2022	5,802
	Canadian Natural Resources, Ltd.
3,000	2.950%, 1/15/2023	2,867
	Canadian Oil Sands, Ltd.
3,000	9.400%, 9/1/2021[f]	3,346
	Cheniere Corpus Christi Holdings, LLC
125,000	7.000%, 6/30/2024	131,875
	Continental Resources, Inc.
2,000	5.000%, 9/15/2022	1,986
125,000	3.800%, 6/1/2024	118,325
	Enbridge, Inc.
3,000	2.900%, 7/15/2022	2,903
	Encana Corporation
30,000	3.900%, 11/15/2021	30,024
	Endeavor Energy Resources, LP
125,000	5.500%, 1/30/2026[f]	128,125
	Energy Transfer Operating, LP
5,000	6.000%, 6/15/2048	4,875
	Enterprise Products Operating, LLC
75,000	5.250%, 8/16/2077[b]	62,495
	EQT Corporation
6,000	3.000%, 10/1/2022	5,689
	Kinder Morgan Energy Partners, LP
5,000	9.000%, 2/1/2019	5,022
	ONEOK Partners, LP
8,000	3.800%, 3/15/2020	8,013
	Petroleos Mexicanos
5,000	6.000%, 3/5/2020	5,091
	Plains All American Pipeline, LP
8,000	5.000%, 2/1/2021	8,137
	Regency Energy Partners, LP
12,000	5.000%, 10/1/2022	12,246
	Sabine Pass Liquefaction, LLC
3,000	6.250%, 3/15/2022	3,154
3,000	5.625%, 4/15/2023	3,161
	TransCanada Trust
105,000	5.300%, 3/15/2077[b]	90,628
	Western Gas Partners, LP
3,000	4.000%, 7/1/2022	2,974
	Williams Partners, LP
5,000	4.000%, 11/15/2021	5,019

	Total	641,757

Financials (15.3%)
	AIG Global Funding
6,000	2.150%, 7/2/2020[f]	5,910
	Air Lease Corporation
4,000	2.500%, 3/1/2021	3,899

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (46.6%)	Value
Financials (15.3%) - continued
	American Express Credit Corporation
$ 3,000	2.912%, (LIBOR 3M + 0.330%), 5/3/2019[b]	$3,000
3,000	2.200%, 3/3/2020	2,968
	Ares Capital Corporation
4,000	3.875%, 1/15/2020	4,008
	ASP AMC Merger Sub, Inc.
100,000	8.000%, 5/15/2025[f]	53,000
	Australia and New Zealand Banking Group, Ltd.
100,000	6.750%, 6/15/2026[b,f,g,h]	98,125
	Bank of America Corporation
3,000	2.369%, 7/21/2021[b]	2,946
100,000	6.250%, 9/5/2024[b,g]	98,800
25,000	4.000%, 1/22/2025	24,364
	Bank of Montreal
4,000	2.100%, 6/15/2020	3,947
	Bank of Nova Scotia
4,000	2.700%, 3/7/2022	3,913
	Barclays plc
25,000	7.750%, 9/15/2023[b,g]	24,048
6,000	4.338%, 5/16/2024[b]	5,833
	BB&T Corporation
6,000	2.150%, 2/1/2021	5,872
	BNP Paribas SA
100,000	7.625%, 3/30/2021[b,f,g]	101,875
	Capital One Financial Corporation
3,000	2.500%, 5/12/2020	2,961
10,000	3.050%, 3/9/2022	9,753
	Cboe Global Markets, Inc.
4,000	1.950%, 6/28/2019	3,979
	Citigroup, Inc.
3,000	2.750%, 4/25/2022	2,909
3,000	3.199%, (LIBOR 3M + 0.690%), 10/27/2022[b]	2,927
100,000	5.950%, 1/30/2023[b,g]	91,260
	Commerzbank AG
20,000	8.125%, 9/19/2023[f]	21,939
	Commonwealth Bank of Australia
5,000	2.250%, 3/10/2020[f]	4,955
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6,000	3.950%, 11/9/2022	5,980
	Credit Agricole SA
3,000	3.375%, 1/10/2022[f]	2,951
100,000	8.125%, 12/23/2025[b,f,g]	102,750
	Credit Suisse Group AG
5,000	7.500%, 7/17/2023[b,f,g]	4,875
125,000	7.500%, 12/11/2023[b,f,g]	127,062
	Credit Suisse Group Funding, Ltd.
11,000	3.125%, 12/10/2020	10,890
	Deutsche Bank AG
2,000	2.700%, 7/13/2020	1,945
8,000	4.250%, 10/14/2021	7,822
	Digital Realty Trust, LP
4,000	2.750%, 2/1/2023	3,821
	Discover Bank
4,000	3.100%, 6/4/2020	3,972
	Fifth Third Bancorp
4,000	2.600%, 6/15/2022	3,891
	GE Capital International Funding Company
20,000	4.418%, 11/15/2035	16,826
	Goldman Sachs Group, Inc.
6,000	5.375%, 5/10/2020[b,g]	5,798
4,000	2.600%, 12/27/2020	3,924
10,000	5.250%, 7/27/2021	10,380
6,000	3.801%, (LIBOR 3M + 1.050%), 6/5/2023[b]	5,856
100,000	5.300%, 11/10/2026[b,g]	89,500
	GS Finance Corporation, Convertible
92,000	0.500%, 6/23/2025[e]	84,887
	Hartford Financial Services Group, Inc.
100,000	4.741%, (LIBOR 3M + 2.125%), 2/12/2047[b,f]	80,000
	HSBC Holdings plc
8,000	3.400%, 3/8/2021	7,976
75,000	6.375%, 9/17/2024[b,g]	69,750
	ILFC E-Capital Trust II
100,000	4.800%, (H15T30Y + 1.800%), 12/21/2065[b,f]	78,000
	J.P. Morgan Chase & Company
4,000	3.418%, (LIBOR 3M + 0.680%), 6/1/2021[b]	3,976
50,000	4.625%, 11/1/2022[b,g]	42,370
5,000	2.972%, 1/15/2023	4,875
4,000	2.776%, 4/25/2023[b]	3,878
100,000	5.150%, 5/1/2023[b,g]	94,500
	J.P. Morgan Chase Capital XXIII
100,000	3.616%, (LIBOR 3M + 1.000%), 5/15/2047[b]	73,000
	Lincoln National Corporation
100,000	4.998%, (LIBOR 3M + 2.358%), 5/17/2066[b]	81,570
	Lloyds Banking Group plc
100,000	6.657%, 5/21/2037[b,f,g]	98,312
	Macquarie Bank, Ltd.
100,000	6.125%, 3/8/2027[b,f,g]	85,375
	MetLife, Inc.
75,000	9.250%, 4/8/2038[f]	94,500
	MGIC Investment Corporation, Convertible
66,000	9.000%, 4/1/2063*	82,905
	Morgan Stanley
6,000	5.500%, 7/28/2021	6,283
3,000	2.750%, 5/19/2022	2,918
	New York Life Global Funding
3,000	2.300%, 6/10/2022[f]	2,892
	PNC Bank NA
6,000	2.450%, 11/5/2020	5,925
	Quicken Loans, Inc.
125,000	5.750%, 5/1/2025[f]	116,875
	Realty Income Corporation
4,000	5.750%, 1/15/2021	4,162
	Reinsurance Group of America, Inc.
3,000	4.700%, 9/15/2023	3,130
	Royal Bank of Canada
5,000	2.125%, 3/2/2020	4,948
	Royal Bank of Scotland Group plc
100,000	7.500%, 8/10/2020[b,g]	99,000
4,000	8.625%, 8/15/2021[b,g]	4,140

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (46.6%)	Value
Financials (15.3%) - continued
	Santander Holdings USA, Inc.
$ 5,000	4.450%, 12/3/2021	$5,086
	Societe Generale SA
100,000	8.000%, 9/29/2025[b,f,g]	100,375
	Standard Chartered plc
1,000	2.100%, 8/19/2019[f]	991
100,000	7.500%, 4/2/2022[b,f,g]	100,250
	State Street Capital Trust IV
100,000	3.788%, (LIBOR 3M + 1.000%), 6/15/2047[b]	78,500
	Sumitomo Mitsui Financial Group, Inc.
6,000	2.934%, 3/9/2021	5,937
3,000	2.784%, 7/12/2022	2,923
	Synchrony Financial
4,000	3.000%, 8/15/2019	3,974
10,000	4.250%, 8/15/2024	9,184
	UBS Group Funding Jersey, Ltd.
6,000	3.000%, 4/15/2021[f]	5,953
	USB Realty Corporation
120,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,f,g]	103,800
	Wachovia Capital Trust II
100,000	2.936%, (LIBOR 3M + 0.500%), 1/15/2027[b]	86,000
	Wells Fargo & Company
3,000	2.625%, 7/22/2022	2,893
	Welltower, Inc.
4,000	4.950%, 1/15/2021	4,095

	Total	2,737,542

Mortgage-Backed Securities (4.3%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
75,000	3.500%, 1/1/2049[d]	75,010
275,000	4.000%, 1/1/2049[d]	280,420
400,000	4.500%, 1/1/2049[d]	414,396

	Total	769,826

Technology (2.4%)
	Alliance Data Systems Corporation
125,000	5.375%, 8/1/2022[f]	121,875
	Apple, Inc.
5,000	2.850%, 5/6/2021	5,003
5,000	2.965%, (LIBOR 3M + 0.350%), 5/11/2022[b]	4,984
25,000	4.500%, 2/23/2036	26,509
	Baidu, Inc.
3,000	3.000%, 6/30/2020	2,984
	Broadcom Corporation
35,000	3.500%, 1/15/2028	30,342
	Cypress Semiconductor Corporation, Convertible
3,000	4.500%, 1/15/2022	3,544
	Electronics For Imaging, Inc., Convertible
5,000	2.250%, 11/15/2023[f]	4,849
	Harland Clarke Holdings Corporation
125,000	8.375%, 8/15/2022[f]	113,906
	Intel Corporation, Convertible
14,000	3.250%, 8/1/2039	31,981
	Microchip Technology, Inc., Convertible
26,000	1.625%, 2/15/2027	25,397
	NetApp, Inc.
4,000	2.000%, 9/27/2019	3,956
	ON Semiconductor Corporation, Convertible
10,000	1.625%, 10/15/2023	10,732
	Red Hat, Inc., Convertible
4,000	0.250%, 10/1/2019	9,500
	Verint Systems, Inc., Convertible
6,000	1.500%, 6/1/2021	5,804
	Vishay Intertechnology, Inc., Convertible
28,000	2.250%, 6/15/2025[f]	24,769

	Total	426,135

Transportation (<0.1%)
	Delta Air Lines, Inc.
4,000	2.875%, 3/13/2020	3,973

	Total	3,973

Utilities (0.7%)
	CenterPoint Energy, Inc.
4,000	2.500%, 9/1/2022	3,826
	Dominion Energy, Inc.
6,000	2.579%, 7/1/2020	5,905
	Duke Energy Corporation
6,000	2.400%, 8/15/2022	5,764
	Edison International
3,000	2.125%, 4/15/2020	2,920
	Exelon Generation Company, LLC
4,000	2.950%, 1/15/2020	3,981
	FirstEnergy Corporation
4,000	2.850%, 7/15/2022	3,898
	NiSource, Inc.
100,000	5.650%, 6/15/2023[b,f,g]	93,000
	Pinnacle West Capital Corporation
5,000	2.250%, 11/30/2020	4,900
	Southern Company
3,000	2.350%, 7/1/2021	2,917

	Total	127,111

	Total Long-Term Fixed Income (cost $9,007,993)	8,333,884

Shares	Registered Investment Companies (25.2%)
Affiliated (10.7%)
208,786	Thrivent Core Emerging Markets Debt Fund	1,904,133

	Total	1,904,133

Unaffiliated (14.5%)
6,225	AllianceBernstein Global High Income Fund, Inc.	65,549
11,100	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	118,548

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2018

Shares	Registered Investment Companies (25.2%)	Value
Unaffiliated (14.5%) - continued
6,634	BlackRock Core Bond Trust	$80,935
10,256	BlackRock Corporate High Yield Fund, Inc.	95,176
11,000	BlackRock Credit Allocation Income Trust	122,980
16,239	BlackRock Enhanced Equity Dividend Trust	126,177
4,308	BlackRock Multi-Sector Income Trust	66,171
12,827	BlackRock Resources & Commodities Strategy Trust	90,559
4,000	Brookfield Real Assets Income Fund, Inc.	76,280
5,598	Calamos Convertible Opportunities and Income Fund	49,598
2,637	Cohen & Steers Limited Duration Preferred & Income Fund, Inc.	57,513
4,539	Cohen & Steers Quality Income Realty Fund, Inc.	47,024
5,616	Cohen & Steers REIT and Preferred Income Fund, Inc.	99,965
4,800	Eaton Vance Short Duration Diversified Income Fund	59,760
3,925	First Trust/Aberdeen Global Opportunity Income Fund	36,816
7,398	Invesco Dynamic Credit Opportunities Fund	75,977
21,194	Invesco Senior Income Trust	82,869
3,500	John Hancock Tax-Advantaged Dividend Income Fund	71,470
9,000	Liberty All-Star Equity Fund	48,420
6,925	MFS Intermediate Income Trust	25,415
5,583	Neuberger Berman MLP Income Fund, Inc.	37,350
11,500	Nuveen Credit Strategies Income Fund	85,100
3,529	Nuveen Preferred and Income Term Fund	71,356
10,700	Nuveen Quality Preferred Income Fund II	88,596
5,947	PGIM Global Short Duration High Yield Fund, Inc.	76,835
3,487	Reaves Utility Income Fund	102,622
6,306	Royce Value Trust, Inc.	74,411
7,950	Templeton Global Income Fund	47,938
5,157	Tortoise MLP Fund, Inc.	63,173
3,687	Tri-Continental Corporation	86,718
725	Vanguard Short-Term Corporate Bond ETF	56,507
14,144	Voya Global Equity Dividend & Premium Opportunity Fund	82,884
10,235	Wells Fargo Income Opportunities Fund	73,999
12,513	Western Asset High Income Fund II, Inc.	72,075
17,442	Western Asset High Income Opportunity Fund, Inc.	76,396

	Total	2,593,162

	Total Registered Investment Companies (cost $5,059,479)	4,497,295

Shares	Common Stock (5.1%)
Communications Services (0.2%)
41	Charter Communications, Inc.[i]	11,684
707	Twitter, Inc.[i]	20,319

	Total	32,003

Consumer Discretionary (0.4%)
8	Booking Holdings, Inc.[i]	13,779
2,625	Caesars Entertainment Corporation[h,i]	17,824
845	Carnival Corporation	41,658

	Total	73,261

Consumer Staples (0.1%)
260	Bunge, Ltd.	13,894

	Total	13,894

Energy (2.4%)
550	Chevron Corporation	59,835
2,070	Enbridge, Inc.	64,336
3,300	Enterprise Products Partners, LP	81,147
1,000	Occidental Petroleum Corporation	61,380
1,134	Royal Dutch Shell plc ADR	66,078
900	Schlumberger, Ltd.	32,472
122	Whiting Petroleum Corporation[i]	2,768
2,765	Williams Companies, Inc.	60,968

	Total	428,984

Financials (0.5%)
1,122	Bank of America Corporation	27,646
2,900	Granite Point Mortgage Trust, Inc.	52,287
257	Wells Fargo & Company	11,843

	Total	91,776

Health Care (0.4%)
28	Anthem, Inc.	7,354
181	Danaher Corporation	18,665
92	Illumina, Inc.[i]	27,593
1,007	Teva Pharmaceutical Industries, Ltd. ADR[i]	15,528

	Total	69,140

Industrials (<0.1%)
28	Dycom Industries, Inc.[i]	1,513

	Total	1,513

Information Technology (0.8%)
1,302	Advanced Micro Devices, Inc.[i]	24,035
380	Intel Corporation	17,833
60	Lam Research Corporation	8,170
2,246	Micron Technology, Inc.[i]	71,266
82	NVIDIA Corporation	10,947
209	NXP Semiconductors NV	15,316

	Total	147,567

Real Estate (0.3%)
600	Crown Castle International Corporation	65,178

	Total	65,178

	Total Common Stock (cost $1,126,361)	923,316

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2018

Shares	Preferred Stock (3.1%)	Value
Consumer Staples (0.5%)
4,000	CHS, Inc., 6.750%[b,g]	$96,240

	Total	96,240

Energy (0.9%)
10,535	Crestwood Equity Partners, LP, 9.250%[g]	92,181
2,650	NuStar Logistics, LP, 9.170%[b]	63,176

	Total	155,357

Financials (1.4%)
2,000	Citigroup Capital XIII[b]	52,860
2,085	Federal National Mortgage Association, 0.000%[g,i]	14,491
70	First Tennessee Bank NA, 3.750%[b,f,g]	51,457
1,300	GMAC Capital Trust I, 8.401%[b]	32,955
2,000	Morgan Stanley, 5.850%[b,g]	48,560
40	Wells Fargo & Company, Convertible, 7.500%[g]	50,479

	Total	250,802

Real Estate (0.3%)
2,313	Colony Capital, Inc., 8.75%[g]	53,523

	Total	53,523

	Total Preferred Stock (cost $592,167)	555,922

Shares	Collateral Held for Securities Loaned (0.6%)
113,850	Thrivent Cash Management Trust	113,850

	Total Collateral Held for Securities Loaned (cost $113,850)	113,850

Shares or Principal Amount	Short-Term Investments (8.6%)
	Federal Home Loan Bank Discount Notes
100,000	2.255%, 1/8/2019[j,k]	99,960
	Thrivent Core Short-Term Reserve Fund
143,383	2.670%	1,433,832

	Total Short-Term Investments (cost $1,533,787)	1,533,792

	Total Investments (cost $20,512,234) 105.5%	$18,875,316

	Other Assets and Liabilities, Net (5.5%)	(984,450)

	Total Net Assets 100.0%	$17,890,866

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $3,518,065 or 19.7% of total net assets.

g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
h	All or a portion of the security is on loan.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Multidimensional Income Fund as of December 31, 2018 was $82,905 or 0.5% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2018.

Security	Acquisition Date	Cost
MGIC Investment Corporation, Convertible, 4/1/2063	4/19/2017	$85,549

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Multidimensional Income Fund as of December 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$93,219
Common Stock	17,824

Total lending	$111,043
Gross amount payable upon return of collateral for securities loaned	$113,850

Net amounts due to counterparty	$2,807

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2018

                Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a) Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Registrant’s principal executive and principal financial officers, or persons performing similar functions, are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13.	Exhibits

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: See EX-99.CODE attached hereto.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant: Not applicable

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 28, 2019	THRIVENT MUTUAL FUNDS

By:
/s/ David S. Royal
David S. Royal
President and Chief Investment Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 28, 2019	By:
/s/ David S. Royal
David S. Royal
President and Chief Investment Officer
(principal executive officer)

Date: February 28, 2019	By:
/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer and Principal Accounting Officer
(principal financial officer)